UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

_________________

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WisdomTree, Inc.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2024

Notice of Annual Meeting
and Proxy Statement

WisdomTree, Inc.

Notice of 2024 Annual Meeting of Stockholders

We cordially invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of WisdomTree, Inc. (“WisdomTree”, the “Company”, “we” or “our”). Stockholders as of the record date for the Annual Meeting are entitled to vote on the items set forth below. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

See the “General Information for Stockholders About the Annual Meeting” section of the proxy statement on page 10 for information about voting and attending the Annual Meeting.

Date And Time: June 12, 2024 at 10:00 a.m., Eastern Time	Meeting Address: Paul Hastings LLP 200 Park Avenue, 26th Floor New York, NY 10166	Record Date: April 19, 2024	Mailing Date: On or about April 29, 2024

Voting Matters and Board Recommendations

At or before the Annual Meeting, we ask that you vote on the following items:

Proposal		Board Recommendation	Page Reference
1	Elect nine members of our Board of Directors	FOR	21
2	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	36
3	Vote on an advisory resolution to approve the compensation of our named executive officers	FOR	39
4	Vote, on a non-binding, advisory basis, on the frequency of future advisory votes to approve the compensation of our named executive officers	ONE YEAR	40
5	Ratify the approval by our Board of Directors of the extension of the Stockholder Rights Agreement, dated March 17, 2023, as amended, by and between the Company and Continental Stock Transfer & Trust Company	FOR	41

In addition, stockholders are asked to transact any other business that may properly come before the meeting or any postponements or adjournments thereof.

WisdomTree, Inc. | 2024 Proxy Statement

How to Vote

Please follow the easy instructions on your WHITE proxy card or voting instruction form to vote in any of the following ways:

Vote by Internet You may vote electronically by locating the unique control number on your WHITE proxy card or voting instruction form and accessing the website indicated therein.

Vote by Mail

If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card or voting instruction form received and returning it in the pre-paid envelope.

Vote at the Meeting

Stockholders of record, or beneficial owners with a legal proxy from their bank, broker or other nominees, can also vote at the Annual Meeting. Please find instructions below regarding attendance.

A list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting on a reasonably accessible electronic network for a period of ten (10) days prior to the Annual Meeting date. Please email Marci Frankenthaler, Secretary, at mfrankenthaler@wisdomtree.com if you wish to examine the stockholder list prior to the Annual Meeting.

As you may be aware, ETFS Capital Limited (“ETFS Capital”), which owns approximately 10% of our common stock, is conducting a solicitation pursuant to which it is waging a campaign to vote against the election of certain director nominees nominated by your Board of Directors. You may receive proxy solicitation materials from ETFS Capital or other persons or entities affiliated with ETFS Capital, including an opposition proxy statement and proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to ETFS Capital contained in any proxy solicitation materials filed or disseminated by ETFS Capital or any other statements that they may otherwise make.

Our Board of Directors unanimously recommends that you vote “FOR” all nine WisdomTree nominees proposed by our Board of Directors using the WHITE proxy card.

Our Board of Directors strongly urges you NOT to sign or return any proxy card or voting instruction form sent to you by or on behalf of ETFS Capital. If you do sign a proxy card or voting instruction form sent to you by ETFS Capital, however, you have the right to change your vote by using the enclosed WHITE proxy card or voting instruction form. Only the latest dated, signed proxy card or voting instruction form you vote will be counted.

If you have previously submitted a proxy card or voting instruction form sent to you by or on behalf of ETFS Capital, you can revoke that proxy card or voting instruction form and vote for your Board of Directors’ nominees and in accordance with the Board of Directors’ recommendations on the other matters to be voted on at the Annual Meeting by voting over the Internet or by completing, signing, dating and returning the enclosed WHITE proxy card or WHITE voting instruction form by mail in the postage-paid envelope provided.

It is very important that your shares be represented and voted at the Annual Meeting no matter how many shares you own. Whether or not you plan to attend the Annual Meeting in person, we hope you will vote as soon as possible. You may vote over the Internet or by mailing the WHITE proxy card or WHITE voting instruction form in the postage-paid envelope provided. Returning your proxy or voting instruction form or voting over the Internet does not deprive you of your right to attend the Annual Meeting in person and to vote your shares at the Annual Meeting in person.

By order of the Board of Directors,

Marci Frankenthaler, Secretary

WisdomTree, Inc. | 2024 Proxy Statement

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
To Be Held on June 12, 2024.

We have elected to utilize the “full set delivery” option and are delivering paper copies to all stockholders entitled thereto of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website. The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available on our investor relations website at:
https://ir.wisdomtree.com/company-information/annual-reports-proxy.

This proxy statement contains information about the 2024 annual meeting of stockholders of WisdomTree, Inc. Proxy materials will be first sent to stockholders on or about April 29, 2024.

IMPORTANT

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage paid envelope promptly, or follow the instructions set forth on the enclosed WHITE proxy card to vote over the Internet.

All stockholders are invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, we respectfully urge you to vote over the Internet or by signing, dating and returning the enclosed WHITE proxy card as promptly as possible. Stockholders who execute a proxy card may nevertheless attend the Annual Meeting, revoke their proxy and vote their shares during the Annual Meeting. “Street name” stockholders who wish to vote their shares during the Annual Meeting will need to obtain a legal proxy from the bank, broker or other nominee in whose name their shares are registered. The instructions for voting over the Internet are provided on your proxy card.

ETFS Capital is conducting a solicitation pursuant to which it is waging a campaign to vote against the election of certain director nominees nominated by your Board of Directors. THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM ETFS CAPITAL OR ANY PERSON OTHER THAN THE COMPANY. IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY ETFS CAPITAL, YOU MAY REVOKE IT AND VOTE FOR YOUR BOARD OF DIRECTORS’ NOMINEES AND IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS ON THE OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING BY SUBMITTING A LATER-DATED PROXY ELECTRONICALLY BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD, OR BY SIGNING, MARKING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. Any proxy card you sign and return from ETFS Capital for any reason could invalidate previous WHITE proxy cards sent by you to support our Board of Directors.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this proxy statement.

IMPORTANT!
PLEASE VOTE THE WHITE PROXY CARD TODAY “FOR” ALL OF THE WISDOMTREE NOMINEES!

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING
INSTRUCTION FORM SENT TO YOU BY ETFS CAPITAL.

Remember, you can vote your shares over the Internet.

Please follow the easy
instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting
your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders and All Others Call Toll Free: (877) 750-5836
Banks and Brokers Call: (212) 750-5833

WisdomTree, Inc. | 2024 Proxy Statement

WisdomTree, Inc. | 2024 Proxy Statement

Unless otherwise indicated, references to “the Company,” “we,” “us,” “our” and “WisdomTree” mean WisdomTree, Inc. and its subsidiaries.

WisdomTree®, WisdomTree Prime™ and Modern Alpha® are trademarks of WisdomTree, Inc. in the United States and in other countries. All other trademarks are the property of their respective owners.

WisdomTree, Inc. | 2024 Proxy Statement

WisdomTree, Inc.  |  250 West 34th Street, 3rd Floor  |  New York, NY 10119

Proxy Statement for the 2024 Annual Meeting of Stockholders

To be Held on June 12, 2024

Proxy Summary

This summary does not contain all the information that you should consider before voting. Please read this entire proxy statement carefully. For more information about our 2023 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2023, a copy of which is available on our investor relations website at https://ir.wisdomtree.com/sec-filings/annual-reports.

This proxy statement and our annual report is first being mailed on or about April 29, 2024 to stockholders entitled to vote at the Annual Meeting.

About our Company

WisdomTree, Inc. is a global financial innovator, offering a well-diversified suite of exchange-traded products (“ETPs”), models, solutions and products leveraging blockchain technology. We empower investors and consumers to shape their future and support financial professionals to better serve their clients and grow their businesses. We leverage the latest financial infrastructure to create products that provide access, transparency and an enhanced user experience. Building on our heritage of innovation, we are also developing and have launched next-generation digital products, services and structures, including digital or blockchain-enabled mutual funds and tokenized assets, as well as our blockchain-native digital wallet, WisdomTree Prime.

Corporate Performance Highlights

Strong Performance

•  Our business continues a multi-year trend of significant positive momentum as we execute against our long-term strategic initiatives. Our revenues and operating income increased 15.8% and 45.6%, respectively, during the year ended December 31, 2023 as compared to the prior year, which translated into 520 basis points of operating margin expansion. In 2023, we generated over $10.4 billion of net inflows, representing annual organic flow growth of approximately 13%. Our inflow profile is both broad and deep, particularly in fixed income, international equity and emerging markets products, representing organic flow growth in these categories of 39%, 28% and 21%, respectively. This diversification increased our year-to-date average fee capture on our flows, which was approximately two times greater than our fee capture in the prior year. We believe our AUM diversification and product performance have us well-positioned for this growth trajectory to continue.

•  Our AUM reached record highs of $100.1 billion and $107.2 billion as of December 31, 2023 and March 31, 2024, respectively.

•  Our models strategy is succeeding, with our model portfolios available to over 70,000 advisors. We are focused on adding new clients and continuing to deepen our impact on partner platforms such as Merrill Lynch, Morgan Stanley, LPL Financial and others, as well as being an outsourced solution for smaller registered investment advisers and independent broker-dealers to make model portfolios easier to trade through our Portfolio Solutions program. In 2023, the number of advisors utilizing our models doubled from approximately 1,000 to 2,000. We believe that continued success penetrating our accessible market and in winning advisor mindshare should lead to model flows that are recurring in nature and stackable on top of our current inflow profile.

WisdomTree, Inc. | 2024 Proxy Statement       1

Proxy Summary

•  While we remain focused on providing investors with the best product structure to access various asset classes through ETPs, we believe that by leveraging blockchain technology, tokenized assets will be the preferred product structure of tomorrow and the future of financial services. We are an early mover in this space, with the launch of our blockchain-native wallet, WisdomTree Prime, a direct-to-consumer channel where spending, saving and investing are united. WisdomTree Prime currently provides investors access to tokenized gold and U.S. dollar tokens, as well as select crypto currencies and blockchain-enabled mutual funds, including a government money market fund and other digital funds offering asset allocation, fixed income and equity exposures. The WisdomTree Prime Visa Debit Card is live and available to customers, with peer-to-peer transfers to be available in the upcoming quarters. Further advancements in our digital assets business include the New York State Department of Financial Services (“DFS”) – the premier regulator for businesses that engage in tokenization and other digital assets activities – recently granting WisdomTree a limited purpose trust company charter, which will enable New York resident customers to access WisdomTree Prime and allow us to offer products and perform services under DFS supervision and associated legal protections. Including the forthcoming launch in New York, we have expanded the availability of WisdomTree Prime to 41 states and nearly 75% of the U.S. population. We believe there is immense opportunity in our tokenization strategy, and we are exploring strategic partnerships and other business development opportunities for both our platform and product suite that could result in additional tokenization revenue streams in the future.

•  Our recent achievements and strong performance were reflected in our stock price performance in relation to our peers. As described in the Compensation Discussion and Analysis section of this proxy statement, our total shareholder return, or TSR, ranking was 2nd among a peer group, including the Company, of 13 publicly-traded asset managers for the second straight year. Additionally, WisdomTree’s stock price was up over 25% and 30% during 2023 and the first quarter of 2024, respectively, and in March 2024 surpassed its 5-year high.

Balance Sheet Management

•  We reduced our convertible senior notes outstanding by $45.0 million by issuing $130.0 million of convertible senior notes due 2028 and retiring $175.0 million of convertible senior notes due 2023.

•  In May 2023, we closed a transaction resulting in the termination of our contractual gold payments obligation to ETFS Capital Limited for $50.0 million in cash and shares of Series C Non-Voting Convertible Preferred Stock convertible into approximately 13.1 million shares of our common stock (the “Series C Preferred Stock”). The value of these shares was $86.9 million based on the closing price of our common stock on May 9, 2023 of $6.64 per share. The transaction expanded our operating margin by over 500 basis points, was accretive to earnings per share and reduced volatility in our financial results.

•  In November 2023, we repurchased the Series C Preferred Stock for aggregate cash consideration of approximately $84.4 million, comprised of $40.0 million paid upfront and the remainder in equal annual installments on the first, second and third anniversaries of the closing date, with no requirement to pay interest. The implied price per share of the repurchase was $6.02 when considering the interest-free financing element of the transaction, and the repurchase was accretive to earnings per share.

•  We continue to return capital to our stockholders in the form of a quarterly cash dividend, which we have paid consecutively since 2014. Over the last four years, we also have repurchased approximately 14.6 million shares of our common stock for an aggregate cost of approximately $72.7 million in addition to the repurchase of the Series C Preferred Stock described above.

Disciplined Risk Management

•  Our Board of Directors (“Board”) actively oversees the development of strategic objectives and receives updates on the implementation of strategic plans throughout the year at regularly scheduled Board meetings. The Board also reviews the risk assessment of the strategic plan.

•  In addition, we have established a Global Risk Committee, consisting of members of senior management, which oversees risks both inside and outside of the firm, including any heightened or changed risks as they relate to independent third-party service providers. The Global Risk Committee meets quarterly and reports to the Audit Committee of the Board at regularly scheduled Audit Committee meetings.

2     WisdomTree, Inc. | 2024 Proxy Statement

Proxy Summary

•  We have implemented a cybersecurity risk management program that identifies, assesses and treats cybersecurity risks, which is directed by our Chief Information Officer (“CIO”) and overseen by the Audit Committee. The CIO regularly reports to the Audit Committee on our cybersecurity risks, and the chair of the Audit Committee reports on these discussions to the Board.

Mission, Vision, Values

We strive to differentiate ourselves in the asset management industry through our sense of community and purpose integrated into our culture, where every employee has a voice. Guided by our mission, vision and values and a defined framework for growth, we believe we are well positioned for success.

Our mission is to deliver a better financial experience through the quality of our products, solutions and engagement.

Our vision is to be the leader in the best transparent structures and executions in financial services.

Our values are grounded in:

•  Excellence & Innovation – we “think big” and are not afraid to disrupt the status quo, and we relentlessly focus on improving our process, products and solutions to drive positive change in the business and continually advance our mission.

•  Transparency & Accountability – we always strive to do the right thing, without shortcuts or exceptions, and we learn from our mistakes and celebrate success.

•  Having Fun – we work with integrity and purpose and support each other as a global team.

Corporate Responsibility

Corporate responsibility is embedded throughout our business, which we believe benefits our employees, stockholders and other stakeholders. We have made a firmwide commitment to incorporate corporate responsibility efforts through various initiatives, including working to enhance our employee experience through training and the provision of employee benefits, investing in our community through firmwide service projects, caring for our environment and continuously striving to improve corporate governance. We are proud to have built a diverse and inclusive workforce across gender, race, age and ability, including in our leadership teams and our Board.

We have established a Global Sustainability Committee as well as jurisdictional working groups to drive sustainability initiatives across our business with oversight from our Board, the Nominating and Governance Committee and our executive management team. Our Global Sustainability Committee is comprised of leaders throughout the firm and is responsible for developing and implementing our corporate sustainability strategy across the Company.

WisdomTree, Inc. | 2024 Proxy Statement       3

Proxy Summary

Included below are highlights of our corporate responsibility programs and practices. Our Corporate Responsibility Report, available on our investor relations website at https://ir.wisdomtree.com/company-information/corporate-responsibility/, provides additional details about these programs and policies and the corporate sustainability positioning of our firm as a whole.

Responsible Investing

•   In Europe, we offer a variety of products with environmental, social and governance (“ESG”) integration, including our Battery Solutions, Renewable Energy and Recycling Decarbonisation UCITS products. We also apply ESG screens across all of our equity and certain fixed income UCITS products.

•   As of March 31, 2024, we offer 24 ETPs in Europe that are categorized as Article 8 products under the EU Sustainable Finance Disclosures Regulation (“SFDR”) and two ETPs that are categorized as Article 9 products under the SFDR. Article 8 products promote, among other characteristics, environmental or social characteristics or a combination of those characteristics, provided that the companies in which the investments are made follow good governance practices. Article 9 products have sustainable investment as their objective.

Diversity, Equity and Inclusion

•   Our global DEI Council of senior leaders and employees represents our employee base and promotes a diverse and inclusive workplace culture. In 2023, the DEI Council held training sessions on understanding neurodiversity, implicit bias and embedding inclusion in feedback, roundtables on success and failure, and financial literacy workshops for employees and secondary school students. The DEI Council also promoted awareness days and months across the firm including with respect to black history, women’s history, pride, mental health and men’s health.

•   Our Women’s Initiative Network, or WIN, is an employee-led network designed to provide opportunities and support from all genders for women at WisdomTree, career development and professional training opportunities, and female empowerment and leadership within the organization. Since its inception in 2019, WIN has held numerous global events, including panel discussions on women in the workforce featuring Company employees and notable guest speakers, interactive seminars on topics including negotiation skills, workshops and coaching sessions to enhance confidence to speak up, and various roundtable forums and in-person and virtual social gatherings to promote connectivity and increase engagement. WIN also produces regular internal “spotlight” newsletters to increase visibility and raise the profile of our female employees. In addition, through WIN’s mentorship program, WIN members of all genders are connected with firm leaders who can help them achieve their career development goals.

Enhancing Our Employee Experience

•   We offer our employees extensive health, wellness, career development and other benefits, including a monthly stipend to cover remote work-related business expenses, numerous wellness programs, an educational assistance program, and unlimited paid time-off for U.S. employees and flexible sick leave policies.

•   Our annual “Team Alpha” Awards recognize employees who led significant successes while exhibiting extraordinary teamwork and demonstrating strong character.

•   In the U.S., we were named a “Best Places to Work in Money Management” by Pensions & Investments for the fourth consecutive year and seven years total, and we ranked second within the category for managers with 100-499 employees, the second consecutive year earning a ranking among the top five employers. In the U.K., we were also named a “Best Workplace” for medium-sized companies for the fourth consecutive year and a “Best Workplace for Women” for medium-sized companies for the first time by Great Place to Work.

Investing in Our Community

•   We encourage employees to be active members of the community and to give back through a variety of programs, including paid time-off to volunteer at a charitable organization of their choice.

•   We continue to support charitable causes through regular donations. In 2023, we contributed to 100 Black Men of America, the Thurgood Marshall College Fund and the NAACP Legal Defense Fund for Black History Month, Autism Speaks for Autism Awareness Month, and the Nature Conservancy for Earth Day, among many others including the Jazz Foundation of America. Our U.S. WIN members also volunteered with GradBag, a charitable organization whose mission is to support underserved college-bound students and to advance sustainability. WIN volunteers helped unload supplies and stage a shopping area for lightly used dorm room essentials for redistribution to incoming students in-need.

•   In our European offices, we supported a wide range of charities. We participated in several running events to raise money for Ambitious about Autism, Teach First and the Lullaby Trust. Our Europe WIN members partnered with The Malala Fund and Refuge to host “lunch and learn” events to raise awareness and funds for the charities. We also joined the Thames 21 Beach Clean to clean the Thames River shore, donated winter coats for homeless charities to Wrap Up, and volunteered for a day of gardening and participated in a 10-mile walk to raise money for Greenfingers, a local children’s hospice.

4     WisdomTree, Inc. | 2024 Proxy Statement

Proxy Summary
Caring for Our Environment

•   Our entire global workforce operates under our “Work Smart” philosophy, where time in the office is generally not prescribed, and team leaders are empowered to determine how their teams work best, based on their roles, with employees remaining accountable for achieving individual, team and Company outcomes. In keeping with this approach, we maintain a smaller office footprint, which we believe has enhanced our efficiency and sustainability and will continue to do so in the future.

•   Through carbon-offsetting, our European operations have been certified carbon neutral since 2019. Partnering with Carbon Footprint, we successfully calculated and offset our carbon emissions in Europe. We are engaging with a third-party consultant to expand this initiative on a global level.

Corporate Governance	• As described under “Board Governance Overview” below, our Board is committed to strong and effective governance and oversight through a number of policies, practices and procedures.

Board of Directors Highlights

We have a diverse, independent and highly qualified Board that oversees WisdomTree’s strategy and performance with the best interests of all stockholders in mind. Our Board is also highly focused on corporate governance. Over the past three years, our Board has been substantially refreshed, adding key additional experience and perspective, and all committee chair positions have been rotated and are held by female directors who joined the Board during this period.

							Board Committees
Name	Age	Gender**	Demographic Background **	Independent	Director Since	Other Public Company Boards	Audit	Compensation	Nominating & Governance
Lynn S. Blake	59	Female	White	✔	2022	United Natural Foods, Inc.	C*	M	M
Anthony Bossone	53	Male	White	✔	2009		M*	M
Smita Conjeevaram	63	Female	Asian	✔	2021	McGrath RentCorp; SkyWest, Inc.; SS&C Technologies Holdings, Inc.		C	M
Rilla Delorier	57	Female	White	✔	2023	Atlantic Union Bankshares Corporation; Coastal Financial Corporation	M
Daniela Mielke	58	Female	White	✔	2022	Nuvei Corporation; The Bancorp, Inc.	M		M
Shamla Naidoo	59	Female	Asian; Black or African American	✔	2023	QBE North America		M	C
Win Neuger	74	Male	White	✔	2013			M
Tonia Pankopf	56	Female	White	✔	2023				M
Jonathan Steinberg	59	Male	White		1988

*  Financial Expert            M = Member            C = Chair

** Categories and information included based on director nominees’ self-identified diversity characteristics.

WisdomTree, Inc. | 2024 Proxy Statement       5

Proxy Summary

Director Qualifications and Experience

The following table provides an overview of the specific skills, experiences and areas of knowledge of our director nominees that allow the Board to effectively serve and represent the interests of our stockholders, customers and employees. In addition, directors gain substantial experience through serving on our Board, which involves significant exposure to the complex regulations and changing landscape of the financial services industry.

Skills and Experience	Blake	Bossone	Conjeevaram	Delorier	Mielke	Naidoo	Neuger	Pankopf	Steinberg
Corporate Governance	●	●	●	●	●	●	●	●	●
Global Business Experience	●	●	●		●	●	●	●	●
Executive Leadership	●	●	●	●	●	●	●		●
Financial Services/Asset Management	●	●	●	●	●		●	●	●
Accounting/Financial Reporting	●	●	●	●	●		●	●
Other Public Company Expertise	●		●	●	●	●		●
Risk Management	●	●	●	●	●	●
Information Technology/Cybersecurity Oversight	●	●		●	●	●
ETF Expertise	●	●					●		●
Legal and Regulatory		●	●			●
Digital Transformation/Marketing				●	●	●

6     WisdomTree, Inc. | 2024 Proxy Statement

Proxy Summary

Board Governance Overview

Our Board is committed to strong and effective governance and oversight. Annually, and more often as necessary, the Board reviews and enhances its practices for Board independence, accountability and effectiveness. Below are some highlights of our Board governance program.

Board Independence
Separation of Roles	The roles of Chair of the Board and Chief Executive Officer are completely separate.
Substantial Majority of Independent Directors	All directors are considered independent under applicable standards except Jonathan Steinberg, our CEO.
Independent Director-Led Committees

All standing Board committees are comprised entirely of independent directors. Over the past year, the Board appointed new chairs to each of these Board committees; with these changes, all standing Board committees are chaired by female directors who joined the Board within the past three years.

Executive Sessions	Independent directors regularly meet in executive session without management throughout the year.
Board Accountability
Annually Elected Directors	The Board is fully declassified. All directors are elected annually.
Attendance	The Board and its committees had a 96% aggregate attendance rate in 2023.
Majority Voting Standards	We utilize majority voting requirements for director elections for which there is not an opposing slate of director nominees.
Oversight of Strategy

The Board oversees the development of strategic objectives and receives updates on the implementation of strategic plans throughout the year at regularly scheduled Board meetings. The Board also reviews the risk assessment of the strategic plan.

Oversight of Cybersecurity

The Audit Committee oversees the management of cybersecurity risks, including our cybersecurity risk assessment and management policies and procedures. The Audit Committee receives regular reports on cybersecurity risks from management and, in turn, reports on these discussions to the Board.

Oversight of Corporate Responsibility Matters

The Nominating and Governance Committee reviews and provides oversight of our strategy, initiatives and policies concerning corporate responsibility, including consideration of environmental, health and safety and social matters, and makes recommendations to the Board regarding our sustainability initiatives and relevant public disclosures.

Stock Ownership Guidelines	Our non-employee directors and executive officers are subject to stock ownership guidelines.
Prohibition of Pledging, Hedging, Short Sales and Derivative Transactions

Our insider trading policy prohibits pledging, hedging, short sales and derivative transactions in our securities by directors, officers, employees and consultants who in the ordinary course of their duties have access to material nonpublic information of the Company.

Oversight of Executive Management Succession Planning	The Board engages in regular executive management succession planning reviews, as well as succession planning discussions at the Compensation Committee level.
Proxy Access	Stockholders that meet certain requirements can have their director nominees included in our proxy statement.

WisdomTree, Inc. | 2024 Proxy Statement       7

Proxy Summary
Board Effectiveness
Robust Self-Assessments

The Board and each committee complete written self-assessments. Management implements action plans based on directors’ feedback and reports to the Board on the implementation of those plans to ensure continuous improvement.

Director Education Program

To enhance directors’ knowledge on topics relevant to oversight of the Company, Board members participate in educational programs, including through a membership we procure for each director with the National Association of Corporate Directors.

Broad Director Onboarding Program

Our comprehensive onboarding program seeks to quickly integrate new directors in our business and culture and features one-on-one sessions with senior executives and functional area representatives, and training on Company policies and industry trends.

Board Succession Planning	The Board, and its relevant committees, discuss director succession planning, focusing on business needs, industry trends, diverse perspectives and stockholder expectations.
Over-Boarding Restrictions

To maintain Board effectiveness, ensure that directors have sufficient time to devote to their duties, and align with stockholder expectations, directors may serve on up to five total public company boards and directors who serve as our CEO or an executive officer may serve on a total of two public company boards.

Strong Corporate Governance Guidelines	Our Corporate Governance Guidelines and Board Committee Charters are clear and robust and are reviewed annually to maintain strong and sound governance practices.

Executive Compensation

2023 Highlights

In 2023, we made the following enhancements to our executive compensation program:

•  New performance metric. We introduced an additional performance metric, “Annualized Run Rate Revenue (“RRR”) from Flows,” which is computed by multiplying net flows of each of our ETPs by its expense ratio. This metric is weighted equally with our Net Inflows metric (9.375% in each case) and represents a financial measure (revenue associated with flows) derived from a non-financial measure (net flows). We believe this new metric is a meaningful enhancement to our incentive compensation program as the composition of our flows impacts the magnitude of the change to our operating revenues.

•  Adjustment to payout curve. We adjusted the payout curve for financial metrics (revenues, adjusted operating income and adjusted operating margin) to be computed using two-to-one leverage instead of one-to-one leverage. For every percentage point increase (or decrease) in performance, our NEOs received a two percentage point increase (or decrease) to the payout, which provided greater alignment with pay and performance by further reducing the payout when performance is below target and further increasing the payout when performance is above target.

•  Severance Plan and Amended Employment Agreements. See “Employment Agreements and Severance Plan” below for a description of our Severance Plan and Restrictive Covenant Agreement (each defined below) applicable to our Chief Financial Officer (“CFO”), and amendments to employment agreements with each of our CEO, Chief Operating Officer (“COO”), Chief Administrative Officer (“CAO”) and Head of Europe (“HoE”) that we entered into in April 2023.

Impact of Total Shareholder Return on NEO Compensation

A significant portion of our executive compensation program is linked to shareholder return, as follows:

•  relative total shareholder return, or TSR, is a performance metric included in our performance-based incentive compensation program for our NEOs. As described in the Compensation Discussion and Analysis section of this proxy statement in the subsection titled “2023 Incentive Compensation Program and Results,” the 2023 funded payout percentage for this performance metric was 224.9% of target;

•  long-term incentive compensation is granted entirely in the form of equity, which value is explicitly linked to TSR, and is comprised of both restricted stock awards and relative TSR-based performance-based restricted stock units, or PRSUs;

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Proxy Summary

•  PRSUs granted for 2023 performance in January 2024 to our CEO and COO represent 50% of each of their respective long-term equity awards granted. PRSUs granted to our other NEOs represent 25% of each of their respective long-term equity awards granted; and

•  the payout on PRSUs that vested in January 2022, January 2023 and January 2024 was 0%, 76.92% and 200%, respectively.

Change to be Effective in 2024

We made the following enhancement to our incentive compensation program that will take effect prospectively beginning in 2024:

•  Greater emphasis on financial vs. non-financial performance metrics. As described in the Compensation Discussion and Analysis section of this proxy statement in the subsection titled “Executive Summary – Compensation Overview,” we adjusted the weightings applied to our performance metrics such that greater emphasis will be placed on the financial metrics to further align the magnitude of our performance-driven compensation plan with our ability to pay. The financial metrics for 2024 are weighted 75.0%, as compared to 56.25% in the prior year.

2023 Total Compensation Pay Mix

The following charts reflect the elements of 2023 total compensation for (i) our CEO and (ii) our other NEOs who were serving in their respective positions as of December 31, 2023, as a percentage of their total compensation. Incentive compensation paid to our CEO is most heavily weighted toward long-term equity incentives, followed by our COO, and then our other NEOs. Long-term equity awards consist of restricted stock awards and PRSUs. PRSUs granted to our CEO and COO represent 50% of the long-term equity awards granted. PRSUs granted to our other NEOs represent 25% of the long-term equity awards granted.

Compensation Program Best Practices

Our compensation programs incorporate best practices, including the following:

What We Do	What We Don’t Do

✔   Annual say-on-pay advisory vote

✔   Pay for performance compensation philosophy

✔   Robust stock ownership guidelines

✔   Clawback policy applicable to cash and equity incentive compensation

✔   Independent compensation consultant

✔   Entirely independent Compensation Committee

✔   Annual compensation risk assessment

✗  No dividends will be paid with respect to unvested awards under the 2022 Equity Plan

✗  No pledging, hedging, short sales or derivative transactions

✗  No excessive perks

✗  No excessive risk taking

✗  No excise tax gross-ups

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General Information for Stockholders About the Annual Meeting

Who is soliciting my vote?

The Board of Directors of WisdomTree, Inc. is soliciting your vote for the 2024 Annual Meeting of Stockholders (“Annual Meeting”).

How do I attend the Annual Meeting, and may I ask questions?

The Annual Meeting will be held on June 12, 2024, at 10:00 a.m. Eastern Time at Paul Hastings LLP, 200 Park Avenue, 26th Floor, New York, NY 10166. Any stockholder may attend the Annual Meeting. If you choose to do so, please bring your proxy card and valid picture identification. If your shares of common stock are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and this proxy statement is being forwarded to you by your broker or nominee. As a result, your name does not appear on our list of stockholders. If your stock is held in street name, in addition to a voting instruction form and picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the Company stock on the record date, in order to be admitted to the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

In order to encourage stockholder participation and transparency, subject to our rules of conduct and procedures, we will provide stockholders attending the Annual Meeting with the ability to ask appropriate questions relating to an agenda item on which stockholders are entitled to vote during the Annual Meeting.

How many votes can be cast by all stockholders?

151,818,674 shares of our common stock were outstanding and entitled to be voted on April 19, 2024, the record date for determining stockholders eligible to vote. Each share of common stock is entitled to one vote on each matter.

What am I voting on?

There are five matters scheduled for a vote:

•  Proposal 1: Election of nine members of our Board (the “Director Election Proposal”);

•  Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);

•  Proposal 3: Vote on an advisory resolution to approve the compensation of our named executive officers (the “Executive Compensation Proposal”);

•  Proposal 4: Vote, on a non-binding, advisory basis, on the frequency of future advisory votes to approve the compensation of our named executive officers (the “Advisory Vote Frequency Proposal”); and

•  Proposal 5: Ratification of the approval by the Board of the extension of the Stockholder Rights Agreement, dated March 17, 2023, as amended, by and between the Company and Continental Stock Transfer & Trust Company (the “Rights Agreement Extension Proposal”).

How many votes are required to approve each proposal?

Director Election Proposal. Under our by-laws, the directors must be elected by the affirmative vote of a majority of the votes cast at the Annual Meeting. This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes, if any, will have no effect on the election of the nominees. Any nominee who does not receive a majority of votes cast “for” his or her election would be required to

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General Information for Stockholders About the Annual Meeting

tender his or her resignation promptly following the failure to receive the required vote. Within 90 days of the certification of the stockholder vote, the Nominating and Governance Committee would then be required to make a recommendation to the Board as to whether the Board should accept the resignation, and the Board would be required to decide whether to accept the resignation and disclose its decision-making process.

Auditor Ratification Proposal. The affirmative vote of a majority of votes cast is necessary for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Executive Compensation Proposal. The affirmative vote of a majority of votes cast is necessary for the approval of the advisory resolution to approve the compensation of our named executive officers. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Advisory Vote Frequency Proposal. The non-binding, advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers will be determined based on a plurality of votes cast. This means that the option that receives the most votes (every one year, every two years or every three years) will be approved on a non-binding, advisory basis. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Rights Agreement Extension Proposal. The affirmative vote of a majority of votes cast is necessary for the ratification of the approval by the Board of the extension of the Stockholder Rights Agreement. Abstentions and broker non-votes, if any, will have no effect on this proposal.

What are “broker non-votes”?

A broker non-vote occurs when the bank, broker or nominee holding shares in street name has not received voting instructions from the beneficial owner and either elects not to vote the shares on a routine matter at the stockholders meeting or is not permitted to vote those shares on a non-routine matter.

If you are a beneficial owner whose shares of record are held by a bank, broker or other nominee (sometimes called “street name” or “nominee name”), you may instruct your bank, broker or other nominee how to vote your shares. If you do not give instructions to your bank, broker or other nominee, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the New York Stock Exchange (“NYSE”), banks, brokers or other nominees have the discretion to vote on routine matters, but do not have discretion to vote on non-routine matters.

Because the Annual Meeting is the subject of a contested solicitation, to the extent ETFS Capital delivers its proxy materials to a given stockholder, all proposals at the Annual Meeting are considered “non-routine.” Moreover, if the proposals being voted on at this Annual Meeting are “non-routine,” and if you hold your shares in the name of your bank, broker or other nominee and you do not provide your bank, broker or other nominee with specific instructions regarding how to vote on a non-routine proposal to be voted on at the Annual Meeting, your bank, broker or other nominee will not be permitted to vote your shares on that proposal.

How is a quorum reached?

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or brokers, bankers or other nominees who do not return a signed and dated proxy card or voting instruction form or attend the Annual Meeting will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a “stockholder of record,” or record holder, with respect to those shares, and we sent the proxy materials directly to you.

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General Information for Stockholders About the Annual Meeting

Beneficial owner of shares held in street name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the proxy materials were forwarded to you by that organization. As a beneficial owner, you have the right to instruct your broker, bank, or nominee how to vote your shares.

Is the annual meeting subject to a contested solicitation?

ETFS Capital, which owns approximately 10% of our common stock, is conducting a solicitation pursuant to which it is waging a campaign to vote against certain director nominees nominated by our Board of Directors. You may receive proxy solicitation materials from ETFS Capital or other persons or entities affiliated with ETFS Capital, including an opposition proxy statement and proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to ETFS Capital contained in any proxy solicitation materials filed or disseminated by ETFS Capital or any other statements that they may otherwise make.

You may receive multiple mailings from ETFS Capital. You will also likely receive multiple mailings from the Company prior to the date of the Annual Meeting, so that our stockholders have our latest proxy information and materials to vote. Proxy cards provided by the Company will be WHITE. Please see “What should I do if I receive a proxy card from ETFS Capital?” and “What does it mean if I receive more than one WHITE proxy card or voting instruction form?” below for more information.

What should i do if I receive a proxy card from ETFS Capital?

Our Board of Directors strongly urges you NOT to sign or return any proxy card or voting instruction form that you may receive from ETFS Capital or any person other than the Company.

How do i vote?

For each proposal, you may either vote “For” or “Against” or abstain from voting, and in the case of the Advisory Vote Frequency Proposal, you may vote for a frequency of every one year, two years or three years or abstain from voting.

The Board recommends that you vote:

•  “FOR” each of the Company’s director nominees to be elected to the Board named in the Director Election Proposal;

•  “FOR” the Auditor Ratification Proposal;

•  “FOR” the Executive Compensation Proposal;

•  “ONE YEAR” on the Advisory Vote Frequency Proposal; and

•  “FOR” the Rights Agreement Extension Proposal.

Votes cast by proxy or during the Annual Meeting will be counted by the person(s) we appoint to act as inspector of election for the meeting. The inspector of election will count all votes “for” and “against,” and all votes for a frequency of every one year, two years or three years in the case of the Advisory Vote Frequency Proposal, as well as abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by attending the Annual Meeting in person or vote by proxy over the Internet or by returning an executed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You still may attend the Annual Meeting and vote during the Annual Meeting even if you have already voted by proxy.

•  To vote using a traditional proxy card, complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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General Information for Stockholders About the Annual Meeting

•  To vote over the Internet, simply follow the instructions and use the control number included on the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on June 11, 2024 to be counted.

•  If you attend the Annual Meeting in person, you can also vote during the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, these proxy materials along with a voting instruction form are being provided by that organization rather than the Company. Simply follow the instructions and mail the voting instruction form or vote over the Internet to ensure that your vote is counted. To vote by attending the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy. Because the Annual Meeting is the subject of a contested solicitation, to the extent ETFS Capital delivers its proxy materials to a given stockholder, all proposals at the Annual Meeting are considered “non-routine.” Moreover, if the proposals being voted on at this Annual Meeting are “non-routine,” and if you hold your shares in the name of your bank, broker or other nominee and you do not provide your bank, broker or other nominee with specific instructions regarding how to vote on a non-routine proposal to be voted on at the Annual Meeting, your bank, broker or other nominee will not be permitted to vote your shares on that proposal.

What happens if i do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing and mailing your proxy card, over the Internet or by attending the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Other Nominee

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares by completing and mailing the voting instruction form or voting over the Internet, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Because the Annual Meeting is the subject of a contested solicitation, to the extent ETFS Capital delivers its proxy materials to a given stockholder, all proposals at the Annual Meeting are considered “non-routine.” Moreover, if the proposals being voted on at this Annual Meeting are “non-routine,” and if you hold your shares in the name of your bank, broker or other nominee and you do not provide your bank, broker or other nominee with specific instructions regarding how to vote on a non-routine proposal to be voted on at the Annual Meeting, your bank, broker or other nominee will not be permitted to vote your shares on that proposal.

What if i return a proxy card or voting instruction form or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or voting instruction form without marking voting selections, your shares will be voted, as applicable:

•  “FOR” each of the Company’s director nominees to be elected to the Board named in the Director Election Proposal;

•  “FOR” the Auditor Ratification Proposal;

•  “FOR” the Executive Compensation Proposal;

•  “ONE YEAR” on the Advisory Vote Frequency Proposal; and

•  “FOR” the Rights Agreement Extension Proposal.

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General Information for Stockholders About the Annual Meeting

Who pays for the cost of soliciting proxies?

The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this proxy statement, the WHITE proxy card and any additional soliciting materials furnished to stockholders by or on behalf of the Company, will be borne by the Company. Copies of solicitation material will be furnished to banks, brokerage firms, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2023 Annual Report, which includes our Form 10-K for the year ended December 31, 2023, to beneficial owners. In addition, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

We have engaged the proxy solicitation firm of Innisfree M&A Incorporated (“Innisfree”) to solicit proxies from stockholders in connection with the Annual Meeting. Innisfree expects that approximately 30 of its employees will assist in the solicitation of proxies. For these and related advisory services, we will pay Innisfree a fee not to exceed approximately $900,000 plus costs and expenses. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

We estimate that our additional out-of-pocket expenses beyond those normally associated with soliciting proxies for the Annual Meeting as a result of the contested solicitation will be approximately $6 million in the aggregate, of which approximately $2.3 million has been incurred to date. Such additional solicitation costs are expected to include the fees incurred to retain Innisfree as our proxy solicitor, as discussed above, fees of outside legal, financial and public relations advisors to advise the Company in connection with a contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage firms and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of election.

What does it mean if i receive more than one white proxy card or voting instruction form?

You may receive more than one set of these proxy materials, including multiple copies of this proxy statement and multiple WHITE proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one WHITE proxy card. To ensure that all of your shares are voted, please vote using each WHITE proxy card or voting instruction form you receive or, if you vote over the Internet, you will need each of your control numbers. Remember, you may vote over the Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided, or by voting at the Annual Meeting.

As previously noted, ETFS Capital is conducting a solicitation pursuant to which it is waging a campaign to vote against certain director nominees nominated by our Board. As a result, you may receive proxy cards from both the Company and ETFS Capital. To ensure that stockholders have our latest proxy information and materials to vote, the Board may conduct multiple mailings prior to the date of the Annual Meeting, each of which will include a WHITE proxy card. The Board encourages you to vote each WHITE proxy card you receive.

THE BOARD STRONGLY URGES YOU TO REVOKE ANY PROXY CARD OR VOTING INSTRUCTION FORM YOU MAY HAVE RETURNED THAT YOU RECEIVED FROM ETFS CAPITAL.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM ETFS CAPITAL.

Can i change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•  You may submit another properly completed proxy card with a later date.

•  You may grant a subsequent proxy over the Internet.

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General Information for Stockholders About the Annual Meeting

•  You may send a timely written notice that you are revoking your proxy to our Secretary, Marci Frankenthaler, at WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119.

•  You may attend the Annual Meeting in person and vote. Attendance at the Annual Meeting will not, by itself, revoke your proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Could other matters be decided at the annual meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the proxies will have discretionary authority to vote the shares represented by such proxies in their best judgment, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What happens if the Annual Meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will be able to change your proxy until it is voted.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2025 annual meeting of stockholders?

Requirements for stockholder proposals to be considered for inclusion in our proxy materials

Stockholders who wish to present proposals for inclusion in our proxy materials for our 2025 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. Our Secretary must receive stockholder proposals intended to be included in our proxy statement and form of proxy relating to our 2025 annual meeting of stockholders made under Rule 14a-8 by December 30, 2024. Any proposal of business must be mailed to Marci Frankenthaler, Secretary, WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119. We also encourage you to submit any such proposals by email to mfrankenthaler@wisdomtree.com.

Requirements for director nominations to be considered for inclusion in our proxy materials

Our by-laws permit a stockholder, or a group of up to 20 stockholders, who meet the eligibility requirements of our by-laws to utilize our “proxy access” by-law provision. “Proxy access” can be used to nominate up to the greater of two nominees or 25% of the total number of directors who are members of the Board as of the date that the stockholder(s) notifies us of the intent to utilize proxy access (the “proxy access notice”). Director nominations submitted under this by-law provision must be delivered to us no earlier than December 30, 2024, and no later than January 29, 2025. The proxy access notice must comply with the requirements in our by-laws. To be eligible to utilize our proxy access by-law provision, the stockholder(s) must have continuously owned at least 3% of our outstanding common stock for at least three years as of the date of the proxy access notice. Consistent with standard market practice, proxy access is only available to eligible stockholders who acquired our common stock in the ordinary course of business and not with the intent to change or influence control at WisdomTree and who do not presently have such intent.

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General Information for Stockholders About the Annual Meeting

Requirements for stockholder proposals and director nominations to be brought before an annual meeting

It is the policy of our Nominating and Governance Committee to consider nominations for candidates to our Board that are properly submitted by our stockholders in accordance with our by-laws. Under our current by-laws, proposals of business other than those to be included in our proxy materials following the procedures described in Rule 14a-8 and nominations for directors may be made by any stockholder who was a stockholder of record at the time of the giving of notice provided for in our by-laws, who is entitled to vote at the meeting, who is present in person or by proxy at the meeting and who complies with the notice procedures set forth in our by-laws (i.e., notice must be timely given and contain the information required by the by-laws). To be timely, a notice with respect to the 2025 annual meeting of stockholders must be delivered to our Secretary no earlier than February 12, 2025 and no later than March 14, 2025, unless the date of the 2025 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the Annual Meeting, in which event the by-laws provide different notice requirements. Any proposal of business or nomination must be mailed to Marci Frankenthaler, Secretary, WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119. We also encourage you to submit any such proposal of business or nomination by email to mfrankenthaler@wisdomtree.com.

In addition, because our by-laws require a stockholder to include a statement that it intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees, a stockholder must effectively provide the notice required under Rule 14a-19 of the Exchange Act by the same deadline noted above to submit a notice of nomination at an annual meeting of stockholders.

Recommendation of Director Candidates by Stockholders

The Nominating and Governance Committee will evaluate candidates for the position of director recommended by stockholders in the same manner as candidates from other sources and will determine whether to interview any candidates or seek any additional information.

Who should i call if i have any additional questions?

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll free at (877) 750-5836.

How can I obtain electronic access to the proxy materials?

Our proxy materials are available on our investor relations website at https://ir.wisdomtree.com/company-information/annual-reports-proxy.

Policies on Reporting Concerns About Accounting and Other Matters and Communicating with Non-employee Directors

Our Board and Audit Committee have adopted policies on reporting concerns regarding accounting and other matters and on communicating with the non-employee directors. Any person, including any employee, who has a concern about the conduct of WisdomTree or any of its people, including with respect to accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate that concern to Lynn S. Blake, the Audit Committee chair, who is the designated contact for these purposes. Contact may be made by writing to her, care of the Audit Committee, at our offices at 250 West 34th Street, 3rd Floor, New York, NY 10119, or by email at auditcommittee@wisdomtree.com. Any interested party, including any employee, who wishes to communicate directly with the presiding director of the executive sessions of our non-employee directors, or with our non-employee directors as a group, may contact Win Neuger, Chair of the Board, by writing to him, care of the Chair of the Board, at our offices using the above address, or by email at WTIchairman@wisdomtree.com.

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General Information for Stockholders About the Annual Meeting

Where you can find more information

We file annual, quarterly and current reports, proxy statements and other information with the SEC, which are available on the SEC’s website at https://www.sec.gov. You may also read and find a copy of any document we file with the SEC on our investor relations website at https://ir.wisdomtree.com/sec-filings.

IMPORTANT

ETFS Capital may send you solicitation materials in an effort to solicit your vote against certain director nominees nominated by our Board. THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM ETFS CAPITAL OR ANY PERSON OTHER THAN THE COMPANY.

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please vote using the enclosed WHITE proxy card and vote “FOR” all nine WisdomTree nominees.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this proxy statement.

Incorporation by Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of ours under the Securities Act of 1933 (the “Securities Act”), or the Exchange Act, the sections of this proxy statement entitled “Audit Committee Report,” to the extent permitted by the rules of the SEC, and “Compensation Committee Report” will not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

Important Notice Regarding Delivery of Stockholder Documents

In accordance with a notice sent to certain of our stockholders who share a single address, only one copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023, is being sent to that address unless we have received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs and help conserve our natural resources. However, any stockholder residing at such an address who wishes to receive a separate copy of this proxy statement or our Annual Report may send a request in writing to WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119, Attention: Marci Frankenthaler, Secretary, or by email to mfrankenthaler@wisdomtree.com, and we will deliver those documents promptly upon receiving the request. Any such stockholder also may contact our Secretary to receive separate proxy statements, annual reports or Notices of Internet Availability of Proxy Materials, as applicable, in the future. If you are receiving multiple copies of our annual reports and proxy statements, you may request householding in the future by contacting our Secretary.

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Background of the Solicitation

The following chronology summarizes the key contacts between the Company and ETFS Capital since the date of the Company’s 2023 annual meeting of stockholders last year. This summary does not purport to catalogue every conversation of or among members of the Board, the Company’s management, the Company’s advisors, or representatives of ETFS Capital and their advisors relating to the solicitation.

On June 16, 2023, the Company held its 2023 annual meeting of stockholders, at which the Company’s stockholders voted to elect Lynn S. Blake, Daniela Mielke, Win Neuger, Shamla Naidoo, Jonathan Steinberg and Tonia Pankopf, a nominee of stockholder ETFS Capital Limited (“ETFS Capital”), as directors of the Company to serve until the 2024 annual meeting of stockholders (the “2024 Annual Meeting”).

On September 12, 2023, Graham Tuckwell, the Chairman of ETFS Capital, contacted Ms. Pankopf and requested a meeting with her.

On September 28, 2023, Ms. Pankopf and Mr. Tuckwell held a meeting that also included Martyn James, Managing Partner of ETFS Capital, and Mark Weeks, Vice Chairman of ETFS Capital, during which ETFS Capital expressed that their two areas of concern with respect to the Company were its European gold business and WisdomTree Prime and requested an in-person meeting with the Board during the week of November 13, 2023, when the ETFS Capital representatives would be in New York.

On October 12, 2023, Marci Frankenthaler, Chief Legal Officer and Secretary of the Company, emailed Messrs. Tuckwell and James to arrange for a meeting with the Board, stating that the full Board and select members of senior management would be available to meet on November 14, 2023.

On November 14, 2023, the Board and members of the Company’s senior management met with Messrs. Tuckwell, James and Weeks via a videoconference call. Mr. Tuckwell expressed his view that further investment in the Company’s digital assets business and WisdomTree Prime is a poor use of capital and that Jonathan Steinberg, the Company’s CEO, should be replaced. He also indicated his desire to be on the Board. Mr. Tuckwell further asserted that Lynn S. Blake, who joined the Board as a nominee of the group ETFS Capital formed with Lion Point Capital, LP (“Lion Point”) to wage a proxy contest against the Company during 2022, was the nominee of Lion Point and not of ETFS Capital, and that the review of the Company’s operations and strategy and management team conducted by a special committee formed as part of the 2022 settlement with ETFS Capital and Lion Point had not been undertaken seriously.

On November 21, 2023, Mr. Neuger emailed Messrs. Tuckwell, James and Weeks to thank them for the meeting and indicated that the Board would revert back after considering the points Mr. Tuckwell made at the meeting.

During December 2023, the Board met to consider the assertions made by Mr. Tuckwell at the November 14, 2023 meeting. Management prepared and the Board reviewed materials responsive to such assertions in anticipation of a meeting to be scheduled with Messrs. Tuckwell, James and Weeks.

On January 4, 2024, Mr. Neuger emailed Messrs. Tuckwell, James and Weeks, stating that the Board had seriously considered ETFS Capital’s views expressed at the November 14, 2023 meeting and was open to re-establishing a regular cadence of calls with Mr. Tuckwell, management and members of the Board on a quarterly basis. Mr. Neuger also invited Mr. Tuckwell to meet at a mutually agreeable time to continue discussions. Mr. Tuckwell replied that he would respond with his thoughts and dates for a meeting.

Throughout January and into early February, 2024, Mr. Tuckwell, on the one hand, and Messrs. Neuger and Steinberg, on the other hand, had multiple email exchanges, in which Mr. Tuckwell provided feedback regarding WisdomTree’s spot bitcoin ETF launch.

On February 13, 2024, Mr. Neuger and Ms. Pankopf met with Mr. Tuckwell on a videoconference call, during which Mr. Tuckwell requested that the Board consider replacing Jonathan Steinberg, the CEO of the Company, and engaging an investment bank to evaluate the Company’s strategic options. Mr. Tuckwell asked that the Board respond to these proposals within one week.

18     WisdomTree, inc.  |   2024 Proxy Statement

Background of the Solicitation

On February 14, 2024, Mr. Neuger emailed Mr. Tuckwell to say that the Board would be discussing the items Mr. Tuckwell raised at its upcoming regularly scheduled meeting and would aim to respond to him by the end of the following week.

On February 19, 2024, Mr. Tuckwell emailed Mr. Neuger and Ms. Pankopf, attaching a letter, dated February 20, 2024, that reiterated Mr. Tuckwell’s thoughts from their prior meeting (the “February 20 Letter”). In the February 20 Letter, ETFS Capital asked the Board to consider the following proposals (the “Proposals”): (1) replacing Jonathan Steinberg, the Company’s CEO; (2) raising outside money for WisdomTree Prime; and (3) appointing an investment bank to review strategic alternatives for the Company. The letter also proposed that the Board immediately form a special committee of independent directors and publicly announce an expeditious strategic review of the entire business.

On February 20, 2024, the Board met together with members of management and the Company’s advisors to discuss the meeting Mr. Neuger and Ms. Pankopf held with ETFS Capital on February 13, 2024 and the Proposals contained in the February 20 Letter.

On February 23, 2024, the Board held another meeting, along with members of the Company’s management and advisors to discuss further the Proposals set forth in the February 20 Letter. During its discussions, the Board expressed support for Mr. Steinberg and its view that given the conviction the Board has in the digital assets business, it believed allocating capital to that business was appropriate. The Board further noted its belief that the Company’s digital assets strategy was highly integrated with the Company’s overall strategy and critical to the Company’s future success. The Board observed that given the Company’s current trajectory and the progress demonstrated to date on various value-creation initiatives, appointing an investment bank to review strategic alternatives or forming a special committee of independent directors and publicly announcing an expeditious strategic review of the entire business would not be in the best interests of the Company and its stockholders at this time. Following the discussion, the Board voted unanimously to reject all of the Proposals.

Also on February 23, 2024, in response to an email from Mr. Neuger regarding the Board’s review of the February 20 Letter, Mr. Tuckwell responded by suggesting that an unfavorable Board reaction to the proposals would result in triggering another proxy contest.

On February 26, 2024, the Board met together with members of management and the Company’s advisors to discuss how to respond to the February 20 Letter. During this meeting, the Board reviewed each of the Proposals again and each Board member reaffirmed their rejection of each of the Proposals. Following further discussion, the Board unanimously concluded to respond publicly to the February 20 Letter, noting that, given that the Proposals had not been publicly disclosed by ETFS Capital, a public response would increase transparency with stockholders in furtherance of the Company’s focus on ongoing stockholder communications and engagement.

On February 27, 2024, Mr. Neuger emailed Mr. Tuckwell the Board’s response to the Proposals and informed him that the Company would be releasing the Board’s response to the Proposals publicly in the interest of transparency for the Company’s stockholders.

Later on February 27, 2024, the Company issued a press release with the Board’s response letter to Mr. Tuckwell and the Proposals contained in the February 20 Letter. The Board stated in its response that, after reviewing the Proposals, the Board had unanimously concluded not to implement them as the Board believed that taking any of these actions would undermine the Company’s long-term growth strategy and value-creation initiatives. The response letter also highlighted the Company’s engagement with ETFS Capital over the prior two years, discussed the Company’s ongoing corporate governance enhancements, and described the inaccuracies portrayed in the February 20 Letter. The Board further noted, however, that it remained open to continuing to engage in an open, constructive dialogue with ETFS Capital regarding the Company.

On March 11 and 15, 2024, the Board met together with members of management and the Company’s advisors to discuss the Company’s recent interactions with ETFS Capital and Mr. Tuckwell and whether to extend the Company’s Stockholder Rights Agreement, dated March 17, 2023, as amended (the “Rights Agreement”). During the discussions, the Board considered the fact that nearly 77% of the votes cast voted in favor of the Rights Agreement at the 2023 annual meeting of stockholders and that ETFS Capital had engaged in highly disruptive and largely unsuccessful activist campaigns against the Company at both the 2022 and 2023 annual meetings of stockholders. Following discussion, the Board unanimously voted to approve the extension of the Rights Agreement to March 17, 2025 to safeguard the interests of all stockholders in the face of activism concerns and potential opportunistic attempts by a single stockholder or group of stockholders to obtain control of the Company without paying a control premium. The Board also unanimously determined to submit

WisdomTree, Inc. | 2024 Proxy Statement       19

Background of the Solicitation

the Board’s approval of the extension of the Rights Agreement for a stockholder vote at the 2024 Annual Meeting, such that if the stockholders did not approve the extension, the Rights Agreement would expire the day following the 2024 Annual Meeting.

On March 18, 2024, the Company announced that the Board had approved the extension of the Rights Agreement, such that the Rights Agreement would expire on March 17, 2025, provided that if the Company’s stockholders did not ratify the Board’s approval of the extension of the Rights Agreement at the 2024 Annual Meeting, then the Rights Agreement would expire on the day following the 2024 Annual Meeting.

On March 21, 2024, ETFS Capital issued a press release criticizing the Company, its Board and its management team, advocating for the Company to run a strategic review process, indicating that it intends to withhold votes from the Company’s director nominees at the Annual Meeting, and inviting other stockholders to withhold their votes as well.

On March 25, 2024, ETFS Capital and Mr. Tuckwell filed an amended Schedule 13D with the SEC disclosing their public letter to stockholders issued on March 21, 2024 and their intent to withhold their votes from the Company’s director nominees at the 2024 Annual Meeting.

On April 12, 2024, the Company filed its preliminary proxy statement with the SEC in connection with the 2024 Annual Meeting.

On April 17, 2024, ETFS Capital filed its preliminary proxy statement with the SEC in connection with the 2024 Annual Meeting.

On April 18, 2024, ETFS Capital and Mr. Tuckwell filed an amended Schedule 13D with the SEC disclosing that they had filed a preliminary proxy statement to solicit the Company’s stockholders to vote against the election of certain of the Company’s director nominees at the 2024 Annual Meeting.

Also on April 18, 2024, ETFS Capital delivered to the Company a purported demand letter to inspect a list of the Company’s stockholders and related documents, pursuant to Section 220 of the Delaware General Corporation Law (the “Stockholder List Demand Letter”).

On April 19, 2024, the Company filed a preliminary proxy statement with the SEC to reflect that the 2024 Annual Meeting was the subject of a contested solicitation following ETFS Capital’s filing of its preliminary proxy statement with the SEC.

On April 25, 2024, the Company’s counsel responded to the Stockholder List Demand Letter, in which the Company indicated it would be willing to provide the requested materials consistent with Delaware law and the applicable proxy rules, subject to ETFS Capital addressing one issue.

On April 26, 2024, the Company filed a revised preliminary proxy statement with the SEC.

Also on April 26, 2024, ETFS Capital’s counsel sent a letter to the Company’s counsel to address the issue raised by the Company’s counsel in its April 25, 2024 response letter to the Stockholder List Demand Letter.

On April 29, 2024, the Company filed this definitive proxy statement with the SEC.

20     WisdomTree, Inc. | 2024 Proxy Statement

Proposal 1

Election of Directors

Our Amended and Restated Certificate of Incorporation, as amended, and by-laws provide that the number of our directors shall be fixed from time to time by a resolution of a majority of our Board. Pursuant to our by-laws, the Board has fixed the number of directors at nine as of the date of the Annual Meeting.

The Nominating and Governance Committee recommended, and the Board nominated, the following nine director nominees to be included in the Board’s slate to stand for election at the Annual Meeting: Lynn S. Blake, Anthony Bossone, Smita Conjeevaram, Rilla Delorier, Daniela Mielke, Shamla Naidoo, Win Neuger, Tonia Pankopf and Jonathan Steinberg. Each of these nominees will serve for a one-year term until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified.

The nominees recommended by the Board have consented to serving as nominees for election to the Board, to being named in this proxy statement and to serving as members of the Board if elected by our stockholders. As of the date of this proxy statement, we have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board, upon the recommendation of the Nominating and Governance Committee, may designate a substitute nominee, in which event the shares represented by proxies returned to us will be voted for such substitute nominee. If any substitute nominee is so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominee, discloses that such nominee has consented to being named in the amended proxy statement and to serve as a director if elected, and includes certain biographical and other information about such nominee required by the applicable rules promulgated by the SEC.

ETFS Capital, which together with the other participants in its solicitation, owns approximately 10% of our common stock, is conducting a solicitation pursuant to which it is waging a campaign to vote against certain director nominees nominated by our Board. Our Board urges you NOT to sign or return any proxy card or voting instruction form that may be sent to you by ETFS Capital. If you have already voted using ETFS Capital’s proxy card or voting instruction form, you have every right to change your vote by using the WHITE proxy card or voting instruction form, by voting over the Internet or by attending the Annual Meeting and voting during the Annual Meeting. Only the latest dated, valid proxy that you submit will be counted — any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the “General Information for Stockholders About the Annual Meeting” section above. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree, toll free at (877) 750-5836.

You may receive solicitation materials from ETFS Capital, including proxy statements and proxy cards. WisdomTree is not responsible for the accuracy or completeness of any information provided by or relating to ETFS Capital or its nominees contained in solicitation materials filed or disseminated by or on behalf of ETFS Capital or any other statements ETFS Capital may make. Stockholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the applicable party with the SEC in connection with the Annual Meeting at the SEC’s website (https://www.sec.gov).

WisdomTree, Inc. | 2024 Proxy Statement       21

Proposal 1

Director Nominees

Lynn S. Blake

Lynn S. Blake has served as an independent consultant since October 2021. Previously, Ms. Blake served in various positions at State Street Global Advisors, Inc. (“SSGA”), the investment management division of State Street Corporation (NYSE: STT), a financial services company, including as Executive Vice President and Global Chief Investment Officer of Equity Indexing, Factor-Based and Environmental, Social, and Governance strategies and overseeing SSGA’s ESG data, research and asset stewardship activities, from January 2011 to September 2021, Head of Non-US Equity Indexing and Smart Beta from 1999 to 2010, and Senior Portfolio Manager, from 1990 to 1999. Ms. Blake served on the board of directors of SSGA Trust Company, the governing board for SSGA Institutional Products and SPDR SPY and DIA ETFs, from January 2018 to September 2021, and at times, served as a member of SSGA’s Global Fiduciary and Conduct Committee, Investment Committee, Executive Management Group, and the State Street Conduct Risk Committee. Additionally, Ms. Blake served on the advisory boards of The Posse Foundation, a college access and youth leadership development program, from December 2016 to July 2023 and the Ira M. Millstein Center for Global Markets and Corporate Ownership at Columbia Law School, a premier research institution, from September 2020 to October 2021. Ms. Blake was also a member of the Investor Advisory Group of the Sustainability Accounting Standards Board (SASB), a nonprofit organization which connects businesses and investors on the financial impacts of sustainability, from 2016 to September 2021. Ms. Blake currently is a member of the Board of Directors of United Natural Foods, Inc, which is the largest publicly-traded wholesale distributor delivering healthier food options throughout the U.S. and Canada. She received a B.S. from Boston College and an M.B.A. in Finance from the D’Amore-McKim School of Business at Northeastern University. Ms. Blake is a Chartered Financial Analyst. She also received the NACD (National Association of Corporate Directors) Directorship Certification and the NACD Certificate in Cyber-Risk Oversight.

Qualifications

We believe that Ms. Blake’s qualifications to serve on the Board include her expertise in investment management and strategies, including her institutional investor perspectives, and her many years of experience in leadership positions in the asset management industry.

Age 59	Director since May 2022
Committees • Audit (Chair) • Compensation • Nominating and Governance

Anthony Bossone

Anthony Bossone has been the Chief Financial Officer of Atlantic-Pacific Capital, Inc., a broker-dealer and global placement agent dedicated to raising capital for alternative investment funds, since 2003. In this role, Mr. Bossone directs and oversees all global financial and administrative functions of the broker-dealer, including financial accounting and reporting, regulatory compliance, planning and analysis, treasury, tax, legal, payroll, human resources, benefits, insurance and other corporate matters. From 2001 to 2003, Mr. Bossone was the Assistant Controller at SAC Capital Advisors, LLC, a hedge fund advisory firm, and from 1999 until 2001, Mr. Bossone served as an equity trader at Schonfeld Securities, LLC, a securities trading firm. Mr. Bossone began his career at PricewaterhouseCoopers LLP in 1993 where he was an audit manager until 1999. Mr. Bossone received his B.S. in Business and Economics with highest honors from Lehigh University and is a Certified Public Accountant. Mr. Bossone also received the NACD (National Association of Corporate Directors) Directorship Certification and the NACD Certificate in Cyber-Risk Oversight.

Qualifications

We believe that Mr. Bossone’s qualifications to serve on the Board include his global financial, accounting and compliance expertise. The Board also benefits from his experience as an equity trader, which provides him with the relevant industry and technical skillset to evaluate our business model.

Age 53	Director since January 2009
Committees • Audit • Compensation

22     WisdomTree, Inc. | 2024 Proxy Statement

Proposal 1

Smita Conjeevaram

Smita Conjeevaram retired in 2013 after a 19-year career in the global investment and hedge fund industry. Her most recent position was as the Chief Financial Officer – Credit Hedge Funds and Deputy Chief Financial Officer – Credit Funds for Fortress Investment Group LLC, a global investment firm, where she served from 2010 to 2013. Prior to that, Ms. Conjeevaram served as the Chief Financial Officer of Everquest Financial LLC, a specialty finance company, from 2006 to 2009, and Strategic Value Partners LLC, a leading global investment firm, from 2004 to 2005. Ms. Conjeevaram began her career as a tax specialist at two Big-4 public accounting firms and is a Certified Public Accountant. In January 2021, Ms. Conjeevaram joined the Board of Directors of McGrath RentCorp (NASDAQ: MGRC), a diversified business-to-business rental company, and SkyWest, Inc. (NASDAQ: SKYW), an aircraft leasing company. She also has served as a director of SS&C Technologies Holdings, Inc. (NASDAQ: SSNC), an investment and financial management software and service provider for the global financial services industry, since November 2015. Ms. Conjeevaram received her B.S. in Accounting and Business Administration from Butler University and a B.A. in Economics from Ethiraj College, Madras, India.

Qualifications

We believe that Ms. Conjeevaram’s qualifications to serve on the Board include her financial, accounting and compliance expertise, global experience and track record of success in guiding companies through significant growth. The Board also benefits from her experience serving on three other public company boards, including a fintech company, which the Board believes will translate into valuable governance and oversight of our digital assets business.

Age 63	Director since January 2021
Committees • Compensation (Chair) • Nominating and Governance

Rilla Delorier

Rilla Delorier, a C-suite leader with over 30 years of experience in the banking industry, was most recently the Executive Vice President and Chief Strategy and Digital Transformation Officer at Umpqua Bank, from April 2017 until August 2020. Prior to that, she held various roles at SunTrust Bank from February 2006 until February 2016, including Executive Vice President, leading the Retail Bank, Chief Marketing Officer and Wealth Management Marketing Director. She also served as Chief Marketing Officer, among other roles, at PNC Advisors from 1999 to 2006. Since June 2022, Ms. Delorier has served on the Board of Directors of Atlantic Union Bankshares Corporation (NYSE: AUB), a regional bank headquartered in Richmond, Virginia. Since November 2020, Ms. Delorier has served on the Board of Directors of Coastal Financial Corporation (Nasdaq: CCB), a community bank and a leader in providing banking as a service (BaaS) to digital financial service providers. Ms. Delorier also serves as a director of Nymbus, Inc., a provider of banking technology solutions for financial institutions, since November 2020, and Central City Concern, a nonprofit organization dedicated to ending homelessness, since June 2018. Ms. Delorier received her B.S. from the University of Virginia and her M.B.A. from Harvard Business School.

Qualifications

We believe that Ms. Delorier’s qualifications to serve on the Board include her extensive executive experience leading digital transformation across the banking sector, particularly in the areas of digital product development, marketing and customer acquisition, operations, cybersecurity practices, strategic partnerships and analytics.

Age 57	Director since August 2023
Committees • Audit

WisdomTree, Inc. | 2024 Proxy Statement       23

Proposal 1

Daniela Mielke

Daniela Mielke is Managing Partner of Commerce Technology Advisors, LLC, a privately held firm which she founded in April 2016, and which provides consulting services to technology, financial services and private equity companies on organic and inorganic growth strategies including building payment businesses and using artificial intelligence. From February 2018 to December 2020, she served as the Chief Executive Officer, North America of RS2 Inc., one of the leading providers of payment processing services in Europe and Asia Pacific. From September 2013 to April 2016, Ms. Mielke was Chief Strategy and Product Officer at Vantiv, Inc., which was at the time the largest merchant acquirer in the United States. From May 2010 to September 2013, she was VP, Head of Global Strategy and Market Intelligence for PayPal Inc. Ms. Mielke co-founded a-connect in 2001, a consulting firm which provides consulting services to financial service and other clients, and rejoined in 2007 until 2009 to establish and direct new operations for the West Coast and lead its global marketing function. From 2002 to 2007, Ms. Mielke served as VP of Product and SVP of Strategy and Market Intelligence at Visa International. From 1998 to 2002, Ms. Mielke was an Engagement Manager for McKinsey & Company, a worldwide management consulting firm. She currently serves on the Board of Directors of Nuvei Corporation (TSX: NVEI and NVEI.U), a global payment technology provider, since August 2020. She also has been a director of The Bancorp, Inc. (NASDAQ: TBBK), a bank holding company, and its subsidiary bank, The Bancorp Bank, since August 2019. Ms. Mielke served on the boards of FINCA International, a global NGO dedicated to alleviating poverty from 2018 to 2023, and FTAC Athena Acquisition Corp., a special purpose acquisition company, from 2021 to 2023. Ms. Mielke received her bachelor’s degree in Hotel and Restaurant Management from the École hôtelière de Lausanne, an M.B.A. in International Management from the IMD Business School and an M.S. in Economics from the University of Fribourg. Ms. Mielke also received the NACD (National Association of Corporate Directors) Directorship Certification and the NACD Certificate in Cyber-Risk Oversight.

Qualifications

We believe that Ms. Mielke’s qualifications to serve on the Board include her decades of experience as an executive, founder, board member and advisor to fintech, commerce, payment processing and finance companies.

Age 58	Director since September 2022
Committees • Audit • Nominating and Governance

24     WisdomTree, Inc. | 2024 Proxy Statement

Proposal 1

Shamla Naidoo

Shamla Naidoo has served as Head of Cloud Strategy and Innovation of Netskope Inc., a private company providing global cybersecurity services, since June 2021. From August 2015 to June 2021, she served as the Global Chief Information Security Officer and Information Technology Risk Managing Partner of International Business Machines Corp., or IBM, a global technology company. From May 2011 to August 2015, she served as Chief Information Security Officer of Starwood Hotels and Resorts Worldwide, a hospitality company now owned by Marriott International, Inc., and in 2009, she led the Technology, Physical and Intellectual Property protection function for Bridgewater Associates, an investment management firm. From 2007 to 2008, Ms. Naidoo served as Vice President, Chief Information Security Officer and Chief Information Officer at WellPoint, Inc. (now known as Elevance Health, Inc.), a health benefits company. She also served as Senior Vice President, Chief Information Security Officer and Head of Worldwide Technology Risk for Northern Trust Corporation, a financial services company, from 2005 to 2007, as Vice President, Security/Technology Architecture and Compliance of ABN AMRO Bank N.V., a bank headquartered in the Netherlands, from 2001 to 2005, and as Vice President, Technology, Chief Information Officer of Leo Burnett Technology Group, a communications agency, from 2000 to 2001. Prior to Leo Burnett, Ms. Naidoo held various roles with the U.S. consulting division of Spherion Corporation, a staffing and recruiting firm, Anglo American plc, a global mining company, South African Petroleum Refineries, an international oil refinery, and South African Druggists, a pharmaceutical company.

Ms. Naidoo currently serves on the Board of Directors of Reference Point LLC, a private consulting company, and the Board of Directors of QBE North America, a division of QBE Insurance Group Ltd. (ASX: QBE), a publicly-traded insurance company headquartered in Australia. She previously served as a director of StoneBridge Acquisition Corporation, a special purpose acquisition company, prior to its merger with DigiAsia Corp. (NASDAQ: FAAS) in April 2024. She has been an Adjunct Professor at the University of Illinois Chicago School of Law since 2010, where she develops and teaches courses on information technology, security and privacy law, and she has been a faculty member at the Institute for Applied Network Security since 2021. She frequently speaks at the American Bar Association and formerly served as the Committee Chair on Legal Technology for the Illinois State Bar Association. Ms. Naidoo received a diploma in Management Information Systems from the South African Institute of Management, bachelor’s degrees in Information Systems and in Economics from the University of South Africa, and a J.D. from the John Marshall Law School (now the University of Illinois Chicago School of Law). She is admitted to practice law in Illinois and Washington, D.C.

Qualifications

We believe that Ms. Naidoo’s qualifications to serve on the Board include her expertise in cybersecurity and digital innovation, which is particularly relevant to our digital assets business, her legal acumen and her experience serving on a public company board of directors.

Age 59	Director since June 2023
Committees • Nominating and Governance (Chair) • Compensation

Win Neuger

Win Neuger is an independent investor and consultant. From July 2014 until June 2015, he served as Chairman of EcoAlpha Asset Management LLC, a private investment management company focused on investing in companies providing solutions to the global problems of burdened resources. From March 2012 until January 2013, he served as Vice Chairman of the Board of Directors of PineBridge Investments, an independent asset manager offering investment opportunities in emerging and developed markets, and from March 2010 to March 2012, he served as its Chief Executive Officer and Chair of the Executive Committee. From January 2009 to March 2010, Mr. Neuger served as Executive Vice President of American International Group (“AIG”), an international insurance organization serving commercial, institutional and individual customers, as well as Chairman and Chief Executive Officer of AIG Investments, AIG’s asset management company. Prior to January 2009, in addition to these positions, he also served as Chief Investment Officer of AIG. Prior to AIG, Mr. Neuger served as both Managing Director, Fixed Income and, subsequently, as Managing Director, Global Equities at Bankers Trust Company. Before Bankers Trust, he was Chief Investment Officer at Western Asset Management. He also served as Head of Fixed Income at Northwestern National Bank. Mr. Neuger previously served on our Board of Directors from January 2007 to December 2009. He currently serves as Chairman of the Board of Neuger Communications Group, a private strategic marketing communications and public relations firm. Mr. Neuger received his A.B. from Dartmouth College and an M.B.A. from the Amos Tuck Graduate School of Business.

Qualifications

We believe that Mr. Neuger’s qualifications to serve on the Board include his familiarity with our business model and his years of experience in senior management positions in the asset management industry.

Age 74	Director since July 2013
Chair of the Board Committees • Compensation

WisdomTree, Inc. | 2024 Proxy Statement       25

Proposal 1

Tonia Pankopf

Tonia Pankopf is Managing Partner of Pareto Advisors, LLC, a consulting firm providing capital investment, financial and strategic advisory services since 2005. She brings 29 years of investment experience researching and valuing corporate securities and managing capital market transactions for domestic and international public and private companies. Most recently, Ms. Pankopf served on the Board of Directors of 180 Degree Capital Corp. (NASDAQ: TURN), a registered closed-end investment management company, from August 2020 to May 2023. From November 2012 to November 2022, she served as a director of Landec Corporation (formerly NASDAQ: LNDC) (n/k/a Lifecore Biomedical, Inc.), a fully integrated contract development and manufacturing organization in the pharmaceutical industry. From November 2003 to July 2017, Ms. Pankopf served on the Board of Directors of Oxford Square Capital Corporation (NASDAQ: OXSQ) (formerly TICC Capital Corporation), a registered closed-end investment management company. Earlier in her career, Ms. Pankopf held Vice President and Senior Equity Analyst positions at Goldman Sachs & Co. and Merrill Lynch & Co. From 2003 to 2005, Ms. Pankopf served as Managing Director of Palladio Capital Management, an investment advisory firm, and prior to that, she held roles in hedge fund portfolio management at P.A.W. Capital Partners, L.P., an investment advisory firm, from 2001 to 2003. Ms. Pankopf also previously served on the Board of Directors of the University System of Maryland Foundation, from 2006 to 2012. Ms. Pankopf is a NACD Board Leadership Fellow and long time member of the National Association of Corporate Directors. She received a B.A. summa cum laude from the University of Maryland and a M.S. from the London School of Economics.

Qualifications

We believe that Ms. Pankopf’s qualifications to serve on the Board include her extensive experience as an investment manager and strategic financial advisor, as well as her decades of public company board service, which includes investment funds, and corporate governance experience.

Age 56	Director since June 2023
Committees • Nominating and Governance

Jonathan Steinberg

Jonathan Steinberg founded WisdomTree and has served as Chief Executive Officer since October 1988 and as President from August 2012 to September 2019. He has been a member of the Board of Directors since October 1988, serving as Chair of the Board from October 1988 to November 2004. Mr. Steinberg is responsible for the creation and development of WisdomTree’s proprietary index methodology. He also served as Editor-in-Chief of Individual Investor and Ticker, two magazines formerly published by the Company. Prior to founding WisdomTree, Mr. Steinberg was employed as an analyst in the Mergers and Acquisitions Department of Bear, Stearns & Co. Inc., an investment banking firm, from 1986 to 1988. He is the author of Midas Investing, published by Times Books, a division of Random House, Inc., in 1996. Since May 2022, Mr. Steinberg has served on the Board of Directors of Fnality International Limited, a financial technology firm based in the United Kingdom. He received the EY Entrepreneur of the Year 2015 New York Award and the ETF.com Lifetime Achievement Award for 2015. Mr. Steinberg is a frequent speaker at conferences on topics related to digital assets and blockchain-enabled finance and has appeared on CNBC, Bloomberg and Fox Business on numerous occasions. He attended The Wharton School of Business at the University of Pennsylvania.

Qualifications

We believe Mr. Steinberg’s qualifications to serve on the Board include his extensive knowledge of our business, his experience in founding and developing our fundamentally weighted index methodology, as well as his corporate and strategic vision, which provide strategic guidance to the Board. As our Chief Executive Officer, Mr. Steinberg provides essential insight and guidance to the Board from a management perspective.

Age 59	Director since October 1988
Committees • None

Required Vote

The directors must be elected by the affirmative vote of a majority of votes cast. Abstentions and broker non-votes, if any, will have no effect on the election of the directors.

The Board of Directors unanimously recommends that you vote “FOR” each of the Above-Mentioned Nominees (Proposal No. 1 on your Proxy Card)

26     WisdomTree, Inc. | 2024 Proxy Statement

Proposal 1

Executive Officers

Bryan Edmiston, 48, has served as Chief Financial Officer since June 2021. Previously, he served as Chief Accounting Officer from April 2018 to May 2021 and as Director – Financial Reporting and Accounting Policy from September 2016 to May 2021. Prior to WisdomTree, Mr. Edmiston joined Gleacher & Company, Inc. as a Managing Director responsible for Accounting Policy and SEC Reporting in December 2009. From August 2011 to September 2016, he served as Controller and Principal Accounting Officer of Gleacher. Mr. Edmiston was also a Senior Manager within the Banking & Capital Markets Assurance Practice at PricewaterhouseCoopers LLP, having been employed there from September 1997 to December 2009 while servicing a number of clients in the financial services industry. He received a B.B.A. in Accounting from Pace University and is a Certified Public Accountant.

Marci Frankenthaler, 55, has served as Chief Legal Officer and Secretary since April 2019. She served as Deputy General Counsel from January 2018 to March 2019, and as Director of Business and Legal Affairs, Associate General Counsel from July 2014 to December 2017. From June 2008 to June 2014, Ms. Frankenthaler was General Counsel of Frederick’s of Hollywood Group Inc., a specialty retailer that she helped to take public and then private. Prior to that, Ms. Frankenthaler was a partner in the Corporate and Securities department of Graubard Miller, which served as our primary corporate counsel from 1991 to 2007, and was employed at that firm beginning in 1994. Ms. Frankenthaler received her B.A., with honors, in Psychology with a concentration in Human Resources from Binghamton University and her J.D. from Benjamin N. Cardozo School of Law, where she served as Executive Editor of the Cardozo Law Review.

R. Jarrett Lilien, 62, has served as President and Chief Operating Officer since September 2019. From November 2017 to September 2019, he served as Executive Vice President and Head of Emerging Technologies. From November 2008 to December 2017, Mr. Lilien was a member of the Board of Directors and served on the Audit, Compensation and Nominating and Governance Committees. Until November 2017, Mr. Lilien was the Managing Partner of Bendigo Partners, LLC, a financial services focused venture capital investing and advisory services firm he founded in 2008. From September 2012 to July 2014, Mr. Lilien served as the Chief Executive Officer of Kapitall Inc., an online investing platform. From 2003 to 2008, he served as President and Chief Operating Officer of E*TRADE Financial Corporation. In this role, he was responsible for the tactical execution of all of E*TRADE’s global business strategies. Previously, he served as the President and Chief Brokerage Officer at E*TRADE Securities. In this capacity, Mr. Lilien reorganized the business, adding new product lines and providing innovative brokerage capabilities to its retail, institutional and corporate clients around the world. With experience in more than 40 global markets, he was instrumental in developing a flexible infrastructure for E*TRADE’s brokerage units designed to provide retail and institutional clients with seamless execution, clearing and settlement. Prior to joining E*TRADE, Mr. Lilien spent 10 years as Chief Executive Officer at TIR (Holdings) Limited, a global institutional broker, which E*TRADE acquired in 1999. Mr. Lilien currently serves as Chair of the Board of Directors of the Jazz Foundation of America, Chair of the Board of Directors of Barton Mines Corporation, and as Treasurer of Baryshnikov Arts. He served as a member of the Board of Directors of Investment Technology Group, Inc. (NYSE: ITG), an independent execution broker and research provider, from April 2015 until its acquisition by Virtu Financial, Inc. in March 2019, and served as interim Chief Executive Officer from August 2015 until January 2016. Mr. Lilien received his B.A. in Economics from the University of Vermont.

Alexis Marinof, 49, has served as Head of WisdomTree Europe since August 2019. He joined WisdomTree Europe in July 2017 as Head of European Distribution, a position he held until April 2018 when he was appointed Chief Operating Officer to oversee the integration of ETF Securities and build out WisdomTree’s multi-product European ETP business. Prior to that, he held various positions at State Street Global Advisors, including as EMEA Head of SPDR ETFs (April 2013 – November 2016), EMEA Distribution Chief Operating Officer (October 2013 – September 2015), Head of Middle East and Africa (February 2008 – April 2013) and Head of the Nordic Region (January 2006 – January 2008). Mr. Marinof received a five-year degree in Finance and Business Management “Ingénieur Commercial et de Gestion” from the Université Catholique de Louvain-La-Neuve IAG Louvain School of Management in Belgium.

William Peck, 34, has served as Head of Digital Assets since October 2021. In this role, he oversees digital asset initiatives. From February 2020 to October 2021, he served as Head of Strategy and Emerging Technologies, where he was responsible for oversight of corporate development and other strategic initiatives, including investments in emerging technologies. From September 2014 to January 2020, he held various positions on our Strategy team, including Senior Analyst, Senior Associate

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Proposal 1

and Director. From July 2012 to July 2014, Mr. Peck worked as an Investment Banking Analyst for Bank of America Merrill Lynch covering a range of financial services companies. He received an A.B. in Government, cum laude, from Harvard University.

Jonathan Steinberg, our Chief Executive Officer and a member of the Board, is also an executive officer. His biographical information is set forth above in the description of the members of our Board.

David Yates, 44, has served as Chief Information Officer since April 2015. He is responsible for WisdomTree’s global technology infrastructure, cybersecurity, information management and software engineering. He previously worked at McKinsey & Company from October 2009 to March 2015, most recently as an Associate Principal, advising investment management and insurance clients on a range of strategic technology and operations issues. He pioneered McKinsey’s advanced analytics approach for the insurance industry, laying the foundation for new engagement models and product offerings. He also co-led McKinsey’s IT Sourcing Practice in the Americas, where he was responsible for sharing expertise with clients during sales and procurement situations, creating industry-shaping content on sourcing, and training expert practitioners within the firm. From March 2005 to July 2007, he worked at Accenture plc, where he led multinational technology delivery programs in the capital markets space, including the design and implementation of the London Stock Exchange’s equity trading platform. Prior to that, he held technology roles at the Bank of England. Mr. Yates received his B.S. in Mathematics and Economics with First Class Honours from the London School of Economics and Political Science, an M.S. in Computing Science with Distinction from Imperial College London and an M.B.A. from MIT Sloan School of Management.

Peter M. Ziemba, 66, has served as Senior Advisor to the CEO and Chief Administrative Officer since January 2018. He served as Executive Vice President – Business and Legal Affairs from January 2008 to December 2017 and Chief Legal Officer from March 2011 to December 2017. From April 2007 to March 2011, Mr. Ziemba served as General Counsel. Prior to joining WisdomTree, Mr. Ziemba was a partner in the Corporate and Securities department of Graubard Miller, which served as our primary corporate counsel from 1991 to 2007, and was employed at that firm beginning in 1982. Mr. Ziemba is Co-Chairperson of the Advisory Board of WFUV.org, an NPR-affiliated FM radio station in New York. He received his B.A. in History with university honors from Binghamton University and his J.D., cum laude, from Benjamin N. Cardozo School of Law. Mr. Ziemba served as a director of WisdomTree from 1996 to 2003.

28     WisdomTree, Inc. | 2024 Proxy Statement

Corporate Governance

Board Composition

Our Board currently consists of nine members who serve for one-year terms until the election and qualification of successor directors at the Annual Meeting.

The number of our directors is fixed from time to time by a resolution adopted by our Board pursuant to our Amended and Restated Certificate of Incorporation, as amended, and by-laws.

Director Criteria, Qualifications and Experience

We are committed to diversified Board membership and seek directors who have high personal and professional integrity, judgment and ability. Our Nominating and Governance Committee is responsible for recommending criteria and qualifications for Board membership, identifying and evaluating potential director candidates and recommending to the Board those candidates to be nominated for election to, or fill vacancies on, the Board.

The Nominating and Governance Committee seeks to identify director candidates who satisfy the criteria set forth in the director candidate guidelines included in the Nominating and Governance Committee’s charter. Candidates are selected for, among other things, their knowledge, skills, abilities, independence, character, diversity (inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation), demonstrated leadership and experience useful to the oversight of our business in the context of the needs of the Board.

As provided in our corporate governance guidelines, the Nominating and Governance Committee actively seeks out highly qualified women and people of color for consideration as nominees to the Board as part of its regular process. The Nominating and Governance Committee takes reasonable steps to ensure the Board’s overall composition complies with applicable law regarding diversity matters, including with respect to the number of female directors and directors from unrepresented communities on the Board and to include qualified candidates having diversity inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation, in the pool of candidates to be considered by the Nominating and Governance Committee for recommendation to the Board.

Our Nominating and Governance Committee’s priority is to identify candidates who will further the interests of our stockholders through their established record of professional accomplishments, the ability to contribute positively to the collaborative culture among Board members, and professional and personal experiences and expertise relevant to our business strategy.

Board Meetings

During 2023, the Board held 15 meetings and acted by unanimous written consent on three occasions. Each director attended at least 75% of all Board meetings and meetings of the Board committees on which the director serves. Our policy is for all of our directors to attend our annual meeting of stockholders. All of our directors attended our 2023 annual meeting of stockholders.

Board Independence

NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. Our Board has determined that all of our directors are independent under the NYSE listing standards other than Mr. Steinberg, our Chief Executive Officer. Under our corporate governance guidelines, directors are required to promptly inform the chair of the Nominating and Governance Committee if the director becomes aware of any change in circumstances that may result in such director no longer being considered independent under the NYSE rules.

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Corporate Governance

Board Leadership Structure

The Board has chosen to separate the roles of chair of the Board and chief executive officer. Jonathan Steinberg is our Chief Executive Officer and Win Neuger is our non-executive, independent Chair of the Board. We believe that separating these positions is optimal because it allows Mr. Steinberg to focus on our day-to-day business, while allowing Mr. Neuger to focus on Board leadership in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the chief executive officer is required to devote to his position, as well as the commitment required to serve as our chair of the Board. While our by-laws and corporate governance guidelines do not require that our chair of the Board and chief executive officer positions be separate, our Board believes that having separate positions is the appropriate leadership structure for us and demonstrates our commitment to good corporate governance. Our corporate governance guidelines provide that if the offices of the chair of the Board and chief executive officer are combined, the Board will appoint either a non-executive chair or a lead independent director.

Role of the Board in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and as updated from time to time. Management is responsible for the day-to-day management of the risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board’s role in overseeing the management of our risks is conducted primarily through Board committees, as described in the descriptions of each of the committees below and in their respective charters. The Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact and the steps we take to manage them. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. For example, the Audit Committee is responsible for overseeing our cybersecurity risk management and cybersecurity policies and procedures, and the chair of the committee reports to the full Board regarding our cybersecurity risk management. This enables our Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Board Committees

Our Board has an Audit Committee, Compensation Committee, and Nominating and Governance Committee, each of which operates pursuant to a written charter adopted by our Board. As provided in its respective charters, each committee reviews its charter at least annually and recommends charter changes to the Board as appropriate. During 2023, each of the Audit Committee, Compensation Committee and the Nominating and Governance Committee reviewed its respective charter. The Audit Committee adopted amendments to include cybersecurity and data privacy risks within the committee’s risk oversight responsibilities, and the Nominating and Governance Committee adopted amendments to include within the committee’s responsibilities a quarterly review of the Company’s human rights policy and environmental, social and governance matters and recommendations regarding relevant public reporting on such matters as well as to memorialize the inclusion of the Board’s committees in the annual evaluation of the Board. Charters for each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are available on our investor relations website at https://ir.wisdomtree.com/corporate-governance/governance-documents. Committee membership is limited to independent directors as defined under the listing standards of the NYSE. Audit Committee members also must meet the independence standards adopted by the SEC. Our Board may from time to time establish other committees. For example, in 2023 the Board established the Annual Meeting Committee to manage all aspects of the Company’s 2023 annual meeting of stockholders, including matters related to a contested election of directors

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Corporate Governance

at the meeting and negotiation of settlement or cooperation agreements with stockholders of the Company, among other responsibilities. Our corporate governance guidelines provide that each independent director is expected, but not required, to serve on at least one committee. A director also may serve on more than one committee.

Audit Committee

Committee Responsibilities:

•  oversee our accounting and financial reporting processes and the audits of our financial statements;

•  approve audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•  establish policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•  monitor, report to and review with the Board matters related to the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•  monitor the design and implementation of our internal audit function;

•  review all related person transactions for potential conflict of interest situations and approve such transactions; and

•  take, or recommend that the Board take, appropriate action to oversee the qualifications, independence and performance of our independent auditor.

Members:

•  Lynn S. Blake, Chair*

•  Anthony Bossone*

•  Rilla Delorier

•  Daniela Mielke

Mses. Mielke and Blake joined the committee in July 2023, and Ms. Blake was appointed Chair in November 2023. Ms. Delorier joined the committee in November 2023.

*   Designated as an “audit committee financial expert” as defined under the applicable rules of the SEC.

Number of Meetings in 2023: 8 Action by Unanimous Consent in 2023: 1
Compensation Committee

Committee Responsibilities:

•  oversee the administration of our compensation programs;

•  review and discuss with the Board corporate succession plans for the CEO and our other key officers;

•  determine and approve the compensation of our CEO;

•  approve the compensation of the non-CEO executive officers and certain other senior employees;

•  review and make recommendations to the Board with respect to directors’ compensation;

•  exercise sole authority to retain, terminate and approve the compensation of any compensation consultants or other compensation advisers and determine the nature and scope of their assignments; and

•  approve all discretionary bonuses for our employees, advisers and consultants.

Members:

•  Smita Conjeevaram, Chair

•  Lynn S. Blake

•  Anthony Bossone

•  Shamla Naidoo

•  Win Neuger

Mses. Conjeevaram and Naidoo joined the committee in July 2023, and Ms. Conjeevaram replaced Mr. Neuger as Chair in January 2024.

Number of Meetings in 2023: 9 Action by Unanimous Consent in 2023: 2

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Corporate Governance
Nominating and Governance Committee

Committee Responsibilities:

•  recommend criteria and qualifications for Board membership, which includes considering diversity of background and experience, inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation;

•  identify and evaluate candidates for nomination for election to the Board or to fill Board vacancies;

•  recommend that the Board select the director nominees for election at each annual meeting of stockholders;

•  review the policy regarding the consideration of director candidates recommended by stockholders;

•  review all stockholder nominations submitted to us;

•  review, and recommend any changes to, the Company’s Corporate Governance Guidelines;

•  obtain directors’ comments on, and report to the Board with, an assessment of the performance of the Board and its members and committees; and

•  review and provide oversight and recommendations with respect to, our strategy, initiatives and policies concerning corporate responsibility.

Members:

•  Shamla Naidoo, Chair

•  Lynn S. Blake

•  Smita Conjeevaram

•  Daniela Mielke

•  Tonia Pankopf

Mses. Blake, Mielke and Pankopf joined the committee in July 2023. Ms. Naidoo joined the committee and replaced Ms. Conjeevaram as Chair in January 2024.

Number of Meetings in 2023: 7 Action by Unanimous Consent in 2023: 1

Compensation Committee Interlocks and Insider Participation

Messrs. Bossone and Neuger and Mses. Blake, Conjeevaram and Naidoo served as members of the Compensation Committee during 2023. None of the members of the Compensation Committee was an officer or employee of ours during 2023 or has ever served as one of our officers and none had any relationship with us or any of our subsidiaries during 2023 that would be required to be disclosed as a transaction with a related person.

None of our executive officers has served on the board of directors or compensation committee of another company (or other board committee performing equivalent functions) at any time during which an executive officer of such other company served on our Board or Compensation Committee.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines to promote the effective functioning of the Board and its committees, and the continued implementation of good corporate governance practices. The corporate governance guidelines address matters including the role and structure of the Board, the selection, qualifications and continuing education of Board members, Board meetings, non-employee director executive sessions, director service on other boards, Board committees, management review and succession planning, non-employee director compensation and Board and committee evaluations.

To reflect its commitment to diversified Board membership, the corporate governance guidelines provide that when considering director candidates, the Nominating and Governance Committee should actively seek out highly qualified women and people of color for consideration as nominees to the Board as part of the Nominating and Governance Committee’s regular process. The corporate governance guidelines further direct the Nominating and Governance Committee to take reasonable steps to ensure the Board’s overall composition complies with applicable law regarding diversity matters, including with respect to the number of female directors and directors from unrepresented

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Corporate Governance

communities on the Board, and to include qualified candidates having diversity inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation, in the pool of candidates to be considered by the Nominating and Governance Committee for recommendation to the Board.

In 2023, the corporate governance guidelines were amended to clarify that certain notifications should be provided to the Chair of the Board and to reflect one-year terms of directors following the full declassification of the Board. The corporate governance guidelines are available on our investor relations website at https://ir.wisdomtree.com/corporate-governance/governance-documents.

Board and Committee Self-Assessments

The Board conducts an annual self-assessment to determine whether it and its committees are functioning effectively. The Nominating and Governance Committee receives comments from all directors and executive officers and reports annually to the Board with an assessment of the Board’s performance. The assessment focuses on the Board’s contribution to WisdomTree and specifically focuses on areas in which the Board or management believes that the Board could improve. Management implements action plans based on directors’ feedback and reports to the Board on the implementation of those plans in order to ensure continuous improvement.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our investor relations website at https://ir.wisdomtree.com/corporate-governance/governance-documents. We intend to disclose any amendments to this code, or any waivers of its requirements, on our website.

Stock Ownership Guidelines

Our Board has adopted stock ownership guidelines, which require executive officers and non-employee directors to maintain an ongoing ownership position in our common stock while providing them with flexibility in personal financial planning.

On each annual measurement date (determined by the Board to be November 30th), the dollar value of the base amounts set forth below is converted into the number of shares required to be held to meet the guidelines until the next November 30th.

Position	Base Amount
Chief Executive Officer	6X Base Salary
All other executive officers	3X Base Salary
Non-employee directors	5X Base Retainer

Shares of common stock owned by the executive officer or non-employee director directly, jointly or indirectly by a trust, partnership, limited liability company or other entity for the benefit of the executive officer or non-employee director, count toward satisfaction of the guidelines, as well as 50% of unvested restricted stock awards and restricted stock unit awards subject to time vesting issued under our equity incentive plans. Stock options (both vested and unvested) and unearned performance-based restricted stock unit awards do not count toward satisfaction of the guidelines.

If an executive officer or non-employee director does not meet the guidelines on November 30th, he or she will not be permitted to sell or otherwise dispose of our common stock (except for (i) 50% of time-based restricted stock awards and time-based and performance-based restricted stock unit awards as they vest to cover taxes and (ii) up to 50% of the shares of common stock issuable upon the exercise of stock options to cover the exercise price and taxes) until the next November 30th, and then only to the extent that his or her remaining holdings do not fall below the applicable requirement. The Compensation Committee has the authority to grant waivers on a case-by-case basis.

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Corporate Governance

As of November 30, 2023, all of our executive officers and non-employee directors serving in such role on such date met the guidelines other than Bryan Edmiston, Marci Frankenthaler, Alexis Marinof, William Peck, David Yates, Lynn S. Blake, Smita Conjeevaram, Rilla Delorier, Daniela Mielke, Shamla Naidoo and Tonia Pankopf. Messrs. Edmiston, Marinof, Peck and Yates and Ms. Frankenthaler became executive officers within the last five years, and Mses. Blake, Conjeevaram, Delorier, Mielke, Naidoo and Pankopf recently joined the Board. Additional detail regarding ownership of our common stock by our executive officers and non-employee directors as of the record date is included in this proxy statement under the heading “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters – Stock Ownership Table.”

Policy Prohibiting Short Sales, Derivatives Trading, Hedging and Pledging

Our insider trading policy applies to all of our employees, consultants who in the ordinary course of their duties have access to material nonpublic information of the Company, officers and directors, including our named executive officers. The policy strictly prohibits these individuals from:

•  effecting “short sales” of our common stock;

•  trading in derivatives in our securities (such as put and call options);

•  engaging in any other hedging transaction relating to our securities; and

•  pledging shares of our common stock as collateral for a loan.

These individuals are also prohibited from holding shares of our common stock in margin accounts without prior Audit Committee approval.

Compensation of Non-Employee Directors

Set forth below are the compensation terms for the non-employee members of the Board in effect in 2023 as approved by the Board:

Board Service
Annual Cash Retainer(1)	$100,000
Annual Restricted Stock or Deferred Restricted Stock Unit Award(2)	$100,000
Chair of the Board Cash Retainer	$110,000
Committee Service(1)	Chair	Member
Audit	$25,000	$12,500
Compensation	$40,000	$15,000
Nominating and Governance	$15,000	$ 7,500
Annual Meeting(3)	$12,500	$ 7,500

(1)     Annual cash retainers for Board and committee service are paid quarterly based on service during the prior quarter.

(2)     Annual equity award under the 2022 Equity Plan consisting of restricted stock and/or, at the non-employee directors’ election, deferred restricted stock units (“DRSUs”) issued pursuant to the Non-Employee Directors’ Deferred Compensation Program. The restricted stock or DRSUs are granted at the first Board meeting that occurs after the annual meeting of stockholders each year to all non-employee directors serving on that date and vest one year from the grant date, subject to certain exceptions. The award is valued at $100,000 on the grant date based on the closing price of our common stock on the grant date. The shares of common stock underlying the DRSUs are payable on a one-for-one basis, upon the earliest of (i) a date determined by the director (if any) in advance, (ii) a “separation from service” (as defined in Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)) and (iii) a Sale Event (as defined in the 2022 Equity Plan), so long as such Sale Event also constitutes a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company (as such terms are defined in Section 409A of the Code). A director who is appointed to the Board outside of the annual meeting of stockholders will receive a prorated amount of the annual award.

(3)     The Annual Meeting Committee was established in 2023 to manage all aspects of the Company’s 2023 annual meeting of stockholders.

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Corporate Governance

The following table sets forth compensation paid to our non-employee directors in 2023. All of our directors are reimbursed for out-of-pocket expenses for attending meetings. Directors who are also employees of WisdomTree are not entitled to any compensation for their services as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Lynn S. Blake	121,159	99,995(2)	221,154
Anthony Bossone	141,743	99,995(2)	241,738
Smita Conjeevaram	135,832	99,995(3)	235,827
Rilla Delorier(4)	12,055	85,516(5)	97,571
Deborah A. Fuhr(6)	84,317	137,741(6)	222,058
Daniela Mielke	103,877	99,995(2)	203,872
Shamla Naidoo(7)	27,959	99,995(3)	127,954
Win Neuger	168,747	99,995(3)	268,742
Tonia Pankopf(7)	29,048	99,995(3)	129,043
Frank Salerno(8)	194,349	136,951(8)	331,300
Harold Singleton III(9)	138,060	34,159(9)	172,219

(1)     Represents the grant date fair value of shares of restricted stock and DRSUs granted to the non-employee directors in 2023, computed in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standard Codification (“ASC”), Topic 718.

(2)     Represents the grant date fair value of 14,662 DRSUs awarded on June 26, 2023.

(3)     Represents the grant date fair value of 14,662 shares of restricted stock awarded on June 26, 2023.

(4)     Ms. Delorier was appointed to our Board on August 18, 2023.

(5)     Represents 11,828 shares of restricted stock awarded to Ms. Delorier upon her appointment as a non-employee director on August 18, 2023.

(6)     Ms. Fuhr’s service on the Board ended on June 16, 2023 as she was not nominated to stand for re-election at the 2023 annual meeting. In connection with her termination of service, the vesting of 19,762 shares of restricted stock held by Ms. Fuhr was accelerated, which shares were originally scheduled to vest on July 15, 2023. The amount reported in the Stock Awards column represents the incremental fair value of the restricted stock award on the modification date.

(7)     Ms. Naidoo and Ms. Pankopf were elected to our Board at the 2023 annual meeting.

(8)     Mr. Salerno was not re-elected to our Board at the 2023 annual meeting. In connection with his termination of service, the vesting of 19,762 DRSUs held by Mr. Salerno was accelerated to June 22, 2023, the date the voting results of the 2023 annual meeting were certified, which DRSUs were originally scheduled to vest on July 15, 2023. The amount reported in the Stock Awards column represents the incremental fair value of the 19,762 DRSUs on the modification date.

(9)     Mr. Singleton resigned from our Board on November 8, 2023. Upon his resignation, the vesting of 5,448 of the 14,662 DRSUs held by Mr. Singleton was accelerated, which DRSUs were originally scheduled to vest on June 26, 2024. The amount reported in the Stock Awards column represents the incremental fair value of the DRSUs on the modification date.

WisdomTree, Inc. | 2024 Proxy Statement       35

Proposal 2

Ratification of the Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Ernst & Young LLP acted as our independent registered public accounting firm for the year ended December 31, 2023. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

Our organizational documents do not require that the stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. We request such ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP, but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of our Company and our stockholders.

Principal Accounting Fees and Services

The following table sets forth the fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during the years ended December 31, 2023 and 2022 (in thousands):

	2023	2022
Audit Fees(1)	$1,586	$1,512
Audit-Related Fees(2)	48	45
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,634	$1,557

(1)     Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, quarterly review of financial statements included in our statutory and regulatory filings, audit of our internal controls over financial reporting, audits of the financial statements of certain consolidated subsidiaries and issuance of comfort letters.

(2)     Fees related to the audits of our employee benefit plan during the years ended December 31, 2023 and 2022.

In addition to the services described above, Ernst & Young LLP provides audit and tax compliance services to certain ETPs for which certain of the Company’s subsidiaries or affiliated entities serve as the sponsor and investment adviser or manager. The governing bodies of these ETPs make their own determinations as to the selection of their audit firms and approval of any fees paid to such firms. All of the fees for such services are paid by these ETPs, not by the Company, and are not included in the table above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves each audit and non-audit service rendered by Ernst & Young LLP to us, including the fees and terms thereof. The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting pursuant to the Audit Committee Charter. In accordance with this policy, the Audit Committee pre-approved all fees described above before services were rendered.

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Proposal 2

Required Vote

The affirmative vote of a majority of votes cast is necessary for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes, if any, will have no effect on this proposal.

The Board of Directors unanimously recommends that you vote “FOR” the Ratification of the Appointment of Ernst & Young LLP

As Our Independent Registered Public Accounting Firm

(Proposal No. 2 on your Proxy Card)

WisdomTree, Inc. | 2024 Proxy Statement   37

Audit Committee Report

The Audit Committee of the Board has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2023 and has discussed these statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm. The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Ernst & Young LLP is responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.

The Audit Committee also received from, and discussed with, Ernst & Young LLP the written disclosures and other communications required under Public Company Accounting Oversight Board (“PCAOB”), Auditing Standard 1301, Communications with Audit Committees, including among other things, the following:

•  methods to account for significant unusual transactions;

•  the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•  the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

•  disagreements with management regarding financial accounting and reporting matters and audit procedures.

Ernst & Young LLP also provided the Audit Committee with the written disclosures and the letter required by Rule 3526 of the PCAOB. PCAOB Rule 3526 requires independent registered public accounting firms annually to disclose in writing all relationships that in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with Ernst & Young LLP their independence from the Company.

Based on its discussions with management and our independent registered public accounting firm, and its review of the representations and information provided by management and our independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), through any general statement incorporating by reference in its entirety the proxy statement in which this Report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.

Members of the Audit Committee*
Lynn S. Blake (Chair)	Anthony Bossone	Rilla Delorier	Daniela Mielke

*     Mses. Blake and Mielke joined the Audit Committee in July 2023, and Ms. Blake was appointed Chair in November 2023. Ms. Delorier joined the committee in November 2023.

38   WisdomTree, Inc. | 2024 Proxy Statement

Proposal 3

Vote on an Advisory Resolution to Approve the Compensation of Our Named Executive Officers

The Board is committed to excellence in governance. As part of that commitment, and as required by Section 14A(a)(1) of the Exchange Act, the Board is providing our stockholders with an opportunity to vote on an advisory resolution to approve the compensation of our named executive officers.

As described in the section titled “Executive Compensation – Compensation Discussion and Analysis,” we have developed a compensation policy that is designed to attract and retain key executives responsible for our success and motivate management to enhance long-term stockholder value. We believe our compensation policy strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our named executive officers to exert their best efforts for our success.

For the reasons discussed above, the Board unanimously recommends that stockholders vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2024 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other compensation related tables and disclosure.”

As this vote is advisory, it will not be binding upon the Board or the Compensation Committee and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of this vote. However, the Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of this vote when considering future executive compensation policies. The Board has adopted a policy providing for an annual say-on-pay vote. Unless the Board modifies this policy, the next say-on-pay vote will be held at our next annual stockholders meeting in 2025.

Required Vote

The affirmative vote of a majority of votes cast is necessary for the approval of the advisory resolution to approve the compensation of our named executive officers. Abstentions and broker non-votes, if any, will have no effect on this proposal.

The Board of Directors unanimously recommends that you vote “FOR” the Advisory Resolution to Approve the Compensation of Our Named Executive Officers (Proposal No. 3 on your Proxy Card)

WisdomTree, Inc. | 2024 Proxy Statement   39

Proposal 4

Vote, on a Non-Binding, Advisory Basis, on the Frequency of Future Advisory Votes to approve the Compensation of our Named Executive Officers

As part of the Board’s commitment to excellence in corporate governance, and as required by the Section 14A(a)(2) of the Exchange Act, the Board is providing our stockholders with an opportunity to provide an advisory vote to recommend whether the vote on the advisory resolution on the compensation of our named executive officers should occur every one, two or three years.

The proxy card or voting instruction form provides for four choices and stockholders are entitled to vote on whether the advisory vote on executive compensation should be held every one, two or three years, or to abstain from voting. At the Company’s 2018 annual meeting, stockholders, by advisory vote, approved a frequency of every one year. The Board has considered this matter and has determined that a non-binding, advisory vote on executive compensation every one year is appropriate to provide stockholders the opportunity to inform the Company of their opinion of our approach to compensation policies and practices, after having sufficient time to observe its impact on our business. Accordingly, the Board is recommending that stockholders again vote for a frequency of one year for future advisory votes to approve the compensation of our named executive officers.

As this vote is advisory, the results will not be binding upon the Board and the Board may decide that it is in the best interests of our stockholders to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders. However, the Board will carefully consider the outcome of this vote when considering the frequency of future advisory votes on executive compensation.

Required Vote

The non-binding, advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers will be determined based on a plurality of the votes cast. This means that the option that receives the most votes (every one year, every two years or every three years) will be approved on a non-binding, advisory basis. Abstentions and broker non-votes, if any, will have no effect on this proposal.

The Board of Directors unanimously recommends that you vote for “ONE YEAR” on the Non-Binding, Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of Our Named Executive Officers

(Proposal No. 4 on your Proxy Card)

40   WisdomTree, Inc. | 2024 Proxy Statement

Proposal 5

Ratification of the Approval by Our Board of Directors of the Extension of the Stockholder Rights Agreement

You are being asked to ratify the approval by the Board of the extension of the Stockholder Rights Agreement, dated March 17, 2023, as amended (the “Rights Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “Rights Agent”). The Board adopted the Rights Agreement on March 17, 2023, and the ratification of the adoption of the Rights Agreement was overwhelmingly approved by the Company’s stockholders at its 2023 annual meeting. On March 18, 2024, the Board unanimously approved the extension of the Rights Agreement such that the Rights Agreement will now expire at the close of business on March 17, 2025; provided that if the Company’s stockholders have not ratified the approval by the Board of the extension of the Rights Agreement by the close of business on the first day after the Annual Meeting (including any adjournments or postponements thereof), the Rights Agreement will expire at such time.

The extension of the Rights Agreement reflects the Board’s continued commitment to safeguard the interests of all stockholders in the face of activism concerns related to WisdomTree stockholder ETFS Capital Limited (“ETFS Capital”). ETFS Capital has engaged in a public activism campaign against the Company since January 2022, waging proxy contests in connection with both the Company’s 2022 and 2023 annual meetings of stockholders. On February 19, 2024, ETFS Capital sent a letter, dated February 20, 2024, to the Chair of the Board and another director requesting that the Board consider the following proposals: (1) replacing Jonathan Steinberg, the Company’s CEO; (2) raising outside money for WisdomTree Prime; and (3) appointing an investment bank to review strategic alternatives for the Company. The letter also proposed that the Board immediately form a special committee of independent directors and publicly announce an expeditious strategic review of the entire business. Given that the proposals contained in ETFS Capital’s February 20, 2024 letter had not been publicly disclosed, in the interest of transparency for the Company’s stockholders, the Company responded publicly to the letter on February 27, 2024, communicating that the Board unanimously concluded not to implement any of these proposals as the Board believed that taking any of these actions would undermine the Company’s long-term growth strategy and value-creation initiatives. On March 21, 2024, ETFS Capital issued a press release criticizing the Company, its Board and its management team, advocating for the Company to run a strategic review process, indicating that it intends to withhold votes from the Company’s director nominees at the Annual Meeting, and inviting other stockholders to withhold their votes as well.

Stockholder ratification of the approval by the Board of the extension of the Rights Agreement is not required by applicable law, or by our Amended and Restated Certificate of Incorporation (as amended), by-laws or other governing documents. Nonetheless, the Board has determined to request stockholder ratification of the approval by the Board of the extension of the Rights Agreement to determine the viewpoint of stockholders as to the advisability of keeping the Rights Agreement in place and as a matter of good corporate governance. The Rights Agreement is intended to protect WisdomTree and its stockholders from efforts by a single stockholder or group of stockholders to obtain control of WisdomTree without paying a control premium. If stockholders do not ratify the approval by the Board of the extension of the Rights Agreement, the Rights Agreement will expire automatically at the close of business on the day after the Annual Meeting (including any adjournments or postponements thereof).

Background of the Rights Agreement

The Board adopted the Rights Agreement on March 17, 2023 and extended the Rights Agreement on March 18, 2024. The Rights Agreement contains a number of recognized stockholder protections, including: (i) the term of the Rights Agreement, from the date of the extension, is one year, unless the extension is not approved by stockholders at the Annual Meeting, in which case it will expire automatically on the day after the Annual Meeting (including any adjournments or postponements thereof); (ii) the ownership trigger threshold is bifurcated in that for a “flip-in” or

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Proposal 5

“flip-over” event it has been set at ten percent (10%) of our common stock for certain stockholders and twenty percent (20%) in the case of passive stockholders or “13G Investors,” as defined in the Rights Agreement; (iii) no dead-hand, slow-hand, no-hand or similar features that would limit the ability of a future board of directors of the Company to redeem the Rights (as defined below) or otherwise make the Rights Agreement non-applicable to a particular transaction; and (iv) a stockholder redemption feature that, pursuant to the terms of the Rights Agreement, provides that if the Company receives a Qualifying Offer, as defined in the Rights Agreement, and the Board has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of the Rights Agreement or called a special meeting of stockholders for the purpose of voting on whether to exempt such Qualifying Offer from the terms of the Rights agreement (the “Special Meeting”), in each case by the end of 90 business days following the commencement of such Qualifying Offer, and such offer remains a Qualifying Offer, the holders of record of 10% of our common stock may request that the Board call a special meeting of stockholders to vote on a resolution authorizing the exemption of the Qualifying Offer from the terms of the Rights Agreement.

The Board originally adopted the Rights Agreement in response to stockholder activism concerns. Specifically, the Board considered that at the time of the adoption of the Rights Agreement: (i) ETFS Capital was the Company’s third largest stockholder, owning approximately 10.2% of the Company’s common stock; (ii) ETFS Capital ran a proxy contest at the Company’s 2022 annual meeting of stockholders, had informed a WisdomTree director on March 10, 2023 that it planned to run a proxy contest at the 2023 annual meeting of stockholders, and on March 9, 2023 had taken initial steps required under the Company’s by-laws to prepare an advance notice of nomination by requesting a director questionnaire and form of representation and agreement from the Company; (iii) in 2022, ETFS Capital formed a “group” with Lion Point Capital, LP (“Lion Point”) and ETFS Capital and Lion Point subsequently submitted an advance notice of nomination and threatened to run a proxy contest at the 2022 annual meeting of stockholders, which was ultimately settled under the Cooperation Agreement, dated May 25, 2022, among the Company, ETFS Capital and Lion Point (the “Cooperation Agreement”); (iv) Mr. Tuckwell and other representatives of ETFS Capital had several times over the course of the prior two years expressed a different strategic vision for the Company, including indicating in multiple direct engagements with the Company in the fall of 2022 that the Company should no longer pursue its digital assets strategy; (v) two members of the Board were appointed to the Board pursuant to the Cooperation Agreement and such persons were nominated by ETFS Capital and Lion Point in their 2022 notice of nomination; and (vi) following the expiration of the standstill period under the Cooperation Agreement on March 17, 2023, in the absence of a stockholder rights agreement, ETFS Capital could acquire more shares of the Company’s common stock in the open market and/or form a “group” with another stockholder, as it did in 2022.

Similarly, the Board extended the Rights Agreement in response to continuing stockholder activism concerns. ETFS Capital waged a proxy contest at the Company’s 2023 annual meeting of stockholders and one of its director nominees was elected to the Board at such meeting in place of the Company’s then Chair of the Board. Following the 2023 annual meeting of stockholders and continuing into February 2024, Mr. Tuckwell and other representatives of ETFS Capital continued to express in meetings with the Company and Board members a different strategic vision for the Company. As described above, ETFS Capital sent a letter, dated February 20, 2024, to the Chair of the Board and another director on February 19, 2024, proposing drastic changes at the Company, including replacement of the Company’s CEO and the commencement of a strategic alternatives review process. In addition, on February 23, 2024, in response to an email by WisdomTree’s current Chair of the Board regarding the Board’s review of ETFS Capital’s February 20, 2024 letter, Mr. Tuckwell, the Chairman of ETFS Capital, responded by suggesting that an unfavorable Board reaction to the proposals would result in triggering another proxy contest. The Board ultimately unanimously concluded, following discussion at three Board meetings, not to implement ETFS Capital’s proposals, and, given that such proposals had not been publicly disclosed by ETFS Capital and the Company’s focus on ongoing stockholder communications and engagement, to issue a press release on February 27, 2024 making its response to ETFS Capital’s letter publicly available. Considering ETFS Capital’s ongoing activism campaign and no indication that the campaign would cease, the Board unanimously concluded to extend the Rights Agreement on March 18, 2024, the same day the Rights Agreement otherwise would have expired. On March 21, 2024, ETFS Capital issued a press release criticizing the Company, its Board and its management team, advocating for the Company to run a strategic review process, indicating that it intends to withhold votes from the Company’s director nominees at the Annual Meeting and inviting other stockholders to withhold their votes as well. Consequently, the historical activism campaign by ETFS Capital and the fact that the campaign remains ongoing led the Board to conclude that it is in the best interests of the Company and its stockholders for the Rights Agreement to remain in place until March 17, 2025.

42   WisdomTree, Inc. | 2024 Proxy Statement

Proposal 5

The Rights Agreement is intended to protect WisdomTree and its stockholders from efforts by a single stockholder or group of stockholders to obtain control of WisdomTree without paying a control premium. The Rights Agreement is similar to other rights agreements adopted by publicly held companies and is intended to promote the fair and equal treatment of all stockholders and to allow stockholders to realize the long-term value of their investment. Other than extending the duration of the Rights Agreement and revising the exercise price, the terms of the extended Rights Agreement remain substantially identical to the Rights Agreement approved by the Company’s stockholders at the 2023 annual meeting.

In making the decision to adopt the Rights Agreement in 2023, the Board consulted with its legal and financial advisors and carefully considered, among other things, the arguments for and against adopting such an agreement and the threat of stockholder activism posed by ETFS Capital. In light of the foregoing and for the reasons set forth below, on March 17, 2023, the Company and the Rights Agent entered into the Rights Agreement. Pursuant to the Rights Agreement, the Board declared a dividend of (i) one preferred stock purchase right (a “Right”) for each outstanding share of common stock of the Company and (ii) 1,000 Rights for each outstanding share of Series A Non-Voting Convertible Preferred Stock of the Company (the “Series A Preferred Stock”), to stockholders of record as of the close of business on March 28, 2023 (for purposes of this section, the “Record Date”). In addition, one Right will automatically attach to each share of common stock of the Company and 1,000 Rights will automatically attach to each share of Series A Preferred Stock, in each case, issued between the Record Date and the earlier of the Distribution Date (as defined below) and the expiration date of the Rights. Each Right entitles the registered holder to purchase from the Company a unit consisting of one ten-thousandth of a share (a “Unit”) of Series B Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”) at a cash exercise price then set at $32.00 per Unit, subject to adjustment. The initial issuance of the Rights had no accounting or financial reporting impact and had no effect on our earnings per share.

In connection with the adoption of the Rights Agreement, and in order to set forth the rights, powers, and preferences of the Preferred Stock that are issuable pursuant to the Rights Agreement, the Company filed a Certificate of Designations for the Series B Junior Participating Cumulative Preferred Stock with the Secretary of State of the State of Delaware on March 17, 2023.

Similarly, in making the decision to extend the Rights Agreement, the Board consulted with its legal and financial advisors and carefully considered, among other things, the arguments for and against extending such an agreement and the threat of stockholder activism posed by ETFS Capital. As a result, on March 18, 2024, the Company entered into Amendment No. 3 to the Rights Agreement (the “Amendment”).1 The Amendment extends the expiration date of the Rights Agreement. Specifically, the Rights will now expire at the close of business on March 17, 2025; provided that if the Company’s stockholders have not ratified the approval by the Board of the extension of the Rights Agreement by the close of business on the first day after the Annual Meeting (including any adjournments or postponements thereof), the Rights will expire at such time, in each case, unless previously redeemed or exchanged by the Company. The Amendment also changed the definition of “Exercise Price” in the Rights Agreement from $32.00 to $45.00 per Unit to account for the difference in share price between when the Rights Agreement was originally adopted and when it was extended.

_______________________

1        Pursuant to Amendment No. 1 to the Rights Agreement, beneficial ownership excluded the right to vote pursuant to any agreement, arrangement or understanding with respect to voting on the proposal to approve and ratify the Rights Agreement presented to the Company’s stockholders at the 2023 annual meeting. Pursuant to Amendment No. 2 to the Rights Agreement, the parties to a Sale, Purchase and Assignment Deed, dated May 10, 2023 (the “SPA Agreement”), entered into in connection with the termination of the Company’s contractual gold payments obligation to ETFS Capital are not deemed to be “Acquiring Persons” solely by virtue of, or as a result of, the parties’ entry into the SPA Agreement, the issuance of the Series C Preferred Stock as part of that transaction, and the performance or consummation of any of the other transactions contemplated by the SPA Agreement, among other conditions, under the terms and conditions set forth in Amendment No. 2. Pursuant to Amendment No. 4 to the Rights Agreement, beneficial ownership excludes the right to vote pursuant to any agreement, arrangement or understanding with respect to voting (i) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation, or exempt solicitation, made pursuant to a written proxy or consent solicitation statement filed with the SEC and that is not also then reportable on Schedule 13D under the Exchange Act, or (ii) on a proposal to approve and ratify the Rights Agreement (as amended from time to time), including any amendment thereto or extension thereof, presented to the Company’s stockholders at any annual or special meeting of the Company’s stockholders (including any adjournments or postponements thereof).

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Proposal 5

Reasons for the Rights Agreement

In light of the reasons set forth below, the Board believes that continuing to have the Rights Agreement in place for another year is in the best interests of all of our stockholders:

•  Deter a Creeping Acquisition of Control. ETFS Capital currently beneficially owns approximately 10% of our outstanding common stock, which together with ETFS Capital’s Series A Preferred Stock would represent approximately 18% of the Company’s outstanding common stock on an as-converted basis. The Rights Agreement is designed to prevent the creeping acquisition of control of the Company that does not result in a premium being paid to all stockholders. The Board does not believe that ETFS Capital or any other investor should be able to increase their ownership level above the ownership thresholds set forth in the Rights Agreement through open market or privately negotiated purchases that may allow them, or any other investor to gain control of the Company without paying a fair price to all stockholders.

•  Better Ability for the Board to Respond to Unsolicited Acquisition Proposals. The Rights Agreement is intended to enable the Board, as elected representatives of the stockholders, to be better positioned to respond to an unsolicited acquisition proposal. It is also intended to ensure that all stockholders are treated fairly in an acquisition of the Company. The Rights Agreement does not prevent parties from making an unsolicited offer for, or acquisition of, the Company at a full and fair price and on fair terms. It does, however, give the Board the ability to defend stockholders against abusive or coercive takeover tactics by a potential acquirer that could be used to gain control of the Company without the acquirer paying all stockholders a fair price for their shares.

•  Encourages Good Faith Negotiations. The Rights Agreement is intended to induce potential acquirers to negotiate in good faith with the Board and thereby strengthens the Board’s bargaining position for the benefit of all stockholders by providing the Board with the opportunity, flexibility and additional time to: (i) determine whether any proposed transaction is in the best interests of the Company and all of our stockholders; (ii) attempt to negotiate better terms for any such transaction that, if accepted, would result in a transaction that the Board determines to be in the best interests of the Company and all of our stockholders; (iii) achieve a fair price for the stockholders that is consistent with the intrinsic value of the Company and its long-term prospects; (iv) reject any transaction that the Board determines to be inadequate; and (v) consider alternative transactions and opportunities. The existence of the Rights Agreement does not diminish the responsibility of the Board to consider acquisition proposals in a manner consistent with the Board’s fiduciary duties to stockholders.

•  Control of a Sale Process. The Rights Agreement is intended to enable the Board to better manage and control an auction of the Company or other sale process to the extent the Board may, in the future, decide to consider strategic alternatives or sell the Company. It enhances the Board’s ability to protect a negotiated transaction from uninvolved third parties once the auction or other sale process is completed. It also may be effective in providing the Board with sufficient time to evaluate a proposed transaction and, if necessary, seek alternative courses of action to maximize stockholder value.

•  Deters an Acquirer from Seeking Control by Opportunistically Taking Advantage of Adverse Market Conditions. The Rights Agreement is also intended to deter an acquirer from taking advantage of adverse market conditions, short-term declines in share prices, or anticipated improvements in operating results before such improvements are fully reflected in the market price of our common stock, and from acquiring control of the Company at a price that does not reflect our intrinsic value or long-term prospects.

Summary of the Rights Agreement

The following is a summary of the terms of the Rights Agreement. All capitalized terms not defined in this summary have the meanings ascribed to such terms in the Rights Agreement. This summary and each statement contained in this summary is qualified in its entirety by reference to the complete text of the Rights Agreement (including Amendment Nos. 1, 2, 3 and 4 thereto), which is attached as Appendix A to this proxy statement and incorporated herein by reference. We urge you to carefully read the Rights Agreement in its entirety, including the amendments thereto, as the discussion below is only a summary.

44   WisdomTree, Inc. | 2024 Proxy Statement

Proposal 5

Rights Dividend

Pursuant to the terms of the Rights Agreement, the Board declared a dividend distribution of (i) one Right for each outstanding share of common stock, par value $0.01 per share, of the Company and (ii) 1,000 Rights for each outstanding share of Series A Non-Voting Convertible Preferred Stock, par value $0.01 per share, of the Company, to stockholders of record as of the close of business on March 28, 2023. In addition, one Right will automatically attach to each share of Common Stock and 1,000 Rights will automatically attach to each share of Series A Preferred Stock, in each case, issued between the Record Date and the earlier of the Distribution Date (as defined below) and the expiration date of the Rights. Each Right entitles the registered holder thereof to purchase from the Company a unit consisting of one ten-thousandth of a share of Series B Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company at a cash exercise price of $45.00 per Unit, subject to adjustment, under certain conditions specified in the Rights Agreement and summarized below.

Distribution Date

Initially, the Rights are not exercisable and are attached to and trade with all shares of Common Stock and Series A Preferred Stock outstanding as of, and issued subsequent to, the Record Date. The Rights will separate from the Common Stock and Series A Preferred Stock and will become exercisable upon the earlier of (i) the close of business on the tenth calendar day following the first public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 10% (or 20% in the case of a person or group which, together with all affiliates and associates of such person or group, is the beneficial owner of shares of Common Stock of the Company representing less than 20% of the shares of Common Stock of the Company then outstanding, and which is entitled to file, and files, a statement on Schedule 13G pursuant to Rule 13d-1(b) or Rule 13d-1(c) of the General Rules and Regulations under the Exchange Act, as in effect at the time of the first public announcement of the declaration of the Rights dividend with respect to the shares of Common Stock beneficially owned by such person or group) or more of the outstanding shares of Common Stock, other than as a result of repurchases of stock by the Company or certain inadvertent actions by a stockholder (the date of such announcement being referred to as the “Stock Acquisition Date”), or (ii) the close of business on the tenth business day (or such later day as the Board may determine) following the commencement of a tender offer or exchange offer that could result upon its consummation in a person or group becoming an Acquiring Person (the earlier of such dates being herein referred to as the “Distribution Date”). A person or group who beneficially owned 10% or more (or 20% or more in the case of 13G Investors) of the Company’s outstanding Common Stock prior to the first public announcement by the Company of the adoption of the Rights Agreement will not be deemed an Acquiring Person so long as they do not acquire beneficial ownership of any additional shares of Common Stock at a time when they still beneficially own 10% or more (or 20% or more in the case of 13G Investors) of such Common Stock, subject to certain exceptions as set forth in the Rights Agreement.

For purposes of the Rights Agreement, beneficial ownership is defined to include ownership of securities that are subject to a derivative transaction and acquired derivative securities. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Agreement are excepted from such imputed beneficial ownership.

Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), (i) the Rights will be evidenced by the Common Stock or Series A Preferred Stock certificates (or, with respect to any uncertificated shares of Common Stock or Series A Preferred Stock registered in book entry form (“Book Entry Shares”), by notation in book entry) and will be transferred with and only with such shares of Common Stock or Series A Preferred Stock, (ii) new Common Stock or Series A Preferred Stock certificates or Book Entry Shares issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock or Series A Preferred Stock or Book Entry Shares will also constitute the transfer of the Rights associated with the Common Stock or Series A Preferred Stock represented thereby.

As soon as practicable after the Distribution Date, one or more certificates evidencing Rights (the “Right Certificates”) will be mailed to holders of record of Common Stock and Series A Preferred Stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by the Board, only shares of Common Stock or Series A Preferred Stock issued prior to the Distribution Date will be issued with Rights.

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Proposal 5

Subscription and Merger Rights

In the event that a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive upon exercise, in lieu of a number of shares of Preferred Stock, that number of shares of Common Stock of the Company (or, in certain circumstances, including if there are insufficient shares of Common Stock to permit the exercise in full of the Rights, Units of Preferred Stock, other securities, cash or property, or any combination of the foregoing) having a market value of two times the Exercise Price of the Right (such right being referred to as the “Subscription Right”). In the event that, at any time following the Stock Acquisition Date, (i) the Company consolidates with, or merges with and into, any other person, and the Company is not the continuing or surviving corporation, (ii) any person consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) 50% or more of the Company’s assets or earning power is sold, mortgaged or otherwise transferred, each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a market value equal to two times the Exercise Price of the Right (such right being referred to as the “Merger Right”). The holder of a Right will continue to have the Merger Right whether or not such holder has exercised the Subscription Right. Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Rights Agreement) become null and void.

Until a Right is exercised, the holder will have no rights as a stockholder of the Company (beyond those as an existing stockholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for shares of Common Stock, other securities of the Company, other consideration or for common stock of an acquiring company.

Exchange Feature

At any time after a person becomes an Acquiring Person, the Board may, at its option, exchange all or any part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock for each Right, subject to adjustment as specified in the Rights Agreement. Notwithstanding the foregoing, the Board generally will not be empowered to effect such an exchange at any time after any person becomes the beneficial owner of 50% or more of the Common Stock of the Company.

Adjustments

The Exercise Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least 1% of the Exercise Price. The Company is not obligated to issue fractional shares. If the Company elects not to issue fractional shares, in lieu thereof an adjustment in cash will be made based on the fair market value of the Preferred Stock on the last trading date prior to the date of exercise.

Redemption

The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board) by the Board only until the earlier of (i) the time at which any

46   WisdomTree, Inc. | 2024 Proxy Statement

Proposal 5

person becomes an Acquiring Person or (ii) the expiration date of the Rights Agreement. Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.

Amendment

The Rights Agreement may be amended by the Board in its sole discretion at any time prior to the time at which any person becomes an Acquiring Person. After such time the Board may, subject to certain limitations set forth in the Rights Agreement, amend the Rights Agreement only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or its associates or affiliates).

Expiration Date

The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 17, 2025; provided that if the Company’s stockholders have not ratified the approval by the Board of the extension of the Rights Agreement by the close of business on the first day after the Annual Meeting (including any adjournments or postponements thereof), the Rights will expire at such time, in each case, unless previously redeemed or exchanged by the Company.

Qualifying Offer

The Rights Agreement provides the holders of the Common Stock with the ability to exempt an offer to acquire, or engage in another business combination transaction involving, the Company that is deemed a “Qualifying Offer” (as defined in the Rights Agreement) from the terms of the Rights Agreement. A Qualifying Offer is, in summary, an offer determined by a majority of the independent members of the Board to have specific characteristics that are generally intended to preclude offers that are coercive, abusive or highly contingent. Among those characteristics are that it be: (i) a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the Common Stock; and (ii) an offer that is otherwise in the best interests of the Company’s stockholders. The Rights Agreement provides additional characteristics necessary for an acquisition offer to be deemed a “Qualifying Offer,” including if the consideration offered in a proposed transaction is stock of the acquiror.

Pursuant to the Rights Agreement, if the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of the Rights Agreement or called a Special Meeting for the purpose of voting on whether to exempt such Qualifying Offer from the terms of the Rights Agreement, in each case by the end of the 90 business day period following the commencement of such Qualifying Offer, provided such offer remains a Qualifying Offer during such period, the holders of 10% of the Common Stock may request that the Board call a Special Meeting to vote on a resolution authorizing the exemption of the Qualifying Offer from the terms of the Rights Agreement. If such a Special Meeting is not held by the 90th business day following the receipt of such a request from stockholders to call a Special Meeting, the Qualifying Offer will be deemed exempt from the terms of the Rights Agreement on the 10th business day thereafter.

Certain Anti-Takeover Effects

The Rights Agreement is intended to protect stockholders from coercive or otherwise unfair takeover tactics that would allow a third party to gain control of the Company without paying stockholders an appropriate control premium. The Board believes that the extension of the Rights Agreement for the reasons described above is in the best interests of the Company and all of its stockholders. In making your voting decision, stockholders should consider that, while the Rights Agreement is not intended to prevent a takeover of the Company, it does have a potential anti-takeover effect.

Generally, the Rights Agreement works by causing substantial dilution to any person or group (other than specified exempt persons) that acquires 10% (or 20% in the case of a 13G Investor) or more of the shares of common stock (which includes for this purpose stock referenced in derivative transactions and securities) without the approval of the Board.

WisdomTree, Inc. | 2024 Proxy Statement   47

Proposal 5

As a result, the overall effect of the Rights Agreement and the issuance of the Rights may be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving the Company that is not approved by the Board. These provisions are not intended to prevent parties from making an unsolicited offer for or acquisition of the Company at a full and fair price and on fair terms. In addition, neither the Rights Agreement nor the Rights should interfere with any merger, tender or exchange offer or other business combination approved by the Board. However, these provisions apply even if the offer may be considered beneficial by some stockholders and could delay or prevent an acquisition that our Board determines is not in the best interests of the Company and all of its stockholders.

Effect of Stockholders Not Ratifying the Approval by the Board of the Extension of the Rights Agreement

None of the Amended and Restated Certificate of Incorporation (as amended), the by-laws, or applicable law requires stockholder ratification of the approval by the Board of the extension of the Rights Agreement. However, the Board considers a proposal for stockholders to ratify the approval by the Board of the extension of the Rights Agreement a matter of good corporate governance. If stockholders do not ratify the approval by the Board of the extension of the Rights Agreement, it will expire automatically at the close of business on the day after the Annual Meeting (including any adjournments or postponements thereof).

Required Vote

The affirmative vote of a majority of votes cast is necessary to ratify the approval by the Board of the extension of the Rights Agreement. Abstentions and broker non-votes, if any, will have no effect on this proposal.

The Board of Directors unanimously recommends that you vote “FOR” the Ratification of the Approval by Our Board of Directors of the Extension of the Stockholder Rights Agreement

(Proposal No. 5 on your Proxy Card)

48   WisdomTree, Inc. | 2024 Proxy Statement

Executive Compensation

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

The Compensation Committee of the Board of WisdomTree has reviewed and discussed with management the information contained in the “Compensation Discussion and Analysis” section of this proxy statement for the fiscal year ended December 31, 2023. Based upon that review and discussion, the Compensation Committee has recommended to the Board that the information set forth below under the heading “Compensation Discussion and Analysis” be included in this proxy statement.

Members of the Compensation Committee*
Smita Conjeevaram (Chair)	Lynn S. Blake	Anthony Bossone	Shamla Naidoo	Win Neuger

*         Mses. Conjeevaram and Naidoo joined the Compensation Committee in July 2023, and Ms. Conjeevaram replaced Mr. Neuger as Chair in January 2024.

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Executive Compensation

Introduction

This Compensation Discussion and Analysis describes the comprehensive information regarding our compensation programs and policies for our CEO, our CFO and the next three highest compensated executive officers for the year ended December 31, 2023. We collectively refer to these executive officers as the named executive officers, or NEOs.

Name	Title
Jonathan Steinberg	Chief Executive Officer (“CEO” or “PEO”)
Bryan Edmiston	Chief Financial Officer (“CFO”)
R. Jarrett Lilien	President and Chief Operating Officer (“COO”)
Alexis Marinof	Head of Europe (“HoE”)
Peter M. Ziemba	Senior Advisor to the CEO and Chief Administrative Officer (“CAO”)

We believe that we provide a competitive total compensation opportunity for our NEOs through a combination of base salary, cash incentive bonuses, equity incentive compensation and broad-based benefits programs. This Compensation Discussion and Analysis explains the following:

•  our compensation philosophy and objectives;

•  our compensation process, including the roles our Compensation Committee, management and compensation consultant serve in the process;

•  our policies and practices with respect to each compensation element; and

•  our 2023 compensation results.

Consideration of Results of Say-on-Pay Vote

Each year, we provide our stockholders with the opportunity to cast an advisory vote on compensation paid to our NEOs (“say-on-pay”). At the 2023 annual meeting of stockholders, our say-on-pay proposal received support from stockholders, with approximately 85% of the shares voted casting a vote in favor of the proposal. We regularly engage with our stockholders on a variety of business matters and are committed to continuously evaluating our executive compensation program in light of feedback received from stockholders and ensuring that our executive compensation disclosures are transparent and our executive compensation programs align the interests of our executive officers with those of our stockholders. The Compensation Committee considered the outcome of stockholder engagement, as well as the results of the stockholders’ advisory vote at our 2023 annual meeting, and made the following enhancements to our compensation program that were implemented in 2023:

•  New performance metric. We introduced an additional performance metric, “Annualized Run Rate Revenue (“RRR”) from Flows,” which is computed by multiplying net flows of each of our ETPs by its expense ratio. This metric is weighted equally with our Net Inflows metric (9.375% in each case) and represents a financial measure (revenue associated with flows) derived from a non-financial measure (net flows). We believe this new metric is a meaningful enhancement to our incentive compensation program as the composition of our flows impacts the magnitude of the change to our operating revenues.

•  Adjustment to payout curve. We adjusted the payout curve for financial metrics (revenues, adjusted operating income and adjusted operating margin) to be computed using two-to-one leverage instead of one-to-one leverage. For every percentage point increase (or decrease) in performance, our NEOs received a two percentage point increase (or decrease) to the payout, which provided greater alignment with pay and performance by further reducing the payout when performance is below target and further increasing the payout when performance is above target.

•  Severance Plan and Amended Employment Agreements. See “Employment Agreements and Severance Plan” below for a description of our Severance Plan and Restrictive Covenant Agreement (each defined below) applicable to our CFO, and amendments to employment agreements with each of our CEO, COO, CAO and HoE that we entered into in April 2023.

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Executive Compensation

Executive Summary

Business Overview

Our business continues a multi-year trend of significant positive momentum as we execute against our long-term strategic initiatives. We ended 2023 with record AUM of $100.1 billion. Our revenues and operating income increased 15.8% and 45.6%, respectively, during the year ended December 31, 2023 as compared to the prior year, which translated into 520 basis points of operating margin expansion. This past year, we generated over $10.4 billion of net inflows, representing annual organic flow growth of approximately 13%. Our inflow profile is both broad and deep, particularly in fixed income, international equity and emerging markets products, representing organic flow growth in these categories of 39%, 28% and 21%, respectively. This diversification increased our year-to-date average fee capture on our flows, which was approximately two times greater than our fee capture in the prior year. We believe our AUM diversification and product performance have us well-positioned for this growth trajectory to continue.

Our models strategy is another growth driver, with our model portfolios available to over 70,000 advisors. We are focused on adding new clients and continuing to deepen our impact on partner platforms such as Merrill Lynch, Morgan Stanley, LPL Financial and others, as well as being an outsourced solution for smaller registered investment advisers and independent broker-dealers to make model portfolios easier to trade through our Portfolio Solutions program. In 2023, the number of advisors utilizing our models doubled from approximately 1,000 to 2,000. We believe that continued success penetrating our accessible market and winning advisor mindshare should lead to model flows that are recurring in nature and stackable on top of our current inflow profile.

While we remain focused on providing investors with the best product structure to access various asset classes through ETPs, we believe that by leveraging blockchain technology, tokenized assets will be the preferred product structure of tomorrow and the future of financial services. We are an early mover in this space, with the launch of our blockchain-native wallet, WisdomTree Prime, a direct-to-consumer channel where spending, saving and investing are united. WisdomTree Prime currently provides investors access to tokenized gold and U.S. dollar tokens, as well as select crypto currencies and blockchain-enabled mutual funds, including a government money market fund and other digital funds offering asset allocation, fixed income and equity exposures. The WisdomTree Prime Visa Debit Card is live and available to customers, with peer-to-peer transfers to be available in the upcoming quarters. Further advancements in our digital assets business include the New York State Department of Financial Services (“DFS”) – the premier regulator for businesses that engage in tokenization and other digital assets activities – recently granting WisdomTree a limited purpose trust company charter, which will enable New York resident customers to access WisdomTree Prime and allow us to offer products and perform services under DFS supervision and associated legal protections. Including the forthcoming launch in New York, we have expanded the availability of WisdomTree Prime to 41 states and nearly 75% of the U.S. population. We believe there is immense opportunity in our tokenization strategy, and we are exploring strategic partnerships and other business development opportunities for both our platform and product suite that could result in additional tokenization revenue streams in the future.

We are executing on our long-term growth strategy and expect ongoing flows and AUM growth to translate into further margin expansion and outperformance going forward, with our recent investments in digital assets creating additional value for our stockholders over time. Our strategy is driving outstanding stock price performance as our TSR ranking, as described below in the subsection titled “2023 Incentive Compensation Program and Results,” was 2nd among a peer group, including the Company, of 13 publicly-traded asset managers for the second straight year. Additionally, WisdomTree’s stock price was up over 25% and 30% during 2023 and the first quarter of 2024, respectively, and in March 2024 surpassed its 5-year high.

In addition, 2023 was an important year for our WisdomTree team. In the U.S., we were named a “Best Places to Work in Money Management” by Pensions & Investments for the fourth consecutive year and seventh year since the award was created. We ranked second within the category of firms with 100-499 employees, the second consecutive year earning a ranking among the top five employers. In the U.K., we were also named a “Best Workplace” for medium-sized companies for the fourth consecutive year and a “Best Workplace for Women” for medium-sized companies for the first time by Great Place to Work. We achieved overall positive results from our 2023 global employee engagement survey, which we believe has contributed to our strong performance this year, as well as to our continued ability to attract and retain top talent, evidenced by our employee retention rate of 93.4% in 2023.
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Executive Compensation

Compensation Overview

2023 Highlights. 2023 was marked by many achievements in advancing our long-term strategic objectives, fostered by an employee-centric culture that is contributing to our success. As mentioned in the “Business Overview” above, we ended the year with record AUM of $100.1 billion and reported revenue and operating income improvements of 16% and 46%, respectively, as compared to the prior year, which translated into 520 basis points of margin expansion. We also generated over $10.4 billion of net inflows, representing 13% of annualized organic flow growth – the best of all publicly-traded U.S. asset managers. Capital management actions initiated by management, including the termination of our contractual gold payments obligation for aggregate cash and preferred stock consideration valued at approximately $137.0 million and the related subsequent repurchase of Series C non-voting preferred stock convertible into 13.1 million shares of our common stock, were highly accretive. In addition, our total shareholder return (“TSR”) ranking was 2nd among a peer group, including the Company, of 13 publicly-traded asset managers.

Actual quantitative performance of our incentive compensation pool was 155.8% of target, which was largely driven by our relative TSR ranking, operating income and operating margin performance. The Compensation Committee considered the many accomplishments achieved by the NEOs during 2023 when determining the qualitative payout. These achievements included the Company’s strong financial performance and operating results, and our best-in-class annualized organic growth and stock price performance in relation to our peers. Other factors considered included the following:

•  The termination of our contractual gold payments obligation to ETFS Capital for $50.0 million in cash and Series C Preferred Stock convertible into approximately 13.1 million shares of our common stock. The value of these shares was $86.9 million based on the closing price of our common stock on May 9, 2023 of $6.64 per share. This transaction expanded our operating margin by over 500 basis points, was accretive to earnings per share and reduced volatility in our financial results.

•  The repurchase of the Series C Preferred Stock for aggregate cash consideration of approximately $84.4 million. Under the terms of the transaction, we paid $40.0 million on the closing date, with the remainder of the purchase price payable in equal, interest-free installments on the first, second and third anniversaries of the closing date. The implied price per share of the repurchase was $6.02 (lower than the issuance price) when considering the interest-free financing element of the transaction, and the repurchase was accretive to earnings per share.

•  The successful refinancing of our convertible notes that were scheduled to mature in June 2023, coupled with a debt paydown of $45.0 million.

•  Ongoing traction in our models strategy with model portfolios available to over 70,000 advisors.

•  Advancements in our digital assets business, including expanding the availability of WisdomTree Prime to 38 states and nearly 70% of the U.S. population along with continuing enhancements to products and platform capabilities.

•  As previously mentioned above in “Business Overview,” being named a “Best Places to Work in Money Management” by Pensions & Investments in the U.S. for the fourth consecutive year and the seventh year since the award was created, as well as being named a “Best Workplace” for medium-sized companies for the fourth consecutive year in the U.K. and a “Best Workplace for Women” for medium-sized companies for the first time by Great Place to Work.

Notwithstanding these accomplishments, management recommended to the Compensation Committee that it set the qualitative amount below 100% in order to limit the overall magnitude of the incentive compensation pool. This resulted in a total incentive compensation pool approved by the Compensation Committee that was 140.1% of the target amount for 2023.

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Executive Compensation

Percentage of Target
175%
150%
125%
100%
75%
50%
25%
0%
155.8%
93.3%
140.1%
Quantitative Performance
Qualitative Amount
Total Funding

Management subsequently recommended to the Compensation Committee that it not utilize the entire approved pool, forgoing $1.1 million of the bonus pool.

Impact of Total Shareholder Return on NEO Compensation. A significant portion of our executive compensation program is linked to shareholder return, as follows:

•  relative TSR is a performance metric included in our performance-based incentive compensation program for our NEOs. The 2023 funded payout percentage for this performance metric was 224.9% of target. See “2023 Incentive Compensation Program and Results” below;

•  long-term incentive compensation is granted entirely in the form of equity, the value of which is explicitly linked to TSR, and is comprised of both restricted stock awards and relative TSR-based performance-based restricted stock units (“PRSUs”);

•  PRSUs granted for 2023 performance in January 2024 to our CEO and COO represent 50% of each of their respective long-term equity awards granted. PRSUs granted to our other NEOs represent 25% of each of their respective long-term equity awards granted; and

•  the payout on PRSUs that vested in January 2022, January 2023 and January 2024 was 0%, 76.92% and 200%, respectively, of the target number of PRSUs based on the TSR of our common stock relative to the respective TSRs of the members of the Traditional Asset Manager Peer Group (defined below), each measured over a three-year performance period, as determined by an independent valuation specialist. See “Components of Compensation – Performance Based Restricted Stock Units (PRSUs)” below.

2024 Compensation Program Updates. We made the following enhancements to our incentive compensation program that will take effect prospectively beginning in 2024:

•  Greater emphasis on financial vs. non-financial performance metrics. As set forth below, we adjusted the weightings applied to our performance metrics such that greater emphasis will be placed on the financial metrics to further align the magnitude of our performance-driven compensation plan with our ability to pay. The financial metrics for 2024 are weighted 75.0%, as compared to 56.25% in the prior year.

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Executive Compensation
	2024 Weight	2023 Weight
Financial Metrics
Total revenues	18.75%	14.06%
Adjusted operating income	18.75%	14.06%
Adjusted operating margin	18.75%	14.06%
Subtotal	56.25%	42.19%
Non-Financial Metrics
Net inflows	4.69%	9.38%
RRR from flows	4.69%	9.38%
TSR	9.38%	14.06%
Subtotal	18.75%	32.81%
Total – Performance metrics:	75.00%	75.00%
Financial metrics as a % of Total:	75.00%	56.25%

Our Compensation Philosophy and Objectives

Our compensation philosophy and objectives are primarily shaped by strategies targeted to achieve our long-term goals within the business environment in which we operate. We operate in a highly competitive and challenging business environment and we expect competition to continue and intensify. We directly compete with numerous other ETP sponsors and indirectly compete with other larger and multi-national traditional asset management companies. We compete on a number of factors, including the breadth and depth of our product offerings as well as the investment performance and fees of our ETPs.

Competition in the digital assets industry on a global basis is also increasing, ranging from large, established financial incumbents to smaller, early-stage financial technology providers and companies. As mentioned above, we have been positioning ourselves to expand beyond our existing ETP business by introducing new revenue streams and expanding our offerings to include a new financial services mobile application, WisdomTree Prime, a blockchain-native wallet developed for saving, spending and investing in both native crypto assets and tokenized versions of mainstream financial assets (e.g., physical gold). This new mobile application allows retail consumers to purchase, sell and exchange dollar tokens, gold tokens, other digital assets and blockchain assets, such as digital or blockchain-enabled funds, made available in the mobile application.

We believe our long-term success depends on our ability to:

•  innovate and introduce new products through traditional ETPs;

•  grow organically by increasing our ETP inflows and generating strong after-fee performance track records;

•  successfully implement our strategy related to digital assets and blockchain-enabled financial services, including WisdomTree Prime;

•  introduce new revenue streams and generate improved financial results; and

•  employ the industry’s most talented, professional and dedicated people at all levels.

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Executive Compensation

The primary objectives of our compensation programs are to:

•  attract, retain and motivate our professional, dedicated and expert employees in the highly competitive asset management industry;

•  reward and retain employees whose knowledge, skills and performance are critical to our continued success;

•  align the interests of all of our employees with those of our stockholders by motivating them to increase stockholder value; and

•  motivate our executives to manage our business to meet short-term and long-term objectives and reward them appropriately for meeting or exceeding them.

Our compensation programs incorporate the best practices described in this proxy statement under the heading “Proxy Summary – Executive Compensation – Compensation Program Best Practices.” The following principles guide our compensation programs:

•  Pay-for-performance. Our compensation programs are designed to reward our employees for their individual performance as well as the Company’s performance. If an employee is a top-tier performer, the employee should receive higher rewards. Likewise, where individual performance and/or Company performance falls short of expectations, the programs should deliver lower levels of compensation. However, the objectives of pay-for-performance and retention must be balanced. Even in periods of temporary downturns in our performance, our programs should continue to ensure that our successful, high-achieving employees remain motivated and committed to us.

•  Every employee should be a stakeholder aligned with our stockholders. A key factor in our success has been and continues to be fostering an entrepreneurial culture where our employees act and think like our owners. As such, our compensation programs encourage equity ownership throughout our organization to align our employees’ interests with our stockholders. Accordingly, our equity awards are long-term in nature and our employees receive equity awards as part of their year-end compensation.

•  Higher levels of responsibility are reflected in compensation. Compensation is based on each employee’s level of job responsibility. As employees progress to higher levels in our organization, an increasing proportion of their pay is at risk and tied to our short- and long-term performance because they are more able to impact our results.

•  Competitive compensation levels. Our compensation programs reflect the value of the employee’s position in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other premier employers who compete with us for talent.

•  Team approach. Our success has been based on the coordinated efforts of all our employees working towards common goals, not on the efforts of any one individual. As such, our compensation programs should be applied across the organization, accounting for differences in job responsibilities and marketplace considerations. Perquisites are rare and limited to those that are important to our employees’ ability to carry out their responsibilities safely and effectively.

•  Align with long-term success. Our compensation programs closely link equity incentive rewards to our long-term strategic priorities and successes and not to short-term excessive risk taking.

We believe we have designed competitive compensation packages that incorporate the above principles and ensure that our executive compensation is aligned with our corporate strategies and business objectives.

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Executive Compensation

Components of Compensation

We have established the following components of compensation to satisfy our compensation objectives:

•  base salary;

•  incentive compensation, consisting of a combination of cash and long-term equity awards;

•  benefit programs; and

•  severance and change of control benefits for NEOs.

These components provide competitive compensation packages that recognize and reward individual contributions, ensure that executive compensation is aligned with corporate strategies and business objectives, and promote the achievement of key strategic and operating performance measures.

Base Salary

We use base salary as a means of providing steady pay or a fixed source of compensation for our NEOs, allowing them a degree of certainty to attract and retain them. We did not make any adjustments to the NEOs’ base salaries in 2023 and base salaries for the NEOs remain the same as 2022 base salaries. While base salaries are an important component in the overall compensation package, we believe the majority of our NEOs’ compensation should be earned through performance-based cash incentives and equity awards.

Incentive Compensation

Incentive compensation consists of two components: cash and long-term equity awards.

Cash. The cash component of incentive compensation is used to motivate and reward our employees for achieving certain short-term operating, financial and other business goals as well as individual performance.

Long-Term Equity Awards. Because short-term performance does not by itself accurately reflect our overall performance or the return realized by our stockholders, we grant equity awards to our employees as a long-term incentive. We believe that providing equity ownership:

•  serves to align the interests of our employees with our stockholders by creating an ownership culture and a direct link between compensation and stockholder return;

•  creates a significant, long-term interest for our employees to contribute to our success;

•  aids in the retention of employees in a highly competitive market for talent; and

•  allows employees to participate in our longer-term success through potential stock price appreciation.

In determining the appropriate mix of short-term and long-term incentive compensation to our executives and all of our employees, our Compensation Committee and management believe that employees with higher authority, responsibility and ability to significantly influence our growth and profitability should receive their incentive compensation more weighted towards long-term equity to further align their interest with our long-term success. As a result, incentive compensation paid to our CEO is most heavily weighted toward long-term equity incentives, followed by our COO, and then our other NEOs. Long-term equity awards consist of restricted stock and PRSU awards.

Restricted Stock

Restricted stock awards vest in equal annual installments over three years commencing on the first anniversary of the grant date. The number of shares of restricted stock granted to our NEOs was determined by dividing the dollar value of such awards by the closing price of our common stock on the grant date. Restricted stock awards granted for 2023 performance in January 2024 to our CEO and COO represent 50% of each of their respective long-term equity awards granted. Restricted stock awards granted to our other NEOs represent 75% of each of their respective long-term equity awards granted.

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Executive Compensation

Performance Based Restricted Stock Units (PRSUs)

Awards of PRSUs cliff vest at the end of three years if certain pre-determined relative TSR levels are achieved. The number of PRSUs granted to our NEOs was determined by dividing the dollar value of such awards by the grant date fair market value of the PRSUs as determined by an independent valuation consultant. PRSUs granted for 2023 performance in January 2024 to our CEO and COO represent 50% of each of their respective long-term equity awards granted. PRSUs granted to our other NEOs represent 25% of each of their respective long-term equity awards granted.

While a target number of PRSUs is initially granted, the number of PRSUs that will ultimately be earned and vest is tied to how our TSR compares to a peer group of other publicly-traded asset managers over the three-year performance period and could range from 0% to 200% of the target number of PRSUs granted. We refer to this peer group as the “Traditional Asset Manager Peer Group,” which for the years ended December 31, 2023, 2022 and 2021, was comprised of the following companies that generally are covered by analysts who also provide coverage on our Company:

• AllianceBernstein Holding L.P. • Affiliated Managers Group, Inc. • Artisan Partners Asset Management Inc. • Blackrock, Inc. • BrightSphere Investment Group Inc. • Federated Hermes, Inc.	• Franklin Resources, Inc. • Invesco Ltd. • Janus Henderson Group plc • T. Rowe Price Group, Inc. • Victory Capital Holdings, Inc. • Virtus Investment Partners, Inc.

The TSR for each member of the Traditional Asset Manager Peer Group is derived from the average per-share value of the publicly-traded common stock of each peer group member for the 90-calendar day period ending on the first day of the performance period and the last day of the performance period and includes the impact of dividends. With respect to the PRSUs granted for 2023 performance in January 2024, the number of PRSUs that will ultimately be earned and vest is determined as follows:

•  If the relative TSR is below the 25th percentile, then 0% of the target number of PRSUs granted will vest.

•  If the relative TSR is at the 25th percentile, then 50% of the target number of PRSUs granted will vest.

•  If the relative TSR is above the 25th percentile, then linear scaling is applied such that the percent of the target number of PRSUs vesting is 100% at the 50th percentile; and capped at 200% of the target number of PRSUs for performance at or above the 85th percentile.

•  If our absolute TSR is negative, the number of PRSUs vesting is capped at 100% of target regardless of the relative TSR percentile.

As stated above in the section titled “Our Compensation Philosophy and Objectives,” those individuals with greater levels of authority and responsibility receive a higher amount of their incentive compensation in the form of equity awards. Accordingly, we granted a greater proportion of incentive compensation in equity to our NEOs as compared to our other employees. See “2023 Total Compensation” below for further information regarding actual compensation paid to our NEOs.

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Executive Compensation

Benefits and Perquisites

As stated above in the section titled “Our Compensation Philosophy and Objectives,” our NEOs and Compensation Committee agree that perquisites should be rare and limited to those that are important to our employees’ ability to carry out their responsibilities safely and effectively. Our NEOs are entitled to participate in directors’ and officers’ liability insurance and are party to indemnification agreements with the Company, as well as the various benefits made available to our other employees on the same terms as other employees, such as our group health plans, paid vacation and sick leave, basic life insurance, short- and long-term disability benefits and a 401(k) plan with a Company matching contribution of up to 50% of eligible employee contributions for U.S.-based employees and Company contributions to a pension scheme in foreign jurisdictions, as applicable.

Severance and Change of Control Benefits

In accordance with the terms of the employment agreements with our CEO, COO, HoE and CAO, and the Severance Plan in which our CFO participates, and the respective equity award agreements of such NEOs, as applicable, each as described below, our NEOs are entitled to specified benefits in the event of termination of their respective employment under certain conditions, including partial acceleration of unvested equity awards and specified severance payments and benefits.

Our NEOs also are entitled to specified benefits in the event of involuntary termination of their employment without cause or voluntary termination for good reason within 18 months after a change of control, including accelerated vesting of unvested equity awards and specified cash severance payments and benefits. In addition, if a change of control occurs within 12 months following the NEO’s involuntary termination without cause or voluntary termination for good reason, all unvested time-based equity awards will accelerate and vest on the effective date of the change of control and unvested equity awards subject to performance-based vesting (currently, PRSUs), will vest in accordance with the terms of the applicable award agreement. Further, if a change of control occurs during the employment of our NEOs, all unvested time-based equity awards held by our CEO, COO and CAO will accelerate and vest on the effective date of the change of control and unvested equity awards subject to performance-based vesting (currently, PRSUs) held by our NEOs will vest in accordance with the terms of the applicable award agreement.

We have provided more detailed information about these severance and change of control benefits, along with estimates of value under various circumstances, in the table below under “Potential Payments Upon Termination or Change of Control” and under the heading “Employment Agreements and Severance Plan” below.

Our goal in providing severance and change of control benefits is to offer sufficient certainty in compensation such that our executive officers will focus their full time and attention on the requirements of the business rather than the potential implications for their respective positions. We believe these benefits assist in maintaining a competitive position in terms of attracting and retaining key executives, which is in the best interests of our stockholders.

Role of the Compensation Committee, Performance Evaluations and Management

The Compensation Committee, which is comprised entirely of independent directors, is responsible for the general oversight of our compensation policies and practices. The Compensation Committee also reviews the overall compensation structure and evaluates the performance of our NEOs in order to determine that compensation is fair, reasonable, competitive and consistent with our compensation philosophies and objectives based on their collective experiences and business judgment. The Compensation Committee engages an independent compensation consultant to provide advice with respect to executive compensation.

The Compensation Committee specifically evaluates the performance of our CEO and, with input from our CEO, the overall performance of our other NEOs. The Compensation Committee also discusses the overall performance and compensation of our NEOs with our Board and presents the Board with information regarding compensation matters throughout the year as needed.

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The Compensation Committee oversees the development, implementation and administration of our compensation programs, including all compensation plans adopted by the Board under which equity grants are made, and determines and approves performance measures and goals and objectives relevant to the compensation program. In addition, the Compensation Committee evaluates the performance of the CEO in light of those goals and objectives, determines and approves the CEO’s compensation based on this evaluation, reviews and approves the compensation of the other NEOs, reviews and approves all discretionary bonuses to our employees, and reviews and approves employment, severance, and change of control agreements, as well as any other supplemental benefits provided to our NEOs and other senior employees under the Compensation Committee’s purview. The Compensation Committee also reviews and makes recommendations to our Board with respect to non-employee directors’ compensation. The Compensation Committee works with management to annually review and reassess the adequacy of its charter, proposing changes as necessary to our Board for approval.

Our NEOs play a critical role in setting or recommending compensation levels throughout our organization. Our CEO makes incentive compensation recommendations to the Compensation Committee for the NEOs other than the CEO. In considering the CEO’s recommendations, the Compensation Committee evaluates results measured by the performance measures, goals and objectives of our compensation programs as well as qualitative factors to ensure that compensation is fair, reasonable, competitive and consistent with our compensation philosophy and objectives.

Our NEOs work with the Compensation Committee to design and develop compensation programs applicable to all our employees, including recommending changes to existing compensation programs and operational performance targets, preparing analyses of Company financial or operational data and other Compensation Committee briefing materials, analyzing industry data and, ultimately, implementing the decisions of the Compensation Committee.

Use of Compensation Consultant

The Compensation Committee has retained Frederic W. Cook & Co. (“FWC”), an independent compensation consultant, to provide objective advice on the pay practices, compensation plan design and the competitive landscape for compensation. The compensation consultant also reviews and makes recommendations for the selection process and pay information used for market compensation benchmarking discussed below. WisdomTree pays the cost for FWC’s services. However, the Compensation Committee retains the sole authority to direct, terminate or continue FWC’s engagement. The Compensation Committee has confirmed the independence of FWC in accordance with SEC and NYSE rules and has determined that their work has not raised any conflicts of interest.

Market Compensation Benchmarking

The Compensation Committee monitors relevant market and industry statistics on executive compensation as one of several factors it considers in determining compensation of our NEOs. In making compensation decisions, the Compensation Committee reviews:

Industry surveys. Aon Consulting, Inc. (formerly McLagan Partners, Inc., “Aon”), a compensation consulting firm for the financial services industry, prepares annual comprehensive compensation surveys for the asset management industry. These surveys consist of consolidated compensation information of publicly-traded and private asset management firms.

Industry peers. Publicly disclosed pay information for certain publicly-traded asset management firms that are generally similar in size, market capitalization, product offering and/or financial metrics as WisdomTree.

The Compensation Committee uses this information to inform compensation decisions and to understand evolving pay trends at asset managers; however, the Compensation Committee recognizes that there are inherent limitations on the comparability and usefulness of the market data, including time lags, differences in scope of responsibilities, geographic differences and other factors. While the Compensation Committee believes such comparative information is useful, such data is intended solely to serve as a reference point to assist the Compensation Committee in its discussions and deliberations.

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At the beginning of the year, the Compensation Committee, working with FWC, reviews the appropriateness of the companies included in the industry peer group that we refer to as the “Compensation Peer Group.” The Compensation Peer Group median is used to determine the target compensation of the CEO and as a reference point for the other NEOs. The Compensation Committee adjusts this peer group based on metric changes of the peer group average relative to WisdomTree. Relevant metrics considered by the Compensation Committee include AUM, financial metrics, number of employees and market capitalization. The 2023 Compensation Peer Group is set forth below:

•  AllianceBernstein Holding L.P.

•  Artisan Partners Asset Management Inc.

•  Avantax, Inc. (formerly Blucora, Inc.)

•  B. Riley Financial, Inc.

•  BrightSphere Investment Group Inc.

•  Cohen & Steers, Inc.

•  Diamond Hill Investment Group, Inc.

•  Donnelley Financial Solutions, Inc.

•  Greenhill & Co., Inc.

•  Hercules Capital, Inc.

•  Main Street Capital Corporation

•  Moelis & Company

•  Silvercrest Asset Management Group Inc.

•  Victory Capital Holdings, Inc.

•  Virtus Investment Partners, Inc.

•  Westwood Holdings Group, Inc.

Pzena Investment Management, Inc. was included in the peer group during the year ended December 31, 2022, but has since been removed from the peer group as that company was taken private in late October 2022.

2023 Incentive Compensation Program and Results

We maintain a performance-based incentive compensation program for our NEOs. A portion of the awards under the incentive compensation program are paid in cash and a portion are in the form of equity awards (restricted stock subject to time-based vesting and PRSUs subject to performance-based vesting). The program is designed to determine the proper level of funding for the incentive compensation pool relative to achieving certain quantitative metrics and qualitative results that incentivize growth. For 2023, the achievement of quantitative metrics determined 75% of our total incentive compensation pool with the remaining 25% determined by the Compensation Committee based on qualitative results. This split reflects the Compensation Committee’s desire for a formulaic bonus plan while recognizing the need to apply some level of judgment in setting appropriate compensation levels to reflect the accomplishment of strategic objectives and individual performance.

Actual plan performance is summarized below. The quantitative metrics chosen were considered important performance measurements that our Board and investors use to measure the health of our business and relative success:

•  Net inflows and Annualized RRR from Flows – derived using broad industry data for the asset management and ETP industry as well as consideration of historical actual performance and analyst expectations. The funded payout is capped at 300% of target.

•  Financial metrics – our total revenues, adjusted operating income and adjusted operating margin, which is derived from internal planning activities. We define “adjusted operating income” as operating income, calculated in accordance with GAAP, excluding bonus expense, and we define “adjusted operating margin” as adjusted operating income divided by revenue. The funded payout is capped at 250% of target.

•  Relative total shareholder return – our stock performance relative to the Traditional Asset Manager Peer Group and a measure of value generated for our stockholders. The TSR for each member of the Traditional Asset Manager Peer Group was derived from the average per-share value of the publicly-traded common stock of each peer group member for the 90-calendar day period ending on January 1, 2023 (beginning of period) and December 31, 2023 (end of period) and includes the impact of dividends. The funded payout is capped at 250% of target.

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The table below discloses the threshold, target and maximum payouts for each performance metric:

($ in thousands) Performance Metrics	Quantitative Metrics			Payouts
	Threshold	Target	Maximum	Threshold	Target	Maximum
Net inflows	$0	$7,500,000	$22,500,000	$0	$ 1,288	$ 3,864
Annualized RRR from Flows	$0	$ 25,300	$ 75,900	$0	$ 1,288	$ 3,864
Total revenues	$0	$ 326,600	$ 816,500	$0	$ 1,932	$ 4,830
Adjusted operating income (excluding bonus)	$0	$ 100,800	$ 252,000	$0	$ 1,932	$ 4,830
Adjusted operating margin (excluding bonus)	0%	30.9%	77.25%	$0	$ 1,932	$ 4,830
Relative total shareholder return	13 of 13	7 of 13	1 of 13	$0	$ 1,932	$ 4,830
Total				$0	$10,304	$27,048

The table below discloses actual performance and the funded payout of the incentive compensation pool:

($ in thousands) Performance Metrics	Weight	Target	Target Payout	2023 Actuals	Funded %	Funded Payout
Net inflows	9.375%	$ 7,500,000	$ 1,288	$ 10,396,000	138.6%	$ 1,785
Annualized RRR from Flows	9.375%	$ 25,300	$ 1,288	$ 34,600	136.9%	$ 1,763
Total revenues(1)	14.063%	$ 326,600	$ 1,932	$ 348,100	113.2%(2)	$ 2,187
Adjusted operating income (excluding bonus)(2)(3)	14.063%	$ 100,800	$ 1,932	$ 132,300	162.6%(2)	$ 3,141
Adjusted operating margin (excluding bonus)(2)(3)	14.063%	30.9%	$ 1,932	38.0%	146.3%(2)	$ 2,827
Relative total shareholder return	14.063%	7 of 13	$ 1,932	2 of 13	224.9%	$ 4,345
Total – Performance:	75.00%		$ 10,304		155.8%	$ 16,048
Total – Qualitative:	25.00%		$ 3,434		93.3%	$ 3,204
Total – Pool:			$ 13,738			$ 19,252
Funding percentage:(4)						140.1%

(1)     2023 Actuals have been adjusted to account for the impact of foreign exchange fluctuations on targets set at the beginning of the year related to our international operations. These adjustments, which had a negligible impact on the Funded Payout, include an increase to revenues of $942 and a decrease to adjusted operating income of $435.

(2)     Computed using two-to-one leverage, meaning for every percentage point increase (or decrease) in performance, our NEOs received a two percentage point increase (or decrease) to the payout.

(3)     2023 Actuals exclude $5,880 of expenses incurred in response to an activist campaign.

(4)     Actual quantitative performance was 155.8% of target. However, in order to limit the overall magnitude of the incentive compensation pool, management recommended to the Compensation Committee that it set the qualitative amount below 100%, resulting in a total incentive compensation pool approved by the Compensation Committee that was 140.1% of the target amount for 2023. Management subsequently recommended to the Compensation Committee that it not utilize the entire approved pool, forgoing $1,103 of the bonus pool.

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In recommending and determining the amount of incentive compensation and total compensation for our NEOs, our CEO and Compensation Committee primarily used their business judgment and considered:

•  individual performance;

•  the contribution of our NEOs in achieving the strategic initiatives described above;

•  retention;

•  tenure at the firm;

•  historical compensation;

•  compensation survey data from Aon and our Compensation Peer Group; and

•  guidance from FWC.

See “2023 Total Compensation” below for further information regarding actual compensation paid to our NEOs.

2023 Total Compensation

The table below reflects the total compensation awarded for 2023 performance to our NEOs in the manner that the Compensation Committee used to evaluate total compensation. This table supplements the Summary Compensation Table below, which is presented in a different format as required by the SEC:

						Incentive Compensation
($ in thousands) NEO	Base Salary	Incentive Target	Funded %(1)	Incentive Compensation	Total Compensation	Short-Term Cash	Restricted Stock	PRSUs(1)	Total
Jonathan Steinberg – CEO	$550	$4,570	140%	$6,403	$6,953	$2,561	$1,921	$1,921	$6,403
Bryan Edmiston – CFO	$375	$1,125	122%	$1,375	$1,750	$ 688	$ 515	$ 172	$1,375
R. Jarrett Lilien – COO	$450	$3,045	140%	$4,266	$4,716	$1,920	$1,173	$1,173	$4,266
Alexis Marinof – HoE(2)	$361	$1,347	111%	$1,500	$1,861	$ 750	$ 563	$ 187	$1,500
Peter M. Ziemba – CAO	$375	$1,025	122%	$1,250	$1,625	$ 625	$ 469	$ 156	$1,250

(1)     PRSUs granted to our CEO and COO represent 50% of the long-term equity awards granted. PRSUs granted to our other NEOs represent 25% of the long-term equity awards granted.

(2)     Mr. Marinof’s compensation is paid in British pounds. Amounts reflected in the table are reported in U.S. dollars using the average exchange rate of $1.2435 to £1.

Mr. Steinberg’s and Mr. Lilien’s funded percentages of 140.1% were set equal to the overall funding percentage of the total incentive compensation pool approved by the Compensation Committee. Mr. Marinof’s funded percentage was set at 111.4%, taking into consideration flow trends of our European-listed products in relation to our U.S.-listed products. Mr. Edmiston’s and Mr. Ziemba’s funded percentages of 122.2% considered individual performance during the year as well as the magnitude of the change in compensation this year as compared to actual compensation received in prior years.

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The following charts reflect the elements of total compensation for our NEOs as a percentage of their total compensation based on the chart above:

Jonathan Steinberg
CEO

Long-term incentive compensation granted as equity awards (55%)
Cash base salary (8%)
Short-term incentive compensation granted as cash (37%)

Bryan Edmiston
CFO

Long-term incentive compensation granted as equity awards (40%)
Cash base salary (21%)
Short-term incentive compensation granted as cash (39%)

R. Jarrett Lilien
COO

Long-term incentive compensation granted as equity awards (49%)
Cash base salary (10%)
Short-term incentive compensation granted as cash (41%)

Alexis Marinof
HoE

Long-term incentive compensation granted as equity awards (41%)
Cash base salary (19%)
Short-term incentive compensation granted as cash (40%)

Peter M. Ziemba
CAO

Long-term incentive compensation granted as equity awards (39%)
Cash base salary (23%)
Short-term incentive compensation granted as cash (38%)

Risk Analysis of Compensation Policies and Programs

The Compensation Committee has reviewed our overall compensation policies and believes that these policies do not encourage excessive and unnecessary risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. The design of the compensation policies and programs encourages employees to remain focused on both our short- and long-term goals. For example, while the cash bonus plan measures performance on an annual basis, a portion of the equity awards typically vest in equal installments over three years, and a portion typically cliff vest after three years in an amount derived from our TSR in relation to a peer group. We believe this encourages employees to focus on sustained stock price appreciation, thus limiting the potential for excessive risk-taking.

In addition, we have implemented the following policies to manage risk:

•  Stock Ownership Guidelines. Our stock ownership guidelines require our CEO, all other executive officers and our non-employee directors to maintain an ongoing ownership position in our common stock with a dollar value equal to six times (6x) base salary for our CEO, three times (3x) base salary for all other executive officers and five times (5x) base retainer for our non-employee directors. Additional details about our stock ownership guidelines are described in this proxy statement under the heading “Stock Ownership Guidelines;”

•  Insider Trading Policy. Our insider trading policy strictly prohibits hedging, pledging and similar transactions in our common stock by our employees, officers and directors as described in this proxy statement under the heading “Policy Prohibiting Short Sales, Derivatives, Hedging and Pledging;” and

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•  Clawback Policy. Our clawback policy provides that, in the event that we are required to restate our financial statements due to material noncompliance with any financial reporting requirement under securities laws, we are required to recoup (subject to certain limited exceptions) any cash or equity incentive compensation received by any current or former executive officer in the three years prior to the date we are required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements. In addition, under our clawback policy, in the event that we are required to restate our financial statements due to material noncompliance with any financial reporting requirement under securities laws, we must use reasonable efforts to recover (i) any cash or equity incentive compensation received by any other current or former employee of the Company in the three years prior to the date we are required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements if we determine that the employee committed certain acts or omissions that materially contributed to the circumstances requiring the restatement and (ii) up to 100% of the cash and equity incentive compensation received by any current or former employee in the three years prior to the date we are required to restate our financial statements if we determine that the employee committed certain acts or omissions that materially contributed to the circumstances requiring the restatement.

Tax and Accounting Considerations

We evaluate the effect of accounting and tax treatment of particular forms of compensation on an ongoing basis and make modifications to compensation policies in response where appropriate. Under current U.S. tax rules, compensation paid to our NEOs in excess of $1,000,000 is generally not deductible by us. In designing our executive compensation program and determining the compensation of our executive officers, including our NEOs, our compensation committee considers a variety of factors, including the potential impact of the $1,000,000 deduction limit. While the Compensation Committee is mindful of the benefit of the full deductibility of compensation, it believes that stockholder interests are best served if the Compensation Committee retains maximum flexibility to design executive compensation programs that meet stated business objectives. Accordingly, while considering tax deductibility as a factor in determining executive compensation, the Compensation Committee may not limit such compensation to levels that will be deductible.

Amendments to Employment Agreements and Adoption of Severance Plan

In 2023, the compensation paid to our CEO, COO, CAO and HoE was governed by employment agreements. In April 2023, we made the following changes to our NEOs’ executive compensation arrangements:

•  our CFO became an eligible participant under the WisdomTree, Inc. Executive Severance Plan, which was adopted by the Compensation Committee on February 23, 2023 (“Severance Plan”), and entered into an Employee Confidentiality, Assignment and Restrictive Covenant Agreement (“Restrictive Covenant Agreement”), which contains provisions relating to employee confidentiality, assignment of inventions and non-solicitation of employees, as well as certain non-competition provisions;

•  we and our HoE entered into an amendment to his employment agreement, which provides for similar benefits as those provided under the Severance Plan (with the exception of payments upon termination for cause or voluntary resignation without good reason) and contains the provisions of the Restrictive Covenant Agreement, in each case as may be applicable and permitted under the laws of the United Kingdom; and

•  we and each of our CEO, COO and CAO entered into an amendment to each of their employment agreements to provide for the following changes, which align with the terms of the Severance Plan and the Restrictive Covenant Agreement: (i) replace the employee confidentiality, assignment of inventions, non-solicitation of employees and non-competition provisions, primarily to include expanded definitions applicable to certain non-competition covenants; and (ii) expand the definition of a change of control to include a “Change in Control Event” within the meaning of the 2022 Equity Plan.

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The material terms of these employment agreements, as amended, the Severance Plan and the Restrictive Covenant Agreement are described below in this proxy statement under the heading “Employment Agreements and Severance Plan”.

Conclusion

After careful review and analysis, we believe that each element of compensation and the total compensation provided to our NEOs is reasonable and appropriate. The Compensation Committee believes that our compensation program gives our NEOs appropriate incentive to contribute to our long-term performance and believes that our compensation structure and practices encourage management to work as a team in an entrepreneurial culture for outstanding stockholder returns, without taking unnecessary or excessive risks. We believe the total compensation opportunities of our compensation packages will allow us to attract and retain talented executives who have helped and who will continue to help us grow as we look to the years ahead.

Pay Versus Performance

The following table reports the total compensation of Jonathan Steinberg, our Chief Executive Officer and PEO, and the average total compensation of the other NEOs as reported in the Summary Compensation Table for the past four years, as well as the “compensation actually paid” to our PEO and the average “compensation actually paid” to our other NEOs as calculated pursuant to SEC rules and certain performance measures required by SEC rules. We refer to the other NEOs covered by this Pay Versus Performance disclosure as the “Other NEOs.”

					Value of Initial Fixed $100 Investment Based On:			Company- Selected Measure
Year(1)	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Other NEOs ($)	Average Compensation Actually Paid to Other NEOs ($)(2)	TSR ($)	Peer Group TSR ($)(3)	Net Income/(Loss) (thousands) ($)(4)	TSR Percentile Ranking – Traditional Asset Manager Peer Group(5)
2023	6,710,430	9,946,606	2,422,286	3,140,681	156.95	168.43	102,546	92nd
2022	5,448,889	5,503,797	1,837,134	1,836,101	121.14	128.14	50,684	92nd
2021	4,317,175	4,313,843	1,377,223	1,252,097	133.03	171.05	49,797	25th
2020	2,881,637	3,434,784	1,253,893	1,361,386	114.11	115.87	(35,655)	17th

(1)     The PEO and Other NEOs for the applicable years were as follows:

•   2022 and 2023: Mr. Steinberg served as our PEO and Messrs. Edmiston, Lilien, Marinof and Ziemba served as the Other NEOs.

•   2021: Mr. Steinberg served as our PEO and Messrs. Edmiston, Lilien, Marinof, Ziemba and Amit Muni, our former CFO, served as the Other NEOs. Mr. Edmiston was appointed to serve as our CFO effective June 1, 2021.

•    2020: Mr. Steinberg served as our PEO and Messrs. Muni, Lilien, Marinof and Ziemba served as the Other NEOs.

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(2)     Represents the Summary Compensation Table totals reported for the PEO and the average of the Other NEOs for each year subject to the following adjustments in accordance with Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid”:
Year	Summary Compensation Table – Total	Deduction for amounts reported under “Stock Awards” column of the Summary Compensation Table(a)	Equity Award Adjustments(b)	Compensation Actually Paid
2023 – PEO	$6,710,430	($3,585,593)	$6,821,769	$9,946,606
2023 – Average for Other NEOs	$2,422,286	($1,018,373)	$1,736,768	$3,140,681
2022 – PEO	$5,448,889	($2,494,989)	$2,549,897	$5,503,797
2022 – Average for Other NEOs	$1,837,134	($ 511,485)	$ 510,452	$1,836,101
2021 – PEO	$4,317,175	($1,463,175)	$1,459,843	$4,313,843
2021 – Average for Other NEOs	$1,377,223	($ 389,910)	$ 264,784	$1,252,097
2020 – PEO	$2,881,637	($ 993,637)	$1,546,784	$3,434,784
2020 – Average for Other NEOs	$1,253,893	($ 196,883)	$ 304,376	$1,361,386

(a)     Compensation actually paid excludes the amounts reported in the Stock Awards column from the relevant year’s Summary Compensation Table total.

(b)     The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the fair value as of the end of the applicable fiscal year of unvested equity awards granted in that year; (ii) the change in fair value during the applicable fiscal year of equity awards granted in prior years that remained outstanding and unvested at the end of the applicable fiscal year; (iii) the change in fair value during the applicable fiscal year through the vesting date of equity awards granted in prior years that vested during the applicable fiscal year, less the fair value at the end of the prior year of awards granted prior to the applicable fiscal year that failed to meet applicable vesting conditions during the listed year; and (iv) the value of dividends or other earnings paid on equity awards in the applicable fiscal year prior to the vesting date that are not otherwise included in the total compensation for the applicable fiscal year.

Equity values are calculated in accordance with FASB ASC Topic 718, including Monte Carlo simulations used to value outstanding PRSUs as of the end of the applicable fiscal year. The equity award adjustments are set forth in the table below:
Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Applicable Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
Equity Award Adjustments – PEO
2023	5,041,757	1,717,483	—	22,573	—	39,956	6,821,769
2022	2,545,937	61,772	—	(102,452)	—	44,640	2,549,897
2021	1,581,610	(177,002)	—	5,196	—	50,039	1,459,843
2020	1,426,969	244,913	—	(191,507)	—	66,409	1,546,784
Equity Award Adjustments – Average for Other NEOs
2023	1,392,242	329,643	—	5,922	—	8,961	1,736,768
2022	512,998	3,176	—	(17,326)	—	11,604	510,452
2021	344,057	(11,600)	—	763	(77,860)	9,424	264,784
2020	282,744	39,027	—	(31,605)	—	14,210	304,376

(3)     The peer group used for purposes of Item 201(e) of Regulation S-K was utilized for purposes of calculating Peer Group TSR. We refer to this peer group as the “Selected Peer Group.” The Selected Peer Group is comprised of 37 publicly-traded asset management companies in the S&P U.S. BMI Asset Management & Custody Banks Index.

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(4)     We are required to report net income/(loss) pursuant to generally accepted accounting principles (“GAAP”) in the table above, however, our GAAP net income includes items that are non-recurring or not core to our operating business. Our adjusted net income (a non-GAAP measure) (in thousands) was $62,731, $41,669, $61,352 and $40,205 for the years ended December 31, 2023, 2022, 2021 and 2020, respectively. A reconciliation of our net income/(loss) as reported under GAAP to adjusted net income (a non-GAAP measure) is included in Item 7 of our Annual Report on Form 10-K for the years ended December 31, 2023 and 2022.

(5)     We have identified our TSR percentile ranking for the Traditional Asset Manager Peer Group as the company-selected measure for the pay versus performance disclosure, as it represents the most important financial performance measure used to link compensation actually paid to the PEO and Other NEOs in 2023 to our performance. The TSR for each member of the Traditional Asset Manager Peer Group was derived from the average per-share value of the publicly-traded common stock of each peer group member for the 90-calendar day period ending on January 1st (beginning of period) and December 31st (end of period) of each applicable year and includes the impact of dividends.

Tabular List of Performance Measures

WisdomTree considers the following measures to be the most important performance measures it uses to link compensation actually paid to its PEO and Other NEOs to WisdomTree’s performance for 2023:

Performance Measures
TSR Percentile Ranking – Traditional Asset Manager Peer Group
Net Flows
Annualized RRR from Flows
Total Revenues
Adjusted Operating Income
Adjusted Operating Margin

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Relationship Between Compensation Actually Paid and Performance Measures

Compensation Actually Paid and Cumulative TSR

The table below shows the relationship between compensation actually paid to our PEO and average compensation actually paid to our Other NEOs in relation to our cumulative TSR and the cumulative TSR of the Selected Peer Group over a four-year period. Our cumulative TSR and the cumulative TSR of the Selected Peer Group were not used in the 2023 incentive compensation program. However, our relative TSR measured against an alternative peer group that we refer to as the Traditional Asset Manager Peer Group is a metric used in determining annual compensation of our PEO and our Other NEOs. During 2023, we ranked 2nd among the 13 members of the Traditional Asset Manager Peer Group. See “TSR Percentile Ranking – Traditional Asset Manager Peer Group” below for additional information.

Compensation Actually Paid and Net Income/(Loss)

The table below shows the relationship between compensation actually paid to our PEO and average compensation actually paid to our Other NEOs in relation to our net income/(loss). Net income/(loss) was not a performance measure used in the 2023 incentive compensation program. Compensation actually paid also has no correlation to net income/(loss) due to items impacting net income/(loss) that are non-recurring or not core to our operating results.

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Compensation Actually Paid and TSR Percentile Ranking – Traditional Asset Manager Peer Group

The table below shows the relationship between compensation actually paid to our PEO and average compensation actually paid to our Other NEOs in relation to our TSR percentile ranking for the Traditional Asset Manager Peer Group, a performance measure used in the 2023 incentive compensation program and described above in the Compensation Discussion and Analysis under the heading “Components of Compensation.”

Supplemental Compensation Actually Paid and Annualized Run Rate Revenue from Flows

The table below is supplemental disclosure and shows the relationship between compensation actually paid to our PEO and average compensation actually paid to our Other NEOs in relation to Annualized RRR from Flows, a performance measure used in the 2023 incentive compensation program.

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Summary Compensation Table

The following table sets forth certain information with respect to compensation earned during the years indicated below by each NEO.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Jonathan Steinberg	2023	550,000	2,561,200	3,585,593	13,637	6,710,430
Chief Executive Officer	2022	550,000	2,390,400	2,494,989	13,500	5,448,889
	2021	550,000	2,291,000	1,463,175	13,000	4,317,175
Bryan Edmiston(4)	2023	375,000	687,500	549,993	11,188	1,623,681
Chief Financial Officer	2022	375,000	550,000	210,993	9,750	1,145,743
	2021	293,750	293,000	69,998	9,750	666,498
R. Jarrett Lilien	2023	450,000	1,919,700	2,189,544	15,000	4,574,244
President and Chief Operating Officer	2022	450,000	1,791,450	1,014,724	13,500	3,269,674
	2021	425,000	1,367,314	805,021	13,000	2,610,335
Alexis Marinof(5)	2023	360,615	749,831	571,460	32,455	1,714,361
Head of Europe	2022	359,078	570,501	367,225	32,317	1,329,121
	2021	399,069	694,931	353,815	50,549	1,498,364
Peter M. Ziemba	2023	375,000	624,360	762,496	15,000	1,776,856
Senior Advisor to the CEO and	2022	375,000	762,500	452,996	13,500	1,603,996
Chief Administrative Officer	2021	375,000	840,550	340,893	13,000	1,569,443

(1)     Amounts reported for 2023 reflect bonuses earned in 2023 and paid in 2024; amounts reported for 2022 reflect bonuses earned in 2022 and paid in 2023; and amounts reported for 2021 reflect bonuses earned in 2021 and paid in 2022.

(2)     Amounts reported include the aggregate accounting grant date fair value of awards made to our NEOs in the respective calendar year for services performed in the prior year and are computed in accordance with FASB ASC 718, excluding the impact of estimated forfeitures related to service-based vesting. The grant date fair value for time-based restricted stock awards is based on the closing price of our common stock on the date of grant. The grant date fair value for PRSUs is calculated using a Monte-Carlo simulation for the award on the grant date and such grant date fair values are set forth in the Grants of Plan-Based Awards table below. The assumptions we used in the valuation of the equity awards are set forth in note 18 of the notes to our annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. The value of the PRSUs granted to our NEOs in 2023 assuming the highest level of performance is achieved is $3,585,593 for Mr. Steinberg, $274,994 for Mr. Edmiston, $2,189,544 for Mr. Lilien, $285,729 for Mr. Marinof and $381,249 for Mr. Ziemba.

(3)     Represents employer contributions to the 401(k) Retirement Plan (and the U.K. pension scheme in respect of Mr. Marinof).

(4)     Mr. Edmiston became our Chief Financial Officer on June 1, 2021. He served as Chief Accounting Officer from April 2018 to May 2021 and as Director – Financial Reporting and Accounting Policy from September 2016 to May 2021.

(5)     Mr. Marinof is paid compensation in British pounds. Amounts reflected herein are reported in U.S. dollars using the average exchange rates of $1.2435, $1.2382 and $1.3761 to £1 for the years 2023, 2022 and 2021, respectively.

CEO Pay Ratio

Our compensation and benefits philosophy and the overall structure of our compensation and benefits programs are broadly similar across the organization to encourage and reward all employees who contribute to our success. We strive to ensure that the pay of our employees reflects the level of their job impact and responsibilities and is competitive within our industry. Compensation rates are benchmarked and are generally set to be market-competitive in the country in which the jobs are performed. Our ongoing commitment to pay equity is critical to our success in supporting a diverse workforce with opportunities for all employees to grow, develop and contribute.

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As required by the SEC, we are providing disclosure about the relationship of the annual total compensation of our median employee to the annual total compensation of our CEO. The SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions. Therefore, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies. For 2023, the annual total compensation of our median employee, determined in accordance with the amounts presented in the “Total” column of the Summary Compensation Table, was $206,450. Our CEO’s annual total compensation, as reported in the “Total” column of the Summary Compensation Table, was $6,710,430. Based on this information, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee is 33 to 1. Our pay ratio estimate has been calculated in a manner consistent with SEC rules using the data and assumptions summarized below.

To quantify the annual total compensation of our median employee, we first determined our employee population as of December 31, 2023, which represented 302 global full-time employees, excluding our CEO. We then measured the employee population’s total compensation as viewed by our Compensation Committee, which is comprised of base salary, cash incentive compensation and equity incentive compensation granted for the 2023 performance year. We annualized compensation for any employees who were employed for less than the full year and compensation paid in foreign currencies was converted to U.S. dollars based on an average exchange rate for the full year.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to stock awards granted to our NEOs during the year ended December 31, 2023.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
		Threshold (#)	Target (#)	Maximum (#)
Jonathan Steinberg	1/25/2023	138,120	276,240	552,480	—	1,792,798
	1/25/2023	—	—	—	320,142	1,792,795
Bryan Edmiston	1/25/2023	10,593	21,186	42,372	—	137,497
	1/25/2023	—	—	—	73,660	412,496
R. Jarrett Lilien	1/25/2023	84,343	168,686	337,372	—	1,094,772
	1/25/2023	—	—	—	195,495	1,094,772
Alexis Marinof	1/25/2023	11,007	22,013	44,026	—	142,864
	1/25/2023	—	—	—	76,535	428,596
Peter M. Ziemba	1/25/2023	14,686	29,372	58,744	—	190,624
	1/25/2023	—	—	—	102,120	571,872

(1)     Amounts reported represent accounting grant date fair value of awards made to our NEOs in 2023 for services performed in the prior year and are computed in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding stock awards held by our NEOs at December 31, 2023:

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Jonathan Steinberg	1/25/21	41,124	284,989	260,618	1,806,083
	1/25/22	145,142	1,005,834	382,280	2,649,200
	1/25/23	320,142	2,218,584	562,920	3,901,036
Bryan Edmiston	1/25/21	4,345	30,111	—	—
	1/25/22	18,412	127,595	16,162	112,003
	1/25/23	73,660	510,464	43,170	299,168
R. Jarrett Lilien	1/25/21	22,627	156,805	143,386	993,665
	1/25/22	59,030	409,078	155,472	1,077,421
	1/25/23	195,495	1,354,780	343,748	2,382,174
Alexis Marinof	1/25/21	15,656	108,496	33,072	229,189
	1/25/22	32,044	222,065	28,132	194,955
	1/25/23	76,535	530,388	44,854	310,838
Peter M. Ziemba	1/25/21	15,085	104,539	31,866	220,831
	1/25/22	39,529	273,936	34,698	240,457
	1/25/23	102,120	707,692	59,854	414,788

(1)     These unvested shares of restricted stock vest at a rate of 33 1/3% each year starting one year from the date of grant, subject to continued employment. See “Potential Payments upon Termination or Change of Control” for a description of the accelerated or continued vesting provisions upon termination, retirement or change of control.

(2)     The market value of such holdings is based on the closing price of $6.93 per share of our common stock as reported on December 29, 2023, the last trading day of 2023.

(3)     These unvested PRSUs cliff vest three years from the grant date. The number of shares of common stock to be issued will be determined based on the TSR of our common stock relative to the respective TSRs of companies in the Traditional Asset Manager Peer Group described above in the Compensation Discussion and Analysis under the heading “Components of Compensation,” each measured over a three-year period from the grant date. The amounts reported are based on achieving maximum performance for the 2021, 2022 and 2023 grants based upon our relative TSR performance for those respective grants during the measurement periods and include adjustments made to the number of PRSUs for the reinvestment of dividend equivalents between the grant date and December 31, 2023. See “Potential Payments upon Termination or Change of Control” for a description of the accelerated or continued vesting provisions upon termination, retirement or change of control.

(4)     The amounts reported are based on achieving maximum performance for the 2021, 2022 and 2023 grants based upon our relative TSR performance for those respective grants during the measurement periods.

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Option Exercises and Stock Vested

The following table sets forth, for each NEO, all share-based incentive plan awards that vested and were exercised during the year ended December 31, 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Jonathan Steinberg	—	—	230,454	1,289,646
Bryan Edmiston	—	—	16,169	90,546
R. Jarrett Lilien	—	—	80,422	450,147
Alexis Marinof	—	—	55,203	308,958
Peter M. Ziemba	—	—	56,343	315,356

(1)     Amounts in this column were calculated by multiplying the number of shares of restricted stock or PRSUs that vested by the closing price of our common stock on the vesting date. If the vesting date was a weekend or holiday, the prior business day was used to value the shares. The payout on PRSUs for the performance period from January 25, 2020 to January 25, 2023 was 76.92% of the target number of PRSUs, inclusive of adjustments made to the target for the reinvestment of dividend equivalents between the grant date and vesting date, based on the TSR of our common stock relative to the respective TSRs of the companies in the Traditional Asset Manager Peer Group as described above in the Compensation Discussion and Analysis under the heading “Components of Compensation,” measured over such three-year period.

Employment Agreements and Severance Plan

The compensation paid to our NEOs in 2023 was governed by the respective employment agreement or employee offer letter between us and each NEO. The following describes the arrangements that were in place with our NEOs in 2023. In April 2023, our CFO became an eligible participant under our Severance Plan and we amended the employment agreements with our CEO, COO, CAO and HoE, each as described below.

CEO, COO and CAO

We have entered into employment agreements, as amended, with each of Jonathan Steinberg, R. Jarrett Lilien and Peter M. Ziemba to serve for an indefinite term, and on an “at will” basis. The terms of the employment agreements for each of these NEOs are substantially identical except for the annual base salary payable to each of them, which for Messrs. Steinberg, Lilien and Ziemba is $550,000, $450,000 and $375,000, respectively. Each of these NEOs is eligible to receive such incentive compensation as may be determined by the Board or Compensation Committee and to participate in our standard benefit plans. The employment agreements contain provisions relating to employee confidentiality, assignment of inventions and non-solicitation of employees, as well as non-competition provisions which are applicable as described below. In addition, pursuant to the terms of the relevant equity award agreements held by each of these NEOs, if a “change of control” (as defined in the employment agreements) occurs during the employment of our CEO, COO or CAO, as applicable, all unvested time-based equity awards held by such NEO will accelerate and vest on the effective date of the change of control and unvested equity awards subject to performance-based vesting (currently, PRSUs) held by such NEO will vest in accordance with the terms of the applicable award agreement. The value of these accelerated awards, assuming a triggering event of December 31, 2023, is set forth in the “Potential Payments Upon Termination or a Change of Control” table below.

Each of these NEOs also is entitled to the following benefits in the event of the termination of such NEO’s employment:

Termination for Any Reason. The employment agreements provide that if the NEO’s employment with us is terminated for any reason (including death or “disability” (as defined in the employment agreement)), we will pay the NEO his accrued but unpaid base salary and, if applicable, accrued but unused vacation, through the termination date and, except in the case of (i) a resignation by the NEO without “good reason” (as defined in the employment agreements), (ii) a termination of the NEO’s employment by us for “cause” (as defined in the employment agreements) or (iii) the NEO having already received payment, prior to the termination date, of his incentive compensation for the prior year, a pro

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rata portion of an amount equal to 50% of the incentive compensation that the NEO would have received in respect of the year prior to the year of termination, based upon our performance. NEOs are also entitled to reimbursement for reasonable business expenses incurred prior to termination in accordance with the relevant policies and procedures established by the Company.

Termination Without Cause or Resignation for Good Reason. If (i) we terminate the NEO’s employment other than due to his death, “disability” or for “cause” (each as defined in the employment agreements) or (ii) the NEO resigns for “good reason” (as defined in the employment agreements and, either of (i) or (ii), an “Involuntary Termination”) and the NEO (A) enters into a fully effective release agreement and complies with such release and (B) complies with a three-month restrictive covenant, including a three-month non-competition covenant from the date of termination, we will pay the NEO:

•  one year’s base salary, which we refer to as Annual Base Salary;

•  a pro rata portion of an amount equal to 50% of the average incentive compensation that the NEO received in the preceding three fiscal years, multiplied by our budgeted incentive compensation pool funding percentage in the year of termination, which we refer to as Termination Year Cash Incentive Compensation; and

•  50% of the average incentive compensation paid to the NEO in the preceding three years, which we refer to as Average Cash Incentive Compensation.

The Termination Year Cash Incentive Compensation will be paid when we pay incentive compensation for the termination year to non-terminated senior executives. The Annual Base Salary and Average Cash Incentive Compensation will be paid in substantially equal installments over a 12-month period. The NEO also may elect to have us pay for COBRA insurance coverage for up to one year following the date of termination. The employment agreements also provide that any equity award held by the NEO that would have vested in the 12-month period that immediately follows the date of termination will accelerate and vest, and any remaining unvested awards held by the NEO will remain outstanding for 12 months following the date of termination. In addition, if a “change of control” (as defined in the employment agreements) occurs within 12 months after the date of Involuntary Termination, the NEO will be entitled to any accelerated vesting with respect to the equity awards that the NEO would have been entitled to if he had remained employed through the date of the change of control.

Involuntary Termination Within 18 Months After a Change of Control. In the event of the NEO’s Involuntary Termination within 18 months after a change of control, if the NEO (i) enters into a fully effective release agreement and complies with such release and (ii) complies with a 12-month non-competition covenant from the date of termination, in lieu of the payments and benefits described above under the heading “Termination Without Cause or Resignation for Good Reason,” we will pay the NEO:

•  an amount equal to 1.75 times the Annual Base Salary;

•  a pro rata portion of the Average Cash Incentive Compensation based on the number of days the NEO was employed during the year of termination; and

•  an amount equal to 1.75 times the Average Cash Incentive Compensation.

Such amounts will be paid in one lump sum. The NEO also may elect to have us pay for COBRA insurance coverage for up to 21 months following the date of termination. In addition, any equity awards subject solely to time-based vesting then held by the NEO that would have vested in the 21-month period that immediately follows the date of termination will accelerate and vest. Equity awards subject to performance-based vesting will vest in accordance with the terms of the applicable award agreement.

Termination for Cause or Voluntary Resignation Without Good Reason. If we terminate the NEO’s employment for cause or the NEO voluntarily resigns without “good reason” (as defined in the employment agreements), we may elect to enforce a three-month non-competition covenant as provided in the employment agreements in consideration for which we will pay the NEO: (i) 25% of the Annual Base Salary; (ii) an amount equal to 12.5% of the average incentive compensation paid to the NEO in the preceding three fiscal years; and (iii) an amount equal to 25% of the value of any equity awards held by the NEO subject solely to time-based vesting that would have vested in the one-year period

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following the date of termination if no termination had occurred. Such amounts will be paid in substantially equal installments over a three-month period. The NEO also may elect to have us pay for COBRA insurance coverage for up to three months following the date of termination, subject to the NEO’s continued compliance with the three-month non-competition covenant.

The severance payments and benefits under the employment agreements summarized above are generally subject to the NEO’s continuing compliance with any obligations relating to confidentiality, assignment of inventions, or other restrictive covenants (including the non-competition covenants described above) in the employment agreements, as applicable. If we make payments to a NEO as described under “Involuntary Termination Within 18 Months After a Change of Control,” and there is a breach by the NEO of the 12-month non-competition covenant, we have a right to recover payments made during such period of non-compliance.

CFO

Bryan Edmiston is an “employee at will.” His current base salary is $375,000 and he is eligible to receive such incentive compensation as may be determined by our Board or Compensation Committee and to participate in our standard benefit plans. Mr. Edmiston became an eligible participant under our Severance Plan adopted by the Compensation Committee on February 23, 2023. Except for accelerated vesting of unvested time-based equity awards on the effective date of a change of control during his employment, which is only applicable to unvested time-based equity awards held by the CEO, COO and CAO, as an eligible participant under the Severance Plan, Mr. Edmiston is entitled to the same severance benefits as the CEO, COO and CAO described above. In connection with becoming an eligible participant under the Severance Plan, Mr. Edmiston entered into a Restrictive Covenant Agreement, which contains provisions relating to employee confidentiality, assignment of inventions and non-solicitation of employees, as well as non-competition provisions, each of which are applicable to the CEO, COO and CAO as described above.

Head of Europe

We have entered into an employment agreement, as amended, with Alexis Marinof for an indefinite term. His current base salary is £290,000 ($360,615 using the average exchange rate of $1.2435 to £1 for 2023) and he is eligible to participate in any annual incentive plan established by our Board or Compensation Committee and to participate in our standard benefit plans. Mr. Marinof is also entitled to similar benefits as provided under the Severance Plan (with the exception of payments upon termination for cause or voluntary resignation without good reason) and his employment agreement contains the provisions of the Restrictive Covenant Agreement, in each case as may be applicable and permitted under the laws of the United Kingdom.

Potential Payments upon Termination or Change of Control

As described above under “Employment Agreements and Severance Plan,”

•  Our CEO, COO and CAO are entitled to payments and benefits in the event of: (i) an Involuntary Termination; (ii) a termination of employment by the Company for cause or voluntary resignation by the NEO without good reason if we elect to enforce a three-month non-competition covenant; and (iii) an Involuntary Termination within 18 months after a change of control. In addition, if a change of control occurs during the employment of our CEO, COO and CAO, all unvested time-based equity awards will accelerate and vest on the effective date of the change of control, and unvested equity awards subject to performance-based vesting (currently, PRSUs) will vest in accordance with the terms of the applicable award agreement as described below;

•  Our CFO, as an eligible participant under our Severance Plan, is entitled to the same severance benefits as the CEO, COO and CAO, except for accelerated vesting of unvested time-based equity awards on the effective date of a change of control; and

•  Our HoE is also entitled to similar benefits as provided under the Severance Plan (with the exception of payments upon termination for cause or voluntary resignation without good reason).

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This section is intended to discuss payments to our NEOs, assuming the termination from employment and/or a change of control occurred on December 31, 2023. Due to the number of factors that affect the nature and amount of any benefits provided upon the occurrence of the events discussed in this section, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, our stock price and reductions to avoid the characterization of amounts payable in the event of a change of control as excess parachute payments under Sections 280G and 4999 of the Code.

The terms of the PRSUs awarded to our NEOs provide for accelerated vesting of all or a portion of the PRSUs upon an Involuntary Termination. Also, if a change of control occurs during the employment of our NEOs or during the 12-month period following an Involuntary Termination, all or a portion of the PRSUs will vest on the effective date of a change of control.

Name	Change of Control ($)	Involuntary Termination Without Cause or for Good Reason ($)	Termination for Cause or Voluntary Resignation Without Good Reason ($)	Involuntary Termination Within 18 Months After a Change of Control ($)
Jonathan Steinberg
Severance Arrangements	—	5,925,184(1)	698,871(2)	7,127,597(3)
Acceleration of Unvested Equity Awards	11,590,702(4)	6,208,709(5)	381,859(6)	11,590,702(7)
Total	11,590,702	12,133,893	1,080,730	18,718,299
Bryan Edmiston
Severance Arrangements	—	1,139,896(1)	177,816(2)	1,550,876(3)
Acceleration of Unvested Equity Awards	401,150(8)	433,617(5)	66,016(6)	1,069,320(7)
Total	401,150	1,573,513	243,832	2,620,196
R. Jarrett Lilien
Severance Arrangements	—	3,672,896(1)	452,607(2)	4,498,585(3)
Acceleration of Unvested Equity Awards	6,233,549(4)	3,222,457(5)	203,234(6)	6,233,549(7)
Total	6,233,549	6,895,353	655,841	10,732,134
Alexis Marinof(9)
Severance Arrangements	—	1,578,461(1)	—	2,035,081(3)
Acceleration of Unvested Equity Awards	709,216(8)	839,766(5)	—	1,570,165(7)
Total	709,216	2,418,227	—	3,605,246
Peter M. Ziemba
Severance Arrangements	—	1,873,372(1)	252,860(2)	2,385,684(3)
Acceleration of Unvested Equity Awards(10)	1,933,151(4)	976,050(5)	119,351(6)	1,933,151(7)
Total	1,933,151	2,849,422	372,211	4,318,835

(1)     Represents an amount equal to the sum of: (i) Annual Base Salary; (ii) Termination Year Cash Incentive Compensation; (iii) Average Cash Incentive Compensation; and (iv) the value of COBRA benefits for 12 months.

(2)     Represents an amount equal to the sum of: (i) 25% of the Annual Base Salary; (ii) 12.5% of the average cash incentive compensation paid to the NEO in the preceding three fiscal years; and (iii) the value of COBRA benefits for three months. The amounts are only payable if we elect to enforce a three-month non-competition covenant as described under “Employment Agreements and Severance Plan.”

(3)     Represents an amount equal to the sum of: (i) 1.75 times the Annual Base Salary; (ii) the Average Cash Incentive Compensation; (iii) 1.75 times the Average Cash Incentive Compensation; and (iv) the value of COBRA benefits for 21 months.

(4)     Represents the dollar value of all unvested equity awards that will accelerate and vest upon a change of control that occurs during employment based on the closing price of our common stock of $6.93 on December 29, 2023, the last trading day of 2023. Amounts reflected herein exclude adjustments made to the target number of unvested PRSUs for the reinvestment of dividend equivalents since the grant date.

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(5)     Represents the dollar value of equity awards that would have vested in the 12-month period following the date of termination based on the closing price of our common stock of $6.93 on December 29, 2023, the last trading day of 2023. In addition, if a change of control occurs within 12 months after the date of termination, on the effective date of the change of control, all unvested restricted stock will accelerate and vest and unvested PRSUs will vest in accordance with the terms of the applicable award agreement. The dollar value of all equity awards that would vest upon a change of control in the 12-month period following the date of termination based on the closing price of our common stock of $6.93 on December 29, 2023 is as follows: Mr. Steinberg: $6,909,427; Mr. Edmiston: $899,766; Mr. Lilien: $3,824,029; Mr. Marinof: $1,126,723; and Mr. Ziemba: $1,434,505. Amounts reflected herein exclude adjustments made to the target number of unvested PRSUs for the reinvestment of dividend equivalents since the grant date.

(6)     Represents 25% of the dollar value of unvested restricted stock that would have vested in the one-year period following the date of termination based on the closing price of our common stock of $6.93 on December 29, 2023, the last trading day of 2023. The amount is only payable if we elect to enforce a three-month non-competition covenant as described under “Employment Agreements and Severance Plan.”

(7)     Represents the dollar value of unvested equity awards that accelerate and vest in connection with an involuntary termination without cause or for good reason within 18 months after a change of control based on the closing price of our common stock of $6.93 on December 29, 2023, the last trading day of 2023. Amounts reflected herein exclude adjustments made to the target number of unvested PRSUs for the reinvestment of dividend equivalents since the grant date.

(8)     Represents the dollar value of unvested PRSUs (excluding adjustments that are made to the target for the reinvestment of dividend equivalents since the grant date) that will accelerate and vest in accordance with the terms of the applicable award agreement upon a change of control that occurs during employment based on the closing price of our common stock of $6.93 on December 29, 2023, the last trading day of 2023.

(9)     Mr. Marinof is paid compensation in British pounds. The amount reflected herein is reported in U.S. dollars using the exchange rate of $1.2732 to £1 at December 29, 2023, the last trading day of 2023.

(10)   All of Mr. Ziemba’s unvested shares of restricted stock and PRSUs will remain outstanding and continue to vest upon his Normal Retirement (as defined in the agreements representing such awards).

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Stock Ownership Table

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of the record date (except as otherwise indicated in the footnotes) by (i) each person (including any “group” of persons as that term is used in Section 13d-3 of the Exchange Act) we know to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (ii) each of our named executive officers; (iii) each of our directors and director-nominees; and (iv) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Except as otherwise indicated in the footnotes to the following table, we believe, based on the information provided to us, that the persons named in the following table have sole voting and investment power with respect to the shares they beneficially own, subject to applicable community property laws. Unless otherwise noted, the business address of each of the persons and entities that beneficially own 5% or more of the outstanding shares of common stock is c/o WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119. We have based our calculation of the percentage of beneficial ownership on 151,818,674 shares of our common stock outstanding as of April 19, 2024, the record date, including shares of restricted stock issued to our employees and directors but not yet vested.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included the shares the person has the right to acquire within 60 days of the record date upon the exercise of any option, warrant or other right or conversion of any security. The shares that a stockholder has the right to acquire within 60 days, however, are not included in the computation of the percentage ownership of any other stockholder.

Beneficial Holder	Number	Percentage
Executive Officers
Bryan Edmiston(1)	195,688	0.1
Marci Frankenthaler(2)	242,634	0.2
R. Jarrett Lilien(3)	951,728	0.6
Alexis Marinof(4)	272,925	0.2
William Peck(5)	196,681	0.1
Jonathan Steinberg(6)	9,173,636	6.0
David Yates(7)	154,433	0.1
Peter M. Ziemba(8)	1,048,386	0.7
Directors and Nominees
Lynn S. Blake(9)	20,835	*
Anthony Bossone(10)	610,704	0.4
Smita Conjeevaram(11)	57,345	*
Rilla Delorier(12)	11,828	*
Daniela Mielke(13)	16,639	*
Shamla Naidoo(14)	14,662	*
Win Neuger(15)	138,182	0.1
Tonia Pankopf(16)	14,662	*
All directors and executive officers as a group (16 persons)	13,120,968	8.6
Other 5% or Greater Stockholders
BlackRock, Inc.(17)	18,335,140	12.1
ETFS Capital Limited(18)	15,250,000	10.0
The Vanguard Group, Inc.(19)	14,603,944	9.6
ArrowMark Colorado Holdings LLC(20)	13,495,079	8.9

*         Less than 0.1%.

(1)     Includes 130,631 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Mr. Edmiston until they vest, but over which he exercises voting power.

(2)     Includes 134,028 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Ms. Frankenthaler until they vest, but over which she exercises voting power.

(3)     Includes 324,382 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Mr. Lilien until they vest, but over which he exercises voting power.

(4)     Includes 147,651 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Mr. Marinof until they vest, but over which he exercises voting power.

(5)     Includes 114,266 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Mr. Peck until they vest, but over which he exercises voting power.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

(6)     Includes (i) 798 shares of common stock owned by Mr. Steinberg’s spouse with whom he may be deemed to share voting power; (ii) 16,889 shares of common stock held in a joint account with Mr. Steinberg’s spouse with whom he shares voting power; and (iii) 555,409 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Mr. Steinberg until they vest, but over which he exercises voting power.

(7)     Includes 104,854 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Mr. Yates until they vest, but over which he exercises voting power.

(8)     Includes 153,588 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Mr. Ziemba until they vest, but over which he exercises voting power.

(9)     Excludes 14,662 deferred restricted stock units that do not vest within 60 days of the record date.

(10)   Excludes 14,662 deferred restricted stock units that do not vest within 60 days of the record date.

(11)   Includes 14,662 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Ms. Conjeevaram until they vest, but over which she exercises voting power.

(12)   Includes 11,828 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Ms. Delorier until they vest, but over which she exercises voting power.

(13)   Excludes 14,662 deferred restricted stock units that do not vest within 60 days of the record date.

(14)   Includes 14,662 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Ms. Naidoo until they vest, but over which she exercises voting power.

(15)   Includes 14,662 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Mr. Neuger until they vest, but over which he exercises voting power.

(16)   Includes 14,662 shares of restricted stock that do not vest within 60 days of the record date and are not transferable by Ms. Pankopf until they vest, but over which she exercises voting power.

(17)   Information reported pursuant to a Schedule 13G/A filed with the SEC on January 23, 2024. Blackrock, Inc. has filed as a parent holding company or control person on behalf of certain subsidiaries, none of which (except for BlackRock Fund Advisors) individually own 5% or more of our outstanding common stock. The business address of Blackrock is 50 Hudson Yards, New York, NY 10001.

(18)   Information reported pursuant to a Schedule 13D/A filed with the SEC on April 18, 2024. The shares indicated in the table are directly owned by ETFS Capital. Graham Tuckwell, who is the controlling shareholder of ETFS Capital, may be deemed an indirect beneficial owner of the shares of common stock directly owned by ETFS Capital and shares voting and dispositive power over such shares. In addition to the shares indicated in the table, ETFS Capital directly owns, and Mr. Tuckwell indirectly beneficially owns, 14,750 shares of our Series A Non-Voting Convertible Preferred Stock, which are convertible into 14,750,000 shares of common stock at the holder’s option. The Certificate of Designations for the Series A Non-Voting Convertible Preferred Stock restricts ETFS Capital from converting such stock into common stock if the conversion would result in ETFS Capital owning more than 9.99% of our outstanding common stock. Each of ETFS Capital and Graham Tuckwell disclaims beneficial ownership in all such shares of common stock, except to the extent of its respective pecuniary interest therein. The principal business address of ETFS Capital is Ordnance House, 31 Pier Road, St. Helier, Jersey JE2 4XW. The principal business address of Mr. Tuckwell is 15 Rathbone Place, London W1T 1HU, United Kingdom.

(19)   Information reported pursuant to a Schedule 13G/A filed with the SEC on February 13, 2024. The shares indicated in the table are beneficially owned by The Vanguard Group, Inc. in its capacity as investment adviser and are owned of record by its clients. Vanguard reports that it has no sole voting power and shares voting power with respect to 246,658 shares, and that it has sole dispositive power with respect to 14,227,184 shares and shares dispositive power with respect to 376,760 shares. The business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(20)   Information reported pursuant to a Schedule 13G/A filed with the SEC on February 14, 2024. The business address of ArrowMark Colorado Holdings LLC is 100 Fillmore Street, Suite 325, Denver, CO 80206.

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Certain Relationships and Related Transactions

Since January 1, 2023, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors or executive officers or holders of more than 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or material interest other than the transactions described below.

Stockholders Agreement

We are a party to an Amended and Restated Stockholders Agreement, dated December 21, 2006, between Michael Steinhardt, our former Chairman of the Board, and Jonathan Steinberg, our Chief Executive Officer. Under this agreement, Mr. Steinberg agreed to give Mr. Steinhardt a right-of-first refusal to purchase any shares he intends to sell if he were to sell any of his shares in a private transaction.

Contractual Gold Payments and Termination

On April 11, 2018, we completed the acquisition of the European exchange-traded commodity, currency and leveraged-and-inverse business (“European ETC Business”), by purchasing the entire issued share capital of a subsidiary of ETFS Capital into which ETFS Capital transferred the European ETC Business prior to completion of the acquisition. A portion of the consideration paid to acquire the European ETC Business was the issuance to ETFS Capital of shares of our capital stock consisting of common stock and Series A Preferred Stock. See “Stock Ownership Table” above for further information regarding the holdings of ETFS Capital. In connection with the acquisition, we assumed an obligation for fixed payments to ETFS Capital of physical gold bullion equating to 9,500 ounces of gold per year through March 31, 2058 and then subsequently reduced to 6,333 ounces of gold per year continuing into perpetuity (“Contractual Gold Payments”). This obligation mirrored existing obligations of ETFS Capital to pay a subsidiary of the World Gold Council (“WGC”) two-thirds and Rodber Investments Limited (“RIL”) one-third of those Contractual Gold Payments — in perpetuity to the WGC and through March 31, 2058 to RIL. RIL is an entity controlled by Graham Tuckwell, who is also Chairman of ETFS Capital. Contractual Gold Payments expense was $6.1 million during the year ended December 31, 2023. On May 10, 2023, we completed a transaction resulting in the termination of the Contractual Gold Payments. Pursuant to the terms of that transaction, Gold Bullion Holdings (Jersey) Limited (“GBH”), a subsidiary of the WGC, received approximately $4.4 million in cash and 13,087 shares of Series C Preferred Stock convertible into approximately 13,087,000 shares of our common stock (valued at $86.9 million, based on the closing price of our common stock on May 9, 2023 of $6.64 per share). RIL received approximately $45.6 million in cash.

Series C Preferred Stock Repurchase

In connection with the issuance of the Series C Preferred Stock to GBH described above under the heading “Contractual Gold Payments and Termination,” we entered into an investor rights agreement with GBH relating to the transferability of, and registration rights for, the Series C Preferred Stock. Subsequently, on November 10, 2023, we repurchased the Series C Preferred Stock for aggregate cash consideration of approximately $84.4 million, comprised of $40.0 million paid upfront and the remainder in equal annual installments on the first, second and third anniversaries of the closing date, with no requirement to pay interest. The implied price per share of the repurchase was $6.02 when considering the interest-free financing element of the transaction, and the repurchase was accretive to earnings per share. At the time of the repurchase, the investor rights agreement was also terminated.

Related Person Transactions Policy and Procedures

In accordance with its written charter, our Audit Committee conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of our Audit Committee is required for all related party transactions. The term “related person transaction” refers to any transaction required to be disclosed by us pursuant to Item 404 of Regulation S-K (or any successor provision) promulgated by the SEC, except that “related party transactions” do not include compensation or employment arrangements that we disclose in our proxy statement (or, if the related person is an executive officer, that we would disclose if such person were a named executive officer).

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Other Matters

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy card to vote on such matters in accordance with their best judgment, subject to compliance with Rule 14a-4(c) of the Exchange Act.

Forward-Looking Statements

This proxy statement contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to management’s assumptions, expectations, projections, intentions and/or beliefs about future events or occurrences. These forward-looking statements are based on management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this proxy statement, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

Websites

The information contained on the websites referenced in this proxy statement is not incorporated by reference into this proxy statement. Further, references to website URLs are intended to be inactive textual references only.

82     WisdomTree, Inc. | 2024 Proxy Statement

APPENDIX A

Appendix A

Stockholder Rights Agreement and Amendments

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APPENDIX A

WisdomTree, Inc.

and

Continental Stock Transfer & Trust Company

as Rights Agent

Stockholder Rights Agreement

Dated as of March 17, 2023

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APPENDIX A

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APPENDIX A

Stockholder Rights Agreement

This Stockholder Rights Agreement, dated as of March 17, 2023 (this “Agreement”), between WisdomTree, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a federally chartered trust company (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, the Board of Directors of the Company desires to provide stockholders of the Company with the opportunity to benefit from the long-term prospects and value of the Company and to ensure that stockholders of the Company receive fair and equal treatment in the event of any proposed takeover of the Company;

WHEREAS, on March 17, 2023, the Board of Directors of the Company authorized and declared a dividend distribution of (i) one Right (as such term is hereinafter defined) for each outstanding share of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) and (ii) 1,000 Rights for each outstanding share of Series A Non-Voting Convertible Preferred, par value $0.01 per share, of the Company (the “Series A Preferred Stock”), in each case, outstanding as of the Close of Business on March 28, 2023 (the “Record Date”), and authorized the issuance of one Right for each share of Common Stock of the Company and 1,000 Rights for each share of Series A Preferred Stock issued (whether or not originally issued or sold from the Company’s treasury, except in the case of treasury shares having associated Rights) between the Record Date and the earlier of the Distribution Date or the Expiration Date (as such terms are hereinafter defined), each Right initially representing the right to purchase one ten-thousandth of a share of Series B Junior Participating Cumulative Preferred Stock of the Company having the rights, powers and preferences set forth on Exhibit A hereto, upon the terms and subject to the conditions hereinafter set forth (each, a “Right”); and

WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)      “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, is or becomes the Beneficial Owner (as such term is hereinafter defined) of 10% or more of the shares of Common Stock of the Company then outstanding after the time of the first public announcement of the declaration of the Rights dividend, but shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, (iii) any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company or (iv) any Person holding shares of Common Stock of the Company organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement (the Persons described in clauses (i) through (iv) above are referred to herein as “Exempt Persons”); provided, however, that no Person which, together with all Affiliates and Associates of such Person, is as of the time of the first public announcement of the declaration of the Rights dividend, the Beneficial Owner of shares of Common Stock of the Company representing less than 20% of the shares of Common Stock of the Company then outstanding, and which is entitled to file, and files, or has filed, a statement on Schedule 13G (“Schedule 13G”) pursuant to Rule 13d-1(b) or Rule 13d-1(c) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as such rules are in effect at the time of the public announcement of the declaration of the Rights dividend with respect to the shares of Common Stock Beneficially Owned by such Person (a “13G Investor”), shall be deemed an “Acquiring Person”; provided, further, however, that a Person who was deemed a 13G Investor shall no longer be deemed such if it files a statement on Schedule 13D pursuant to Rule 13d-1(a), 13d-1(e), 13d-1(f) or 13d-1(g) of the General Rules and Regulations under the Exchange Act as in effect at the time of the public announcement of the declaration of the Rights dividend with respect to the shares of Common Stock Beneficially Owned by such Person, and shall be deemed an Acquiring Person if it is the Beneficial Owner

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APPENDIX A

of 10% or more of the shares of Common Stock of the Company then outstanding at any point from the time it first files such a statement on Schedule 13D provided that if at such time such Person’s Beneficial Ownership is not less than 10%, then such Person shall have sixty (60) days from such time to reduce its Beneficial Ownership (together with all Affiliates and Associates of such Person) to below 10% of the shares of Common Stock of the Company before being deemed an “Acquiring Person” but shall be deemed an “Acquiring Person” if after reducing its Beneficial Ownership to below 10% it subsequently becomes the Beneficial Owner of 10% or more of the shares of Common Stock of the Company or if, prior to reducing its Beneficial Ownership to below 10%, it increases (or makes any offer or takes any other action that would increase) its Beneficial Ownership of the then-outstanding shares of Common Stock of the Company (other than as a result of an acquisition of shares of Common Stock by the Company) above the lowest Beneficial Ownership of such Person at any time during such 60-day period. Notwithstanding the foregoing, (i) no Person who is not a 13G Investor and who Beneficially Owns, each as of the time of the first public announcement of the declaration of the Rights dividend, 10% or more of the shares of Common Stock of the Company then outstanding and (ii) no Person who is a 13G Investor and who Beneficially Owns, each as of the time of the first public announcement of the declaration of the Rights dividend, 20% or more of the shares of Common Stock of the Company then outstanding, shall become an Acquiring Person unless such Person shall, after the time of the public announcement of the declaration of the Rights dividend, increase its Beneficial Ownership of the then-outstanding Common Stock (other than as a result of an acquisition of shares of Common Stock by the Company) to an amount equal to or greater than the greater of (x) 10% (in the case of a Person who is not then a 13G Investor) or 20% (in the case of a Person who is then a 13G Investor) or (y) the sum of (i) the lowest Beneficial Ownership of such Person as a percentage of the outstanding shares of Common Stock as of any time from and after the time of the public announcement of the declaration of the Rights dividend plus (ii) 0.001%. For the avoidance of doubt, for purposes of this Agreement any exercise, conversion, settlement, unwinding or other disposition of a derivative security, instrument or transaction referred to in Section 1(d)(iv) shall be deemed to be the disposition of the associated Derivative Common Shares that reduces the Beneficial Ownership of the Person that acquired the derivative security or instrument or that entered into the derivative transaction, and any acquisition of shares of Common Stock of the Company in connection with any such exercise, conversion, settlement, unwinding or other disposition shall be deemed to be the subsequent acquisition of Beneficial Ownership of additional shares of Common Stock of the Company. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition by the Company of Common Stock of the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 10% (20% in the case of a 13G Investor) or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 10% (20% in the case of a 13G Investor) or more of the shares of Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after public announcement of such share purchases by the Company, become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Common Stock of the Company, then such Person shall be deemed to be an “Acquiring Person.” Notwithstanding anything to the contrary provided in this Agreement, if (x) the Board of Directors of the Company determines at any time that a Person who would otherwise be an “Acquiring Person,” has become such without intending to become an “Acquiring Person,” and such Person divests as promptly as practicable (or within such period of time as the Board of Directors of the Company determines is reasonable) a sufficient number of shares of Common Stock of the Company (or, for the avoidance of doubt, with respect to any Derivative Common Shares, terminates the subject derivative transaction or transactions or disposes of the subject derivative security or securities) so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), or (y) a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, in the case of either (x) or (y) and unless and until the Board shall otherwise determine, such Person shall not be deemed to be or to have ever become an “Acquiring Person” for any purposes of this Agreement.

(b)      “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(c)      “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations (the “Rules”) under the Exchange Act, as in effect on the date of this Agreement; provided, however, that no Person who is a director or officer of the Company shall be deemed an Affiliate or an Associate of any other director or officer of the Company solely as a result of his or her position as director or officer of the Company.

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APPENDIX A

(d)      A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:

(i)       which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, Beneficially Owns (as determined pursuant to Rule 13d-3 of the Rules under the Exchange Act, as in effect on the date of this Agreement);

(ii)      which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has:

(A)      the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable immediately or only after the passage of time, compliance with regulatory requirements, satisfaction of one or more conditions (whether or not within the control of such Person) or otherwise) (1) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (2) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (3) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; or (4) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” or have “Beneficial Ownership” of, securities (w) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (x) issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event; (y) issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Sections 3(a), 11(i) or 22 hereof; or (z) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection therewith, if such agreement has been approved by the Board prior to there being an Acquiring Person; or

(B)     the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” or have “Beneficial Ownership” of, any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to a written proxy or consent solicitation statement filed with the Securities and Exchange Commission in accordance with the Rules of the Exchange Act and (2) is not also then reportable by such person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(C)      the right to dispose of pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary arrangements with and between underwriters and selling group members with respect to a bona fide public offering of securities); or

(iii)     which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in clause (B) of Section 1(d)(ii) hereof) or disposing of any securities of the Company; or

(iv)     that are the subject of a derivative transaction entered into by such Person or any of such Person’s Affiliates or Associates, including, for these purposes, any derivative security acquired by such Person or any of such Person’s Affiliates or Associates that gives such Person or any of such Person’s Affiliates or Associates the economic equivalent of ownership of an amount of securities due to the fact that the value of the derivative security is explicitly determined by reference to the price or value of such securities, or that provides such Person or any of such Person’s Affiliates or Associates an opportunity, directly or indirectly, to profit or to share in any profit

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APPENDIX A

derived from any change in the value of such securities, in any case without regard to whether (A) such derivative security conveys any voting rights in such securities to such Person or any of such Person’s Affiliates or Associates; (B) the derivative security is required to be, or capable of being, settled through delivery of such securities; or (C) such Person or any of such Person’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of such derivative security. In determining the number of shares of Common Stock of the Company that are Beneficially Owned by virtue of the operation of this Section 1(d)(iv), the subject Person will be deemed to Beneficially Own (without duplication) the notional or other number of shares of Common Stock of the Company that, pursuant to the documentation evidencing the derivative security, may be acquired upon the exercise or settlement of the applicable security or as the basis upon which the value or settlement amount of such security, or the opportunity of the holder of such derivative security to profit or share in any profit, is to be calculated, in whole or in part, and in any case (or if no such number of shares of Common Stock of the Company is specified in such documentation or otherwise) as determined by the Board in good faith to be the number of shares of Common Stock of the Company to which the derivative security relates. Such shares of Common Stock of the Company that are deemed so Beneficially Owned pursuant to the operation of this Section 1(d)(iv) shall be referred to herein as “Derivative Common Shares”;

provided, however, that (1) no Person engaged in business as an underwriter of securities shall be deemed the Beneficial Owner of any securities acquired through such Person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition and (2) no Person who is a director or an officer of the Company shall be deemed, as a result of his or her position as director or officer of the Company, the Beneficial Owner of any securities of the Company that are Beneficially Owned by any other director or officer of the Company.

For all purposes of this Agreement, any calculation of the number of shares of Common Stock of the Company outstanding at any particular time, including for purposes of determining the percentage of the outstanding shares of Common Stock of the Company of which any Person is the Beneficial Owner, shall include the number of shares of Common Stock of the Company not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement, but the number of shares of Common Stock of the Company not outstanding that such Person, together with all Affiliates and Associates of such Person, is otherwise deemed to Beneficially Own for purposes of this Agreement will not be deemed to be outstanding for the purpose of computing the percentage of outstanding shares of Common Stock of the Company Beneficially Owned by any other Person.

(e)      “Book Entry Shares” shall have the meaning set forth in Section 3(a).

(f)       “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g)      “Certificate of Incorporation” when used in reference to the Company shall mean the Amended and Restated Certificate of Incorporation of the Company filed with the Delaware Secretary of State on March 31, 2011, as the same may be amended from time to time.

(h)      “Close of Business” on any given date shall mean 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

(i)       “Common Stock” when used in reference to the Company shall mean the common stock, par value $0.01 per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed after the date hereof. “Common Stock” when used with reference to any Person other than the Company organized in corporate form shall mean (i) the capital stock or other equity interest of such Person with the greatest voting power, (ii) the equity securities or other equity interest having power to control or direct the management of such Person or (iii) if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which have issued any such outstanding capital stock, equity securities or equity interest. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including, without limitation,

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APPENDIX A

any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the general partner or partners.

(j)       “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(k)      “Current Exchange Value” shall mean the product of the closing price of a share of Common Stock of the Company on the date of the occurrence of an Exchange Determination (or the next Trading Day, if such date is not a Trading Day) multiplied by the number of shares of Common Stock of the Company for which the Right would otherwise be exchangeable (without regard to whether there were sufficient shares of Common Stock of the Company available therefor).

(l)       “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(m)    “Depositary Agent” shall have the meaning set forth in Section 7(c) hereof.

(n)      “Derivative Common Shares” shall have the meaning set forth in Section 1(d)(iv).

(o)      “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(p)      “Early Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(q)      “Exchange Date” shall have the meaning set forth in Section 7(a) hereof.

(r)       “Exchange Determination” shall have the meaning set forth in Section 24(a).

(s)      “Exempt Person” shall have the meaning set forth in the definition of “Acquiring Person.”

(t)       “Exercise Price” shall have the meaning set forth in Section 4(a) hereof.

(u)      “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(v)      “Fair Market Value” of any securities or other property shall be as determined in accordance with Section 11(d) hereof.

(w)     “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(x)      “Group” shall have the meaning set forth in clause (b) of the definition of “Person.”

(y)      “Person” shall mean (a) an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization, or any other association or entity including any successor (by merger or otherwise) thereof or thereto, and (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act.

(z)      “Preferred Stock” shall mean shares of Series B Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designations attached hereto as Exhibit A.

(aa)   “Preferred Stock Equivalents” shall have the meaning set forth in Section 11(b) hereof.

(bb)   “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(cc)    “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(dd)   “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(ee)   “Registered Common Stock” shall have the meaning set forth in Section 13(b) hereof.

(ff)     “Right Certificates” shall have the meaning set forth in Section 3(b) hereof.

(gg)   “Schedule 13G” shall have the meaning set forth in the definition of “Acquiring Person.”

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(hh)   “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(ii)      “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(jj)     “Section 13 Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(kk)   “Section 24 Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(ll)      “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(mm) “Stock Acquisition Date” shall mean the date of the first public announcement (which for purposes of this definition shall include, without limitation, the issuance of a press release or the filing of a publicly-available report or other document with the Securities and Exchange Commission or any other governmental agency) by the Company, acting pursuant to a resolution adopted by the Board of Directors of the Company, or by an Acquiring Person, subject in each case to the last paragraph of Section 1(a), that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors of the Company shall become aware of the existence of an Acquiring Person.

(nn)   “Stockholder Approval” shall mean the approval or ratification by the stockholders of the Company of this Agreement (as amended from time to time or as contemplated to be in effect following such Stockholder Approval) by the vote of a majority of the votes cast by the stockholders entitled to vote thereon at a duly held meeting of stockholders of the Company.

(oo)   “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity are at the time directly or indirectly Beneficially Owned or otherwise controlled by such Person either alone or together with one or more Affiliates of such Person.

(pp)   “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(qq)   “Summary of Rights” means a summary of this Agreement substantially in the form attached hereto as Exhibit C.

(rr)     “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(ss)    “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

(tt)     “Trust” shall have the meaning set forth in Section 24(b)(ii) hereof.

(uu)   “Trust Agreement” shall have the meaning set forth in Section 24(b)(ii) hereof.

(vv)    “13G Investor” shall have the meaning set forth in the definition of “Acquiring Person.”

(ww) The additional defined terms have the following meanings:

“Definitive Acquisition Agreement” shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding Common Stock of the Company and is with respect to (i) a share exchange, one-step merger, tender offer and second-step merger, consolidation, recapitalization, reorganization, business combination or similar transaction involving the Company, or (ii) the acquisition, directly or indirectly, of assets or earning power aggregating 50% or more of the consolidated assets or earning power of the Company and its Subsidiaries (taken as a whole).

“Exemption Date” shall have the meaning set forth in Section 23(d)(vi) hereof.

“Independent Board Members” shall mean those members of the Board that have been determined by the Board to be independent in accordance with the New York Stock Exchange listing standards.

“Outside Meeting Date” shall have the meaning set forth in Section 23(d)(vi) hereof.

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“Qualifying Offer” shall mean an offer determined by a majority of the Independent Board Members to have each of the following characteristics:

(i)       a fully financed, all cash tender offer for all of the outstanding shares of Common Stock, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer) at the same per share consideration;

(ii)      an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii)     an offer that is subject to only the minimum tender condition described in clause (vi) immediately below and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents or any Person being permitted any due diligence with respect to the books, records, management, accountants or other outside advisors of the Company;

(iv)     an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least ninety (90) Business Days and, if a Special Meeting is duly requested in accordance with Section 23(d), for at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) Business Days following receipt of the Special Meeting Demand in accordance with Section 23(d), for at least ten (10) Business Days following such ninety (90) Business Day period;

(v)      an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified in clause (iv) immediately above, the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty (20) Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) under the Exchange Act; provided, however, that such offer need not remain open, as a result of clause (iv) immediately above and this clause (v), beyond (A) the time that any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under clause (iv) immediately above and this clause (v) or (B) the expiration date, as such date may be extended by public announcement (with prompt written notice given by the Company to the Rights Agent) in compliance with Rule 14e-1 under the Exchange Act, of any other tender offer for the Common Stock with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder) or (C) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

(vi)     an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of Common Stock not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(vii)    an offer pursuant to which the Company has received an irrevocable written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second-step transaction whereby all Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(viii)  if the offer includes shares of common stock of the offeror, an offer pursuant to which the offeror shall permit representatives of the Company (including a nationally recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) to have access to such offeror’s books, records, management, accountants, financial advisors, counsel and any other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board to evaluate the offer and make an informed decision;

(ix)     an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Principal Executive Officer and Principal Financial Officer, acting in such capacities, that (A) all facts about the offeror that

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would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period;

(x)      if the offer includes non-cash consideration (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States entity, (B) such common stock must be freely tradable and listed or admitted to trading on either the New York Stock Exchange or the Nasdaq, (C) no stockholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval is required, such approval has already been obtained, (D) such issuer of such common stock has no other class of voting stock or other voting securities, and (E) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act, including the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer; and

(xi)     an offer that is otherwise in the best interests of the Company and its stockholders.

For the purposes of this definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (1) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, which conditions shall not include any requirements with respect to such financial institutions or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company, (2) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (3) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer and is reasonably satisfactory to the Board. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(d) shall no longer be applicable to such offer, provided that an Exemption Date shall not have already occurred with respect to such Qualifying Offer pursuant to Section 23(d).

“Qualifying Offer Resolution” shall have the meaning set forth in Section 23(d)(i) hereof.

“Special Meeting” shall have the meaning set forth in Section 23(d)(i) hereof.

“Special Meeting Demand” shall have the meaning set forth in Section 23(d)(i) hereof.

“Special Meeting Period” shall have the meaning set forth in Section 23(d)(iii) hereof.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine. The Company shall give ten (10) days’ prior written notice to the Rights Agent of the appointment of one or more Co-Rights Agents and the respective duties of the Rights Agent and any such Co-Rights Agents. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3. Issue of Right Certificates.

(a)      From the date hereof until the earlier of (i) the Close of Business on the tenth calendar day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or such later calendar day, if any, as the Board of Directors of the Company may determine in its sole discretion) after the date a tender or exchange offer by any Person, other than an Exempt Person, is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act, or any successor rule, if, upon consummation thereof, such Person would become an Acquiring Person, including any

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APPENDIX A

such date which is after the date of this Agreement and prior to the issuance of the Rights (the earliest of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for the Common Stock or Series A Preferred Stock, as applicable, of the Company registered in the names of the holders of the Common Stock or Series A Preferred Stock of the Company or, in the case of uncertificated shares of Common Stock or Series A Preferred Stock of the Company registered in book entry form (“Book Entry Shares”), by notation in book entry accounts reflecting the ownership of such shares (which certificates and notations, as applicable, will also be deemed to be certificates or notations for Rights), and not by separate certificates or notations, as applicable, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock or Series A Preferred Stock of the Company.

(b)      As soon as practicable after the Distribution Date, the Rights Agent will, at the Company’s expense send, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock or Series A Preferred Stock of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more certificates, in substantially the form of Exhibit B hereto (the “Right Certificates”), evidencing one Right for each share of Common Stock or 1,000 Rights for each share of Series A Preferred Stock of the Company so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock or 1,000 Rights for each share of Series A Preferred Stock of the Company has been made pursuant to Section 11(o) hereof, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) at the time of distribution of the Right Certificates, so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Close of Business on the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(c)      With respect to certificates for the Common Stock or Series A Preferred Stock of the Company and Book Entry Shares, as applicable, outstanding prior to the Close of Business on the Record Date, the Rights will be evidenced by such certificates for the Common Stock or Series A Preferred Stock of the Company or such Book Entry Shares on or until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), and the registered holders of the Common Stock or Series A Preferred Stock of the Company also shall be the registered holders of the associated Rights. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the transfer of any shares of Common Stock or Series A Preferred Stock of the Company (with or without a copy of the Summary of Rights) outstanding prior to the date of this Agreement shall also constitute the transfer of the Rights associated with the Common Stock or Series A Preferred Stock of the Company represented by such certificate or Book Entry Share.

(d)      Rights will be issued in respect of all shares of Common Stock or Series A Preferred Stock of the Company that are issued (whether as an original issuance or from the Company’s treasury or upon conversion of any shares of Series A Preferred Stock into Common Stock) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates for the Common Stock or Series A Preferred Stock of the Company issued after the Record Date, but prior to the earlier of the Distribution Date or the Expiration Date, shall be deemed also to be certificates for Rights, and shall bear a legend, substantially in the form set forth below:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Stockholder Rights Agreement between WisdomTree, Inc. and Continental Stock Transfer & Trust Company (or any successor thereto), as Rights Agent, dated as of March 17, 2023, as amended, restated, renewed, supplemented or extended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of WisdomTree, Inc. and the stock transfer administration office of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. WisdomTree, Inc. may redeem the Rights at a redemption price of $0.01 per Right, subject to adjustment, under the terms of the Rights Agreement. WisdomTree, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to or held by Acquiring Persons or any Affiliates or Associates thereof (as defined in the Rights Agreement), and any subsequent holder of such Rights, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification, if any, to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

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With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates for shares of Common Stock or Series A Preferred Stock of the Company or Book Entry Shares, as applicable, containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, (i) the Rights associated with the shares of Common Stock or Series A Preferred Stock of the Company represented by such certificates or Book Entry Shares will be evidenced solely by such certificates or Book Entry Shares, (ii) the registered holders of shares of Common Stock or Series A Preferred Stock of the Company will also be the registered holders of the associated Rights and (iii) the surrender for transfer of any such certificates or Book Entry Shares (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with the shares of Common Stock or Series A Preferred Stock of the Company represented thereby. Notwithstanding this Section 3(d), the omission of the legend required hereby, the inclusion of a legend that makes reference to a rights agreement other than this Agreement or the failure to provide notice thereof will not affect the enforceability of any part of this Agreement or the rights of any holder of Rights.

(e)      In the event that the Company purchases or otherwise acquires any shares of Common Stock or Series A Preferred Stock of the Company after the Record Date but prior to the Distribution Date (including, without limitation, upon conversion of any shares of Series A Preferred Stock into shares of Common Stock), any Rights associated with such Common Stock or Series A Preferred Stock of the Company shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock or Series A Preferred Stock of the Company which are no longer outstanding. The failure to print the legend referred to in Section 3(d) on any such certificate representing Common Stock of the Company or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

(f)       The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date.

Section 4. Form of Right Certificates.

(a)      The Right Certificates (and the forms of election to purchase shares and of assignment and certificate to be printed on the reverse thereof) shall each be substantially in the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to customary usage. The Right Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Section 11 and Section 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Record Date, shall show the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (the “Exercise Price”), but the number of such shares and the Exercise Price shall be subject to adjustment as provided herein.

(b)      Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock or Series A Preferred Stock of the Company associated with such Rights or the Company or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance

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APPENDIX A

of Section 7(e) hereof, and any Right Certificate issued pursuant to Section 6, Section 11 or Section 22 upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void under certain circumstances as specified in Section 7(e) of the Rights Agreement.

The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended. The failure to print the foregoing legend on any such Right Certificate or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

(c)      Notwithstanding anything to the contrary in this Agreement, the Company and the Rights Agent may at any time and to the extent deemed necessary, desirable or appropriate, including before or after the Distribution Date, amend this Agreement without the consent of any holder of Rights to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.

Section 5. Countersignature and Registration.

(a)      The Right Certificates shall be executed on behalf of the Company by its Chair or Vice Chair of the Board of Directors, its Chief Executive Officer, President or any Vice President and by its Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary, either manually or by electronic signature, and shall have affixed thereto the Company’s seal which shall be attested to by the Secretary or any Assistant Secretary of the Company, either manually or by electronic signature. The Right Certificates shall be countersigned, either manually or by electronic signature, by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned, and such countersignature upon any Right Certificate shall be conclusive evidence, and the only evidence, that such Right Certificate has been duly countersigned as required hereunder. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b)      Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices designated as the appropriate place for surrender of Right Certificates upon exercise or transfer, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)      Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock of the Company, cash, property, debt securities, Preferred Stock or any combination thereof, including any such securities, cash or property following a Section 13 Event) as the Right Certificate or Certificates surrendered then entitled such holder to purchase and at the same Exercise Price. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Certificates to be transferred, split up, combined or exchanged,

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with the form of assignment and certificate duly executed, at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates, as the case may be, as so requested. The Company may require payment by the registered holder of a Right Certificate, of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

(b)      Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate, if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a)      Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Exercise Price for the total number of one ten-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercised, at or prior to the earliest of (i) the Close of Business on March 16, 2024 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof (the “Exchange Date”), or (iv) the Close of Business on the first day after the Company’s 2023 meeting of stockholders (including any adjournments or postponement thereof) if Stockholder Approval has not been obtained on or prior to such date (the “Early Expiration Date”) (the earliest of (i), (ii), (iii), or (iv) being herein referred to as the “Expiration Date”). Except as set forth in Section 7(e) hereof and notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock or Series A Preferred Stock of the Company may exercise all of the rights of a registered holder of a Right Certificate with respect to the Rights associated with such shares of Common Stock or Series A Preferred Stock of the Company in accordance with the provisions of this Agreement, as of the date such Person becomes a record holder of shares of Common Stock or Series A Preferred Stock of the Company.

(b)      The Exercise Price for each one ten-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $32.00. The Exercise Price shall be subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c) below.

(c)      As promptly as practicable following the Distribution Date, the Company shall deposit with a corporation, trust, bank or similar institution in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by a federal or state authority (such institution is hereinafter referred to as the “Depositary Agent”), certificates representing the shares of Preferred Stock that may be acquired upon exercise of the Rights and the Company shall cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Preferred Stock so deposited. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly executed, accompanied by payment of the Exercise Price for the shares to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) by certified check or bank draft payable to the order of the Company or by money order, the Rights Agent shall, subject to Section 20(k) and Section 14(b) hereof, thereupon promptly (i) requisition from the Depositary Agent (or make available, if the Rights Agent is the Depositary Agent) depositary receipts or certificates for the number of

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one ten-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes the Depositary Agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt of each certificate or depositary receipts promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities (including Common Stock of the Company) of the Company, pay cash or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. The payment of the Exercise Price may be made by certified or bank check payable to the order of the Company, or by money order or wire transfer of immediately available funds to the account of the Company (provided that notice of such wire transfer shall be given by the holder of the related Right to the Rights Agent).

(d)      In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)      Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event or Section 13 Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company, or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any Affiliates or Associates of an Acquiring Person or any transferee of any of them hereunder.

(f)       Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Right Certificates cancelled or destroyed by the Rights Agent.

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Section 9. Reservation and Availability of Preferred Stock.

(a)      The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any authorized and issued shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding and exercisable Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock issuable upon exercise of all outstanding Rights in excess of the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b)      The Company shall use its reasonable best efforts to cause, from and after such time as the Rights become exercisable, all shares of Preferred Stock issued or reserved for issuance to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Common Stock of the Company is listed or, if the principal market for the Common Stock of the Company is not on any national securities exchange, to be eligible for quotation on such system as the Common Stock is then quoted.

(c)      The Company shall use its reasonable best efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities or (B) the Expiration Date. The Company will also take such action as may be appropriate under, and which will ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date determined in accordance with the provisions of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

(d)      The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon the exercise of the Rights shall, at the time of delivery of the certificates or depositary receipts for such shares (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e)      The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any certificates for shares of Preferred Stock and/or other property upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates or the issuance or delivery of other securities or property to a person other than, or in respect of the issuance or delivery of securities or other property in a name other than that of, the registered holder of the Right Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for securities or other property in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock or other securities (including any fraction of a share of Preferred Stock or such other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock or such other securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes)

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was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Stock or such other securities, as applicable, are closed, such person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open; and further provided, however, that if delivery of shares of Preferred Stock or such other securities is delayed pursuant to Section 9(c), such Person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities only when such shares or such other securities first become deliverable. Prior to the exercise of the Right evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)      (i)      In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Preferred Stock (including any such reclassification or recapitalization in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Exercise Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of shares of capital stock issuable on such date or at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of a Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)      Subject to the provisions of Section 24 hereof, in the event any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then, promptly following any such occurrence (a “Section 11(a)(ii) Event”), proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one ten-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Exercise Price by the then number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and dividing that product by (y) 50% of the Fair Market Value per share of Common Stock of the Company (determined pursuant to Section 11(d)) on the date of the occurrence of a Section 11(a)(ii) Event (such number of shares being referred to as the “Adjustment Shares”).

(iii)     In lieu of issuing any shares of Common Stock of the Company in accordance with Section 11(a)(ii) hereof, the Company, acting by or pursuant to a resolution of the Board of Directors of the Company, may, and in the event that the number of shares of Common Stock of the Company which are authorized by the Company’s Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company, acting by or pursuant to a resolution of the Board of Directors of the Company, shall: (A) determine the excess of (X) the Fair Market Value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (Y) the Exercise Price attributable to each Right (such excess being referred to as the “Spread”) and (B) with respect to

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all or a portion of each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Exercise Price, (1) Common Stock of the Company or equity securities, if any, of the Company other than Common Stock of the Company (including, without limitation, shares, or units of shares, of Preferred Stock that the Board of Directors of the Company has determined to have the same value as shares of Common Stock of the Company (such shares of Preferred Stock being referred to herein as “Common Stock Equivalents”)), (2) cash, (3) a reduction in the Exercise Price, (4) Preferred Stock Equivalents which the Board of Directors of the Company has deemed to have the same value as shares of Common Stock of the Company, (5) debt securities of the Company, (6) other assets or securities of the Company or (7) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company after receiving the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock of the Company (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock of the Company could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, being referred to herein as the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock of the Company and of the Preferred Stock shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per share of the Common Stock of the Company and the Preferred Stock, respectively, on the Section 11(a)(ii) Trigger Date, the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock of the Company on such date and the value of any Preferred Stock Equivalent shall be deemed to have the same value as the Preferred Stock on such date.

(b)      If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same or more favorable rights, privileges and preferences as the shares of Preferred Stock (“Preferred Stock Equivalents”)) or securities convertible into Preferred Stock or Preferred Stock Equivalents at a price per share of Preferred Stock or per share of Preferred Stock Equivalents (or having a conversion price per share, if a security convertible into Preferred Stock or Preferred Stock Equivalents) less than the Fair Market Value (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Preferred Stock Equivalents to be offered (and the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Fair Market Value and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and Preferred Stock Equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be the Fair Market Value thereof determined in accordance with

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Section 11(d) hereof. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c)      If the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or convertible securities, subscription rights or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per one ten-thousandth of a share of Preferred Stock on such record date, less the Fair Market Value (as determined pursuant to Section 11(d) hereof) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such convertible securities, subscription rights or warrants applicable to one ten-thousandth of a share of Preferred Stock and the denominator of which shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per one ten-thousandth of a share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would be in effect if such record date had not been fixed.

(d)      For the purpose of this Agreement, the “Fair Market Value” of any share of Preferred Stock, Common Stock or any other stock or any Right or other security or any other property shall be determined as provided in this Section 11(d).

(i)       In the case of a publicly-traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Fair Market Value per share of any share of stock is determined during a period following the announcement by the issuer of such stock of (x) a dividend or distribution on such stock payable in shares of such stock or securities convertible into shares of such stock or (y) any subdivision, combination or reclassification of such stock, and prior to the expiration of the 30 Trading Day period after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Fair Market Value shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by the OTC Bulletin Board, the Pink Sheets or such other system then in use; or, if on any such date no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors of the Company. If on any such date no market maker is making a market in such security, the Fair Market Value of such security on such date shall be determined reasonably and with utmost good faith to the holders of the Rights by the Board of Directors of the Company; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such security on such date shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. The term “Trading Day” shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day.

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(ii)      If a security is not publicly held or not so listed or traded, “Fair Market Value” shall mean the fair value per share of stock or per other unit of such security, determined reasonably and in good faith to the holders of the Rights by the Board of Directors of the Company; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such security on such date shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights; provided, however, that for the purposes of making any adjustment provided for by Section 11(a)(ii) hereof, the Fair Market Value of a share of Preferred Stock shall not be less than the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple (as both of such terms are defined in the Certificate of Designations attached as Exhibit A hereto) applicable to the Preferred Stock and shall not exceed 105% of the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple applicable to the Preferred Stock.

(iii)     In the case of property other than securities, the Fair Market Value thereof shall be determined reasonably and in good faith to the holders of Rights by the Board of Directors of the Company; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such property on such date shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company, which determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of the Rights.

(e)      Anything herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-millionth of a share of Common Stock of the Company or hundred-millionth of a share of Preferred Stock, as the case may be, or to such other figure as the Board of Directors of the Company may deem appropriate. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

(f)       If as a result of any provision of Section 11(a) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (d), (e), (g) through (k) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)      All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one ten-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)      Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest hundred-millionth) as the Board of Directors of the Company determines is appropriate to preserve the economic value of the Rights, including, by way of example, that number obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Preferred Stock for which a Right may be exercisable immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i)       The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the

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number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-millionth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)       Irrespective of any adjustment or change in the Exercise Price or the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed in the initial Right Certificates issued hereunder without prejudice to any adjustment or change.

(k)      Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Exercise Price.

(l)       In any case in which this Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the Fair Market Value, issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock, shall not be taxable to such stockholders.

(n)      The Company covenants and agrees that it shall not, at any time after the Distribution Date and so long as the Rights have not been redeemed pursuant to Section 23 hereof or exchanged pursuant to Section 24 hereof, (i) consolidate with (other than a Subsidiary of the Company in a transaction that complies with the proviso at the end of this sentence), (ii) merge with or into, or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries taken as a whole, to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with the proviso at the end of this sentence)

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if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments outstanding or agreements or arrangements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale the stockholders of a Person who constitutes, or would constitute, the “Principal Party” for the purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates; provided, however, that, subject to the following sentence, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, or merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company. The Company further covenants and agrees that after the Distribution Date it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(o)      Notwithstanding anything in this Agreement to the contrary, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision, combination or consolidation of the outstanding shares of Common Stock of the Company (by reclassification or otherwise than by payment of dividends in shares of Common Stock of the Company) into a greater or lesser number of shares of Common Stock of the Company, then in any such case (A) the number of one ten-thousandths of a share of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one ten-thousandths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock of the Company outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock of the Company outstanding immediately after such event, and (B) each share of Common Stock of the Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock of the Company outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

(p)      The exercise of Rights under Section 11(a)(ii) shall only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and, unless expressly provided to the contrary elsewhere in this Agreement, such exercise shall not otherwise affect the rights of holders of Right Certificates under this Rights Agreement, including rights to purchase securities of the Principal Party following a Section 13 Event which has occurred or may thereafter occur, as set forth in Section 13 hereof. Upon exercise of a Right Certificate under Section 11(a)(ii), the Rights Agent shall return such Right Certificate duly marked to indicate that such exercise has occurred.

Section 12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock and Series A Preferred Stock of the Company a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock or Series A Preferred Stock of the Company or Book Entry Shares, as applicable) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment contained therein and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a)      In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which is not prohibited by Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and,

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APPENDIX A

in connection with such merger, all or part of the shares of Common Stock of the Company shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions, each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall have the right to receive, upon the exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid and nonassessable shares of freely tradable Common Stock of the Principal Party (as hereinafter defined in Section 13(b)), free and clear of rights of call or first refusal, liens, encumbrances, transfer restrictions or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) or 11(a)(iii) hereof), and dividing that product by (2) 50% of the Fair Market Value (determined pursuant to Section 11(d) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale, mortgage or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this Section 13(a) and the making of payments in cash and/or other securities in accordance with Section 11(a)(iii) hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights.

(b)      “Principal Party” shall mean:

(i)       in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), and if no securities are so issued, the Person that is the other party to the merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and

(ii)      in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d));

provided, however, that in any such case described in clauses (i) or (ii) of Section 13(b) hereof, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act (“Registered Common Stock”) or such Person is not a corporation, and such Person is a direct or indirect Subsidiary or Affiliate of another Person who has Registered Common Stock outstanding, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Stock outstanding, “Principal Party” shall refer to the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and (4) if the Common Stock of such Person is not Registered Common

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Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders’ equity or, if no such ultimate parent entity is a corporation, “Principal Party” shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

(c)      The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto (x) the Principal Party shall have a sufficient number of authorized shares of its Common Stock, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13, and (y) the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and (b) and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Principal Party at its own expense will:

(i)       prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, cause such registration statement to become effective as soon as practicable after such filing and cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the Expiration Date;

(ii)      qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

(iii)     list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for listing on an automated quotation system or such other system on which the Common Stock of the Company is then traded; and

(iv)     deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d)      In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its certificate of incorporation or By-Laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current Fair Market Value (determined pursuant to Section 11(d)) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such Fair Market Value, or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

Section 14. Fractional Rights and Fractional Shares.

(a)      The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Right Certificates which evidence fractional Rights. If the Company elects not to issue such fractional Rights, the Company shall pay, in lieu of such fractional Rights, to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right, as determined pursuant to Section 11(d) hereof.

(b)      The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one

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APPENDIX A

ten-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Fair Market Value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the Fair Market Value of one ten-thousandth of a share of Preferred Stock shall be determined pursuant to Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise.

(c)      The holder of a Right by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Sections 18 and 20 hereof, are vested in the respective registered holders of the Right Certificates (or, prior to the Distribution Date, the registered holders of the Common Stock or Series A Preferred Stock of the Company); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock or Series A Preferred Stock of the Company), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock or Series A Preferred Stock of the Company), may, in such registered holder’s own behalf and for such registered holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his or her right to exercise the Right evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred by them in any action to enforce the provisions of this Agreement.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)      prior to the Distribution Date, each Right will be transferable only simultaneously and together with the transfer of shares of Common Stock or Series A Preferred Stock of the Company;

(b)      after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

(c)      subject to Sections 6(a) and 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Right Certificate (or, prior to the Distribution Date, the associated certificate representing Common Stock or Series A Preferred Stock of the Company or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate representing Common Stock or Series A Preferred Stock of the Company or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and, subject to the last sentence of Section 7(e), neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)      notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as the result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligations; provided, however, that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

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Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a)      The Company agrees to pay to the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and attorney fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18(a) shall survive the expiration of the Rights and the termination of this Agreement.

(b)      The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate representing Common Stock or Series A Preferred Stock of the Company (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership), Preferred Stock, or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it in good faith and without negligence to be genuine and to be signed and executed by the proper Person or Persons.

(c)      The Rights Agent shall not be liable for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a)      Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)      In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

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Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)      The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)      Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “Fair Market Value”) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chair of the Board of Directors, a Vice Chair of the Board of Directors, the Chief Executive Officer, the President, a Vice President, the Treasurer, any Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)      The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d)      The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)      The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e) hereof) or any adjustment required under the provisions of Sections 11, 13 or 23(c) hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment furnished in accordance with Section 12 hereof), nor shall it be responsible for any determination by the Board of Directors of the Company of the Fair Market Value of the Rights or Preferred Stock pursuant to the provisions hereof; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock of the Company or Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether or not any shares of Common Stock of the Company or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)       The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)      The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person believed by the Rights Agent to be the Chair of the Board of Directors, any Vice Chair of the Board of Directors, the Chief Executive Officer, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer

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of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h)      The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)       The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

(j)       No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)      If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) or clause (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company by first class mail, provided, however, that in the event the transfer agency relationship in effect between the Company and the Rights Agent with respect to the Common Stock or Series A Preferred Stock of the Company terminates, the Rights Agent will be deemed to have resigned automatically on the effective date of such termination. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause), effective immediately or on a specified date, by written notice given to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Series A Preferred Stock of the Company and Preferred Stock, and by giving notice to the holders of the Right Certificates by any means reasonably determined by the Company to inform such holders of such removal (including, without limitation, by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his or her Right Certificate for inspection by the Company), then the incumbent Rights Agent or the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States, the State of Delaware or the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Delaware or the State of New York), in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $10,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Series A Preferred Stock of the Company and the Preferred Stock, and give notice to the holders of the Right Certificates by any means reasonably determined by the Company to inform such holders of such appointment

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APPENDIX A

(including, without limitation, by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock or Series A Preferred Stock of the Company following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock or Series A Preferred Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustments shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption; Exemption of a Qualifying Offer.

(a)      The Board of Directors of the Company may, at its option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock dividend declared or paid, any subdivision or combination of the outstanding shares of Common Stock of the Company or any similar event occurring after the date of this Agreement (such redemption price, as adjusted from time to time, being hereinafter referred to as the “Redemption Price”). The Rights may be redeemed only until the earlier to occur of (i) the time at which any Person becomes an Acquiring Person or (ii) the Final Expiration Date.

(b)      Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights in accordance with Section 23 hereof, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors of the Company ordering the redemption of the Rights in accordance with Section 23 hereof, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock or Series A Preferred Stock of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or Section 24 hereof or in connection with the purchase or other acquisition of shares of Common Stock or Series A Preferred Stock of the Company prior to the Distribution Date (including, without limitation, upon conversion of shares of Series A Preferred Stock into shares of Common Stock).

(c)      The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock of the Company (based on the Fair Market Value of the Common Stock of the Company as of the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors of the Company.

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(d)      Exempting a Qualifying Offer from this Agreement.

(i)       In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders by the end of the ninetieth (90th) Business Day following the commencement, within the meaning of Rule 14d-2(a) under the Exchange Act, of such Qualifying Offer, for the purpose of voting on whether to exempt such Qualifying Offer from the terms of this Agreement, provided that such Qualifying Offer has not been terminated and continues to be a Qualifying Offer, holders of record (or their duly authorized proxy) of at least ten percent (10%) of the Common Stock then outstanding (excluding Common Stock Beneficially Owned by the offeror and the offeror’s Affiliates and Associates) may submit to the Board, not earlier than ninety (90) Business Days nor later than one hundred twenty (120) Business Days following the commencement, within the meaning of Rule 14d-2(a) under the Exchange Act, of such Qualifying Offer a written demand complying with the terms of this Section 23(d) (the “Special Meeting Demand”) directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the exemption of such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”).

(ii)      A Special Meeting Demand shall be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the names and addresses of such stockholders, as they appear on the Company’s books and records, (y) the number of Common Stock which are owned of record by each of such stockholders, and (z) in the case of the Common Stock that are Beneficially Owned by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such Beneficial Owner and attaching evidence thereof. For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the ninetieth (90th) Business Day following commencement, within the meaning of Rule 14d-2(a) under the Exchange Act, of a Qualifying Offer.

(iii)     In the event that the Board receives a Special Meeting Demand complying with the provisions of this Section 23(d), the Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be submitted to a vote of stockholders at a Special Meeting by including a proposal relating to the adoption of the Qualifying Offer Resolution in the proxy materials of the Company for the Special Meeting. Such Special Meeting shall be convened within ninety (90) Business Days following the Special Meeting Demand (the “Special Meeting Period”); provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement conditioned on the approval by holders of a majority of the outstanding Common Stock, the Special Meeting Period may be extended by the Board (and any special meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement.

(iv)     The Board shall set a date for determining the stockholders of record entitled to notice of and to vote at the Special Meeting in accordance with the Company’s Certificate of Incorporation, By-laws and applicable law.

(v)      Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. Notwithstanding anything to the contrary contained in this Agreement, if the Board determines that it is in the best interests of stockholders to seek an alternative transaction so as to obtain greater value for stockholders than that provided by any Qualifying Offer, the Company shall be entitled to include information relating to such alternative transaction in the proxy soliciting material prepared by it in connection with the Special Meeting.

(vi)     In the event that the Qualifying Offer continues to be a Qualifying Offer and either (A) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”), or (B) if, at the Special Meeting at which a quorum is present, a majority of the Common Stock outstanding and entitled to vote as of the record date for the Special Meeting selected by the Board, not giving effect to any affirmative votes cast by the offeror or any of its Affiliates or Associates, shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth (10th) Business Day after

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APPENDIX A

(A) the Outside Meeting Date or (B) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”).

(vii)    Immediately upon the Close of Business on the Exemption Date, if any, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate.

(viii)  The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Exemption Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Exemption Date has not occurred.

(ix)     Notwithstanding anything herein to the contrary, no action or vote by stockholders not in compliance with the provisions of this Section 23(d) shall serve to exempt any offer from the terms of this Agreement.

(x)      Nothing in this Section 23(d) shall be construed as limiting or prohibiting the Company or any offeror from proposing or engaging in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding-up of the Company, or any other business combination or other transaction, or any other action by the Company or such offeror; provided, however, that the holders of Rights shall have the rights set forth in this Agreement with respect to any such acquisition, disposition, transfer, merger, consolidation, sale, liquidation, dissolution, winding-up, business combination, transaction or action.

Section 24. Exchange.

(a)      The Board of Directors of the Company may, at its option, at any time on or after the occurrence of a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock of the Company at an exchange ratio of one share of Common Stock of the Company per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Section 24 Exchange Ratio” and such determination by the Board of Directors of the Company, an “Exchange Determination”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect an Exchange Determination at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock of the Company.

(b)      (i)      Immediately following an Exchange Determination and without any further action and without any notice, the right to exercise such Rights pursuant to Section 11(a)(ii) shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock of the Company equal to the number of such Rights held by such holder multiplied by the Section 24 Exchange Ratio. The Company shall promptly give notice of any such exchange in accordance with Section 26 hereof and shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock of the Company (or other consideration) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(ii)      The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company, in its sole discretion, may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to Section 24(a), the Board of Directors of the Company may direct the Company to enter into a trust agreement in such form and with such terms as the Board of Directors of the Company approves (the “Trust Agreement”). If the Board of Directors of the Company so directs, then the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common

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APPENDIX A

Stock of the Company (or other consideration) issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares of Common Stock of the Company (or other consideration) are issued or paid to the Trust, all stockholders then entitled to receive shares of Common Stock of the Company (or other consideration) pursuant to the exchange will be entitled to receive such shares or consideration (and any dividends or distributions made thereon after the date on which such shares or consideration are deposited into the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(c)      Following an Exchange Determination, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any shares of Common Stock of the Company (or other consideration) issuable or payable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require, or cause the trustee of the Trust to require, as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person or any transferee of an Acquiring Person or any Affiliate or Associate of such transferee or any nominee of any of the foregoing) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any shares of Common Stock of the Company (or other consideration) issued at the direction of the Board of Directors of the Company in connection with the exchange will be duly and validly authorized and issued and fully paid and nonassessable, and the Company will be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares of Common Stock of the Company (or other consideration) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality or validity of the action taken by the Board of Directors of the Company or of such exchange.

(d)      In the event that there are not sufficient shares of Common Stock of the Company issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), then the Company will either take such action as may be necessary to authorize additional shares of Common Stock of the Company for issuance upon exchange of the Rights or, alternatively, at the option of the Board of Directors, with respect to each Right (i) pay cash in an amount equal to the Current Exchange Value in lieu of issuing shares of Common Stock of the Company in exchange therefor; (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing shares of Common Stock of the Company in exchange for each such Right, where the value of such securities will be determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company, which determination shall be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, shares of Common Stock of the Company, Preferred Stock, Preferred Stock Equivalents or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(d), then the Board of Directors of the Company may temporarily suspend the exercisability of the Rights for a period of up to one hundred and twenty (120) days following the date on which the Exchange Determination has occurred in order to seek any authorization of additional shares of Common Stock of the Company or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.

(e)      The Company shall not be required to issue fractions of Common Stock of the Company or to distribute certificates which evidence fractional shares of Common Stock of the Company. If the Company elects not to issue such fractional shares of Common Stock of the Company, the Company shall pay, in lieu of such fractional shares of Common Stock of the Company, to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock of the Company would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value

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APPENDIX A

of a whole share of Common Stock of the Company. For the purposes of this paragraph (e), the Fair Market Value of a whole share of Common Stock of the Company shall be the closing price of a share of Common Stock of the Company (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of the Exchange Determination.

Section 25. Notice of Certain Events.

(a)      In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with, or to effect any sale, mortgage or other transfer (or to permit one or more of its Subsidiaries to effect any sale, mortgage or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in one or more transactions each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock of the Company payable in Common Stock of the Company or to effect a subdivision, combination or consolidation of the Common Stock of the Company (by reclassification or otherwise than by payment of dividends in Common Stock of the Company) then in each such case, the Company shall give to each holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, whichever shall be the earlier; provided, however, no such notice shall be required pursuant to this Section 25 as a result of any Subsidiary of the Company effecting a consolidation or merger with or into, or effecting a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company in a manner not inconsistent with the provisions of this Agreement.

(b)      In case any Section 11(a)(ii) Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each registered holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, by email (with confirmation of transmission) or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Rights Agent) as follows:

WisdomTree, Inc.
250 West 34th Street
3rd Floor
New York, NY 10119
Email: legalnotice@wisdomtree.com

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APPENDIX A

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, by email (with confirmation of transmission) or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: Client Administration

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing shares of Common Stock or Series A Preferred Stock of the Company or Book Entry Shares, as applicable) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Prior to the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Board of Directors of the Company so directs, supplement or amend any provision of this Agreement as the Board of Directors of the Company may deem necessary or desirable without the approval of any holders of certificates representing shares of Common Stock or Series A Preferred Stock of the Company. From and after the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Board of Directors of the Company so directs, supplement or amend this Agreement without the approval of any holder of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereof in any manner which the Board of Directors of the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person); provided, however, that from and after the occurrence of a Section 11(a)(ii) Event this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and the benefits to, the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person). Upon the delivery of such certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, and any failure of the Rights Agent to so execute such supplement or amendment shall not affect the validity of the actions taken by the Board of Directors of the Company pursuant to this Section 27. Prior to the occurrence of a Section 11(a)(ii) Event, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock or Series A Preferred Stock of the Company. Notwithstanding any other provision hereof, the Rights Agent’s consent must be obtained regarding any amendment or supplement pursuant to this Section 27 which alters the Rights Agent’s rights or duties.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations and computations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject any member of the Board of Directors to any liability to the holders of the Rights or to any other person.

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Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock or Series A Preferred Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock or Series A Preferred Stock of the Company).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from the Agreement would adversely affect the purpose or effect of the Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.

Section 32. Governing Law. This Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and to be performed entirely within such State. The courts of the State of Delaware and of the United States of America located in the State of Delaware (the “Delaware Courts”) shall have exclusive jurisdiction over any litigation arising out of or relating to this Agreement and the transactions contemplated hereby, and any Person commencing or otherwise involved in any such litigation shall waive any objection to the laying of venue of such litigation in the Delaware Courts and shall not plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum. Notwithstanding the foregoing, all provisions regarding the rights, duties, and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, neither the Company nor the Rights Agent shall be liable for any delay or failure in performance resulting directly from any act or event beyond its reasonable control and without the fault or gross negligence of the delayed or non-performing party that causes a sudden, substantial or widespread disruption in business activities, including, without limitation, fire, flood, natural disaster or act of God, epidemic, pandemic, strike or other industrial disturbance, war (declared or undeclared), embargo, blockade, legal restriction, riot, insurrection, act of terrorism, disruption in transportation, communications, electric power or other utilities, or other vital infrastructure or any means of disrupting or damaging internet or other computer networks or facilities (each, a “Force Majeure Condition”); provided that such delayed or non-performing party shall use reasonable commercial efforts to resume performance as soon as practicable. If any Force Majeure Condition occurs, the party delayed or unable to perform shall give prompt written notice to the other party, stating the nature of the Force Majeure Condition and any action being taken to avoid or minimize its effect.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an instrument under seal, all as of the day and year first above written.

WISDOMTREE, INC.
By:	/s/ Jonathan Steinberg
Name: Jonathan Steinberg
Title: Chief Executive Officer
Continental Stock Transfer & Trust Company, as Rights Agent
By:	/s/ Henry Farrell
Name: Henry Farrell
Title: Vice President

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APPENDIX A

Exhibit A

Certificate of Designations of Series B
Junior Participating Cumulative Preferred
Stock of WisdomTree, Inc.

WISDOMTREE, INC. a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof,

DOES HEREBY CERTIFY:

Pursuant to the authority conferred upon the Board of Directors by the Corporation’s Amended and Restated Certificate of Incorporation, as amended from time to time (the “Certificate of Incorporation”), and Section 151(g) of the General Corporation Law of the State of Delaware, on March 17, 2023, the Board of Directors adopted the following resolution determining it desirable and in the best interests of the Corporation and its stockholders for the Corporation to create a series of 40,000 shares of preferred stock designated as “Series B Junior Participating Cumulative Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation, in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series B Junior Participating Cumulative Preferred Stock

Section 1. Designation and Amount. There shall be a series of preferred stock that shall be designated as “Series B Junior Participating Cumulative Preferred Stock” (the “Series B Preferred Stock”), and the number of shares constituting such series shall be 40,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

Section 2. Dividends and Distributions.

(A)      (i) Subject to the rights of the holders of any shares of any class or series of preferred stock (or any similar stock) ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of shares of common stock and of any other class or series of stock ranking junior to the Series B Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provisions for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the common stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. The multiple of cash and non-cash dividends declared on the common stock to which holders of the Series B Preferred Stock are entitled, which shall be 10,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter

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APPENDIX A

referred to as the “Dividend Multiple.” In the event the Corporation shall at any time after March 17, 2023 (the “Rights Declaration Date”) (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series B Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(ii)      Notwithstanding anything else contained in this paragraph (A), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series B Preferred Stock as provided in this paragraph (A) immediately after it declares a dividend or distribution on the common stock (other than a dividend payable in shares of common stock); provided that, in the event no dividend or distribution shall have been declared on the common stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(B)     Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

Section 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series B Preferred Stock shall have the following voting rights:

(A)      Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series B Preferred Stock is entitled to cast, which shall initially be 10,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Vote Multiple.” In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series B Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(B)     Except as otherwise provided herein or by law, the holders of shares of Series B Preferred Stock and the holders of shares of common stock and the holders of shares of any other capital stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

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APPENDIX A

(C)      (i) Whenever, at any time or times, dividends payable on any shares of Series B Preferred Stock shall be in arrears in an amount equal to at least six full quarterly dividends (whether or not declared and whether or not consecutive), the holders of record of the outstanding shares of Series B Preferred Stock shall have the exclusive right, voting separately as a single class, to elect two directors of the Corporation at a special meeting of stockholders of the Corporation or at the Corporation’s next annual meeting of stockholders, and at each subsequent annual meeting of stockholders, as provided below.

(ii)      Upon the vesting of such right of the holders of shares of Series B Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of the outstanding shares of Series B Preferred Stock as hereinafter set forth. A special meeting of the stockholders of the Corporation then entitled to vote shall be called by the Chair of the Board of Directors, Chief Executive Officer or the President of the Corporation, if requested in writing by the holders of record of not less than 5% of the shares of Series B Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders of the Corporation, the holders of the shares of Series B Preferred Stock shall elect, voting as above provided, two directors of the Corporation to fill the aforesaid vacancies created by the automatic increase in the number of members of the Board of Directors. At any and all such meetings for such election, the holders of a majority of the outstanding shares of Series B Preferred Stock shall be necessary to constitute a quorum for such election, whether present in person or proxy, and such two directors shall be elected by the vote of at least a majority of the shares of Series B Preferred Stock held by such stockholders present or represented at the meeting, the holders of Series B Preferred Stock being entitled to cast a number of votes per share of Series B Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall not be a member of a class of the Board of Directors of the Corporation (if any), but shall serve until the next annual meeting of stockholders for the election of directors, or until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the provisions of this Section 3(C). Any director elected by holders of shares of Series B Preferred Stock pursuant to this Section 3(C) may be removed at any annual or special meeting, by vote of a majority of the stockholders voting as a class who elected such director, with or without cause. In case any vacancy shall occur among the directors elected by the holders of shares of Series B Preferred Stock pursuant to this Section 3(C), such vacancy may be filled by the remaining director so elected, or his or her successor then in office, and the director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of directors.

(iii)     The right of the holders of shares of Series B Preferred Stock, voting separately as a class, to elect two members of the Board of Directors of the Corporation as aforesaid shall continue until, and only until, such time as all arrears in dividends (whether or not declared) on the Series B Preferred Stock shall have been paid or declared and set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided subject to revesting in the event of each and every subsequent default of the character above-mentioned. Upon any termination of the right of the holders of the Series B Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Series B Preferred Stock pursuant to this Section 3(C) shall terminate immediately. Whenever the term of office of the directors elected by the holders of shares of Series B Preferred Stock pursuant to this Section 3(C) shall terminate and the special voting powers vested in the holders of the Series B Preferred Stock pursuant to this Section 3(C) shall have expired, the maximum number of members of the Board of Directors of the Corporation shall be such number as may be provided for in the By-Laws of the Corporation, irrespective of any increase made pursuant to the provisions of this Section 3(C). The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series B Preferred Stock in this Section 3.

(D)     Except as otherwise required by applicable law or as set forth herein, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of common stock as set forth herein) for taking any corporate action.

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APPENDIX A

Section 4. Certain Restrictions.

(A)      Whenever dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)       declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(ii)      declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)     except as permitted in subsection 4(A)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

(iv)     purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)     The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation (voluntary or otherwise), no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received an amount (the “Series B Liquidation Preference”) equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $10,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount of all cash or other property to be distributed per share to holders of common stock upon such liquidation, dissolution or winding up of the Corporation, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the aggregate amount per share to which holders of shares of Series B Preferred Stock were entitled immediately prior

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APPENDIX A

to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series B Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series B Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or other transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of common stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of common stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series B Preferred Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

Section 8. Redemption. The shares of Series B Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law.

Section 9. Ranking. Unless otherwise expressly provided in the Certificate of Incorporation or a Certificate of Designations relating to any other series of preferred stock of the Corporation, the Series B Preferred Stock shall rank junior to every other series of the Corporation’s preferred stock previously or hereafter authorized, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the common stock.

Section 10. Fractional Shares. Series B Preferred Stock may be issued in whole shares or in any fraction of a share that is one ten-thousandth (1/10,000th) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Stockholder Rights Agreement dated as of March 17, 2023, between the Corporation and Continental Stock Transfer & Trust Company, as Rights Agent, for fractions of a share other than one ten-thousandth (1/10,000th) of a share or any integral multiple thereof.

Section 11. Amendment. At any time any shares of Series B Preferred Stock are outstanding, the Certificate of Incorporation and the foregoing Sections 1 through 10, inclusive, and this Section 11 of the Certificate of Designations shall not be amended in any manner, including by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series B Preferred Stock, voting separately as a class.

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APPENDIX A

Exhibit B

Form of Right Certificate

Certificate No. R-_______ Rights

NOT EXERCISABLE AFTER MARCH 16, 2024 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF WISDOMTREE, INC., AT $0.01 PER RIGHT, ON THE TERMS SET FORTH IN THE StockHOLDER RIGHTS AGREEMENT BETWEEN WISDOMTREE, INC. AND Continental Stock Transfer & Trust Company, AS RIGHTS AGENT, DATED AS OF MARCH 17, 2023 (THE “RIGHTS AGREEMENT”). UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

Right Certificate

WISDOMTREE, INC.

This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Stockholder Rights Agreement dated as of March 17, 2023 (the “Rights Agreement”) between WisdomTree, Inc. (the “Company”) and Continental Stock Transfer & Trust Company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the close of business on March 16, 2024 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one ten-thousandth of a fully paid, non-assessable share of the Series B Junior Participating Cumulative Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $___________ per one ten-thousandth of a share (the “Exercise Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and the related Certificate duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of ______________, based on the Preferred Stock as constituted at such date.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person or Associate or Affiliate thereof, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Exercise Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal office of the Company and the designated office of the Rights Agent and are also available upon written request to the Company or the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the

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APPENDIX A

Rights evidenced by the Right Certificate or Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised. If this Right Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Right Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

Under certain circumstances, subject to the provisions of the Rights Agreement, the Board of Directors of the Company at its option may exchange all or any part of the Rights evidenced by this Certificate for shares of the Company’s Common Stock or Preferred Stock at an exchange ratio (subject to adjustment) specified in the Rights Agreement.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Board of Directors of the Company at its option at a redemption price of $0.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors).

The Company is not obligated to issue fractional shares of stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). If the Company elects not to issue such fractional shares, in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock, Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the electronic signature of the proper officers of the Company as a document under corporate seal.

Attested:	WISDOMTREE, INC.
By:___________________________	By:___________________________
Secretary or Assistant Secretary	Name:
Title: Chair, Vice Chair, Chief Executive Officer, President or Vice President
Countersigned:
Continental Stock Transfer & Trust Company
By:___________________________
Name:
Title:

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APPENDIX A

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED __________ hereby sells, assigns and transfers unto __________ (Please print name and address of transferee) _________________ this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ____________, __	__________________________________
Signature
Signature Medallion Guaranteed: _____________________________

Signatures must be medallion guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate __________ are __________ are not being transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned __________ did __________ did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: ____________, __	__________________________________
Signature

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APPENDIX A

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

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APPENDIX A

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Right Certificate.)

To WISDOMTREE, INC.:

The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate or if the Rights are being exercised pursuant to Section 11(a)(ii) of the Rights Agreement, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying taxpayer number:

(Please print name and address)
Dated: ____________, __	__________________________________
Signature
Signature Medallion Guaranteed: _____________________________

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APPENDIX A

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate __________ are __________ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned __________ did __________ did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: ____________, __	__________________________________
Signature

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APPENDIX A

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

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APPENDIX A

Exhibit C

Form of Summary of Rights

Summary of Stockholder Rights Agreement of Wisdomtree, Inc.

On March 17, 2023 the Board of Directors of WisdomTree, Inc. (the “Company”) adopted a stockholder rights plan, as set forth in the Stockholder Rights Agreement, dated March 17, 2023 between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “Rights Agreement”). The Rights Agreement is intended to protect the Company and its stockholders from efforts to obtain control of the Company that the Board of Directors determines are not in the best interests of the Company and its stockholders, and to enable all stockholders to realize the long-term value of their investment in the Company. The Rights Agreement is not intended to interfere with any merger, tender or exchange offer or other business combination approved by the Board of Directors.

The following description of the terms of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A dated March 17, 2023. A copy of the Rights Agreement is available free of charge from the Company.

Rights Dividend: Pursuant to the terms of the Rights Agreement, the Board of Directors declared a dividend distribution of (i) one Right (as defined below) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and (ii) 1,000 Rights for each outstanding share of Series A Non-Voting Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Series A Preferred Stock”) to stockholders of record as of the close of business on March 28, 2023 (the “Record Date”). In addition, one Right will automatically attach to each share of Common Stock and 1,000 Rights will automatically attach to each share of Series A Preferred Stock, in each case, issued between the Record Date and the earlier of the Distribution Date (as defined below) and the expiration date of the Rights. Each “Right” entitles the registered holder thereof to purchase from the Company a unit consisting of one ten-thousandth of a share (a “Unit”) of Series B Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”) at a cash exercise price of $32.00 per Unit (the “Exercise Price”), subject to adjustment, under certain conditions specified in the Rights Agreement and summarized below.

Distribution Date: Initially, the Rights are not exercisable and are attached to and trade with all shares of Common Stock or Series A Preferred Stock outstanding as of, and issued subsequent to, the Record Date. The Rights will separate from the Common Stock and Series A Preferred Stock and will become exercisable upon the earlier of:

•  the close of business on the tenth calendar day following the first public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” by acquiring beneficial ownership of 10% (or 20% in the case of a person which, together with all affiliates and associates of such person, is the beneficial owner of shares of Common Stock of the Company representing less than 20% of the shares of Common Stock of the Company then outstanding, and which is entitled to file, and files, or has filed, a statement on Schedule 13G pursuant to Rule 13d-1(b) or Rule 13d-1(c) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as such rules are in effect at the time of the public announcement of the declaration of the Rights dividend with respect to the shares of Common Stock beneficially owned by such person) or more of the outstanding shares of Common Stock, other than as a result of repurchases of stock by the Company or certain inadvertent actions by a stockholder (the date of said announcement being referred to as the “Stock Acquisition Date”); or

•  the close of business on the tenth business day (or such later day as the Board of Directors may determine) following the commencement of a tender offer or exchange offer that could result upon its consummation in a person or group becoming an Acquiring Person (the earlier of such dates being herein referred to as the “Distribution Date”).

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APPENDIX A

For purposes of the Rights Agreement, beneficial ownership is defined to include ownership of securities that are subject to a derivative transaction and acquired derivative securities. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Agreement are excepted from such imputed beneficial ownership.

Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), (1) the Rights will be evidenced by the Common Stock or Series A Preferred Stock certificates (or, with respect to any uncertificated shares of Common Stock or Series A Preferred Stock registered in book entry form (“Book Entry Shares”), by notation in book entry) and will be transferred with and only with such shares of Common Stock or Series A Preferred Stock, (2) new Common Stock or Series A Preferred Stock certificates or Book Entry Shares issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (3) the surrender for transfer of any certificates for Common Stock or Series A Preferred Stock or Book Entry Shares will also constitute the transfer of the Rights associated with the Common Stock or Series A Preferred Stock represented thereby.

As soon as practicable after the Distribution Date, one or more certificates evidencing Rights (the “Right Certificates”) will be mailed to holders of record of Common Stock and Series A Preferred Stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock or Series A Preferred Stock issued prior to the Distribution Date will be issued with Rights.

Subscription and Merger Rights: In the event that a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive upon exercise, in lieu of a number of shares of Preferred Stock, that number of shares of Common Stock of the Company (or, in certain circumstances, including if there are insufficient shares of Common Stock to permit the exercise in full of the Rights, Units of Preferred Stock, other securities, cash or property, or any combination of the foregoing) having a market value of two times the Exercise Price of the Right (such right being referred to as the “Subscription Right”). In the event that, at any time following the Stock Acquisition Date:

•  the Company consolidates with, or merges with and into, any other person, and the Company is not the continuing or surviving corporation;

•  any person consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property; or

•  50% or more of the Company’s assets or earning power is sold, mortgaged or otherwise transferred,

each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a market value equal to two times the Exercise Price of the Right (such right being referred to as the “Merger Right”).

The holder of a Right will continue to have the Merger Right whether or not such holder has exercised the Subscription Right. Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Rights Agreement) become null and void.

Until a Right is exercised, the holder will have no rights as a stockholder of the Company (beyond those as an existing stockholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for shares of Common Stock, other securities of the Company, other consideration or for common stock of an acquiring company.

Exchange Feature: At any time after a person becomes an Acquiring Person, the Board of Directors may, at its option, exchange all or any part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock for each Right, subject to adjustment as specified in the Rights Agreement. Notwithstanding the foregoing, the Board of Directors generally will not be empowered to effect such exchange at any time after any person becomes the beneficial owner of 50% or more of the Common Stock of the Company.

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APPENDIX A

Adjustments: The Exercise Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•  in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock;

•  if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or

•  upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least 1% of the Exercise Price. The Company is not obligated to issue fractional shares. If the Company elects not to issue fractional shares, in lieu thereof an adjustment in cash will be made based on the fair market value of the Preferred Stock on the last trading date prior to the date of exercise.

Redemption: The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors) by the Board of Directors only until the earlier of (1) the time at which any person becomes an Acquiring Person or (2) the expiration date of the Rights Agreement. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.

Amendment: The Rights Agreement may be amended by the Board of Directors in its sole discretion at any time prior to the time at which any person becomes an Acquiring Person. After such time the Board of Directors may, subject to certain limitations set forth in the Rights Agreement, amend the Rights Agreement only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or its associates or affiliates).

Expiration Date: The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 16, 2024 provided that if the Company’s stockholders have not ratified the Rights Agreement by the close of business on the first day after the Company’s 2023 meeting of stockholders (including any adjournments or postponement thereof), the Rights will expire at such time, in each case, unless previously redeemed or exchanged by the Company.

Qualifying Offer: If the Company receives a “Qualifying Offer” (as defined in the Rights Agreement) that has not been terminated and continues to be a Qualifying Offer for the period hereinafter described and the Board has not redeemed the outstanding Rights, exempted such Qualifying Offer from the terms of the Rights Agreement or called a special meeting for stockholders to vote on whether to exempt the Qualifying Offer from the terms of the Rights Agreement within ninety (90) business days following the commencement of such Qualifying Offer, and if, within ninety (90) to one hundred twenty (120) business days following commencement of such Qualifying Offer, the Company receives a notice in compliance with the Rights Agreement from holders of record (or their duly authorized proxy) of at least ten percent (10%) of the Common Stock (excluding shares beneficially owned by the offeror and its Affiliates and Associates) requesting a special meeting of the Company’s stockholders to vote on a resolution to exempt the Qualifying Offer (the “Qualifying Offer Resolution”) from the terms of the Rights Agreement, then the Board must call and hold such a special meeting (the “Special Meeting”) by the ninetieth (90th) business day following receipt of the stockholder notice (the “Outside Meeting Date”).

If prior to holding a vote on the Qualifying Offer Resolution at the Special Meeting, the Company enters into an agreement conditioned on the approval by holders of a majority of the outstanding shares of Common Stock with respect to a share exchange, one-step merger, tender offer and back-end merger, consolidation, recapitalization, reorganization, business combination or a similar transaction involving the Company or the direct or indirect acquisition of more than fifty percent (50%) of the Company’s consolidated total assets or earning power, the Outside Meeting Date may be extended by the Board of Directors so that stockholders vote on whether to exempt the qualifying offer at the same time as they vote on such agreement.

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APPENDIX A

If the Board does not hold the Special Meeting by the Outside Meeting Date to vote on the exemption of the Qualifying Offer, the Qualifying Offer will be deemed exempt from the Rights Agreement ten (10) business days after the Outside Meeting Date. If the Board does hold a Special Meeting and stockholders vote at such meeting in favor of exempting the Qualifying Offer from the terms of the Rights Agreement, the Qualifying Offer will be deemed exempt from the Rights Agreement ten (10) business days after the votes are certified as official by the inspector of elections.

A “Qualifying Offer”, in summary terms, is an offer determined by a majority of the independent members of the Board (as such independence is determined by the Board in accordance with the listing rules of the New York Stock Exchange) to have the following characteristics, among others, which are generally intended to preclude offers that are coercive, abusive or highly contingent:

•  is a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the outstanding shares of Common Stock (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer);

•  is an offer that is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any financing, funding or similar condition or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company;

•  is an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least ninety (90) business days and, if a Special Meeting is duly requested by stockholders in accordance with the terms of the Rights Agreement, for at least ten (10) business days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) business days following receipt of the Special Meeting notice delivered in accordance with the Rights Agreement, for at least ten (10) business days following such ninety (90) business day period;

•  an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of Common Stock not held by the Person making such offer (and such Persons Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•  an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to statutory appraisal rights, if any; and

•  an offer that is otherwise in the best interests of the Company and its stockholders.

As set forth in the Rights Agreement, additional requirements apply to offers not consisting solely of cash consideration. Notwithstanding the inclusion of a Qualifying Offer provision in the Rights Agreement, the Board reserves the right to reject any Qualifying Offer or any other tender or exchange offer or other acquisition proposal, or take any other action with respect to any Qualifying Offer or any tender or exchange offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of its fiduciary duties.

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APPENDIX A

Amendment No. 1 to Stockholder Rights Agreement

This AMENDMENT NO. 1 TO STOCKHOLDER RIGHTS AGREEMENT, dated as of May 4, 2023 (this “Amendment”), is made and entered into by and between WisdomTree, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a federally chartered trust company, as Rights Agent (the “Rights Agent”). Except as otherwise provided herein, capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the Company and the Rights Agent previously entered into that certain Stockholder Rights Agreement, dated as of March 17, 2023 (the “Agreement”);

WHEREAS, defined terms herein shall have meanings set forth in the Agreement unless otherwise specified herein;

WHEREAS, pursuant to Section 27 of the Agreement, prior to the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Board of Directors of the Company so directs, supplement or amend any provision of the Agreement as the Board of Directors of the Company may deem necessary or desirable without the approval of any holders of certificates representing shares of Common Stock or Series A Preferred Stock of the Company;

WHEREAS, as of the date hereof, a Section 11(a)(ii) Event has not occurred; and

WHEREAS, pursuant to the terms of the Agreement and in accordance with Section 27 thereof, the Company has directed that the Agreement be amended as set forth in this Amendment, and by its execution and delivery hereof, directs the Rights Agent to execute this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Agreement and this Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

1.        Amendment No. 1 to Definition of “Beneficial Owner,” “Beneficially Own,” and “Beneficial Ownership.” The definition of “Beneficial Owner,” “Beneficially Own,” and “Beneficial Ownership” in Section 1(d) of the Agreement is amended by replacing Section 1(d)(ii)(B) in its entirety with the following: “the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” or have “Beneficial Ownership” of, any security under this clause (B) if the agreement, arrangement or understanding to vote such security (x) (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to a written proxy or consent solicitation statement filed with the Securities and Exchange Commission in accordance with the Rules of the Exchange Act and (2) is not also then reportable by such person on Schedule 13D under the Exchange Act (or any comparable or successor report) or (y) is an agreement, arrangement or understanding with respect to voting on the proposal to approve and ratify this Agreement presented to the Company’s stockholders at the Company’s 2023 annual meeting of stockholders (including any adjournments or postponements thereof) (the “Ratification Proposal”); or”.

2.        Amendment No. 2 to Definition of “Beneficial Owner,” “Beneficially Own,” and “Beneficial Ownership.” The definition of “Beneficial Owner,” “Beneficially Own,” and “Beneficial Ownership” in Section 1(d) of the Agreement is amended by replacing Section 1(d)(iii) in its entirety with the following: “which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent or with respect to the Ratification Proposal, in each case, as described in the proviso to clause (B) of Section 1(d)(ii) hereof) or disposing of any securities of the Company; or”.

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APPENDIX A

3.        Officer’s Certificate. By executing this Amendment below, the undersigned duly appointed officer of the Company certifies that this Amendment has been executed and delivered in compliance with the terms of Section 27 of the Agreement and directs the Rights Agent to execute this Amendment.

4.        Interpretation. The term “Agreement” as used in the Agreement shall be deemed to refer to the Agreement as amended hereby.

5.        Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment, and of the Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6.        Waiver of Notice. The Rights Agent and the Company hereby waive any notice requirement under the Agreement pertaining to the matters covered by this Amendment.

7.        Governing Law. Section 32 of the Agreement shall apply mutatis mutandis to this Amendment.

8.        Binding Effect. This Amendment shall be binding upon and inure to the benefit of each party hereto, and their respective successors and assigns.

9.        Headings. Descriptive headings of the several sections of this Amendment are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

10.     Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. In the event that any signature to this Agreement or any amendment hereto is delivered by e-mail delivery of a portable document format (.pdf or similar format) data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page was an original thereof. No party hereto may raise the use of such electronic execution or transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

11.     Effectiveness. This Amendment shall be deemed effective as of the date first written above. Except as expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect and otherwise shall be unaffected hereby.

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APPENDIX A

IN WITNESS WHEREOF, the Company and the Rights Agent have caused this Amendment No. 1 to the Agreement to be executed and delivered by its duly authorized officers or representatives as of the day and year first written above.

WISDOMTREE, INC.
By:	/s/ Jonathan Steinberg
Name: Jonathan Steinberg
Title: Chief Executive Officer
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT
By:	/s/ Henry Farrell
Name: Henry Farrell
Title: Vice President

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APPENDIX A

Amendment No. 2 to Stockholder Rights Agreement

This AMENDMENT NO. 2 TO STOCKHOLDER RIGHTS AGREEMENT, dated as of May 10, 2023 (this “Amendment”), is made and entered into by and between WisdomTree, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a federally chartered trust company, as Rights Agent (the “Rights Agent”). Except as otherwise provided herein, capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the Company and the Rights Agent previously entered into that certain Stockholder Rights Agreement, dated as of March 17, 2023 (as amended pursuant to Amendment No. 1 thereto, dated May 5, 2023, the “Agreement”);

WHEREAS, defined terms herein shall have meanings set forth in the Agreement unless otherwise specified herein;

WHEREAS, the Company intends to enter into a Sale, Purchase and Assignment Deed, dated as of May 10, 2023 (the “SPA”), with WisdomTree International Holdings Ltd (“WTHL”), Electra Target HoldCo Limited (“ETH”), ETFS Capital Limited (“ETFS”), World Gold Council (“WGC”), Gold Bullion Holdings (Jersey) Limited (“GBH”), Rodber Investments Limited (“RIL”), and Graham Tuckwell (“GT”);

WHEREAS, pursuant to the SPA, (i) ETFS shall sell and assign the ETFS Royalty Gold Receivables (as defined in the SPA) to ETH and ETH shall purchase the ETFS Royalty Gold Receivables from ETFS and accept such assignment; (ii) GBH and GT shall each severally sell and assign Royalty Gold Receivable 1 (as defined in the SPA) to ETFS and ETFS shall purchase Royalty Gold Receivable 1 and accept such assignment; and (iii) WGC shall sell and assign Royalty Gold Receivable 2 (as defined in the SPA) to ETFS and ETFS shall purchase Royalty Gold Receivable 2 and accept such assignment, in each case in exchange for the payment of certain cash consideration and the issuance by the Company of a certain number of shares of the Company’s Series C Non-Voting Convertible Preferred Stock, par value $0.01 (the “WT Shares”) to GBH (the “WT Share Issuance”);

WHEREAS, pursuant to the SPA and in connection with the WT Share Issuance, the Company and GBH intend to enter into an Investor Rights Agreement (the “IRA”);

WHEREAS, pursuant to Section 27 of the Agreement, prior to the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Board of Directors of the Company so directs, supplement or amend any provision of the Agreement as the Board of Directors of the Company may deem necessary or desirable without the approval of any holders of certificates representing shares of Common Stock or Series A Preferred Stock of the Company;

WHEREAS, as of the date hereof, a Section 11(a)(ii) Event has not occurred; and

WHEREAS, pursuant to the terms of the Agreement and in accordance with Section 27 thereof, the Company has directed that the Agreement be amended as set forth in this Amendment, and by its execution and delivery hereof, directs the Rights Agent to execute this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Agreement and this Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

1.        Amendment to Definition of “Acquiring Person.” The definition of “Acquiring Person” in Section 1(a) of the Agreement is amended by inserting the following at the end of such section: “Notwithstanding anything in this Section 1(a) or this Agreement to the contrary, none of ETFS Capital Limited (“ETFS”), World Gold Council (“WGC”), Gold Bullion Holdings (Jersey) Limited (“GBH”), Rodber Investments Limited (“RIL”), or Graham Tuckwell (“GT”, and together with ETFS, WGC, GBH, and RIL, collectively, the “SPA Parties” and each an “SPA Party”) nor any of their respective Affiliates or Associates, either individually or together, is, nor shall any of them, be deemed to be, an “Acquiring Person”

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APPENDIX A

solely by virtue of, or as a result of (i) the approval, execution, and delivery of the Sale, Purchase and Assignment Deed, dated as of May 10, 2023, by and between the Company, certain Affiliates of the Company and the SPA Parties (as it may be amended from time to time, the “SPA”), (ii) the public announcement or public disclosure of the SPA or any of transactions contemplated thereby, (iii) the issuance to GBH of, or the right to be issued, shares of the Company’s Series C Non-Voting Convertible Preferred Stock, par value $0.01 (the “GBH Shares”) pursuant to the SPA, (iv) the acquisition of, or the right to acquire, Beneficial Ownership by GBH of any shares of Common Stock of the Company issued or issuable upon the conversion of the GBH Shares pursuant to the Certificate of Designations of Series C Non-Voting Convertible Preferred Stock of the Company (the “Series C Certificate of Designations”), or (v) the performance or consummation of any of the other transactions contemplated by the SPA, including without limitation the Company and GBH’s entry into the Investor Rights Agreement (as that term is defined in the SPA) (the foregoing actions being referred to herein as the “Permitted Events”). Notwithstanding the foregoing and for the avoidance of doubt, an SPA Party shall be deemed an Acquiring Person if such SPA Party shall become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to one or more Permitted Events or pursuant to a stock split, stock dividend or similar transaction) unless, immediately prior to the time, and as a result, of becoming the Beneficial Owner of such additional shares, such SPA Party, together with all Affiliates and Associates thereof, is not the Beneficial Owner of 10% (20% in the event that such SPA Party is then a 13G Investor) or more of the then outstanding shares of Common Stock.”

2.        Officer’s Certificate. By executing this Amendment below, the undersigned duly appointed officer of the Company certifies that this Amendment has been executed and delivered in compliance with the terms of Section 27 of the Agreement and directs the Rights Agent to execute this Amendment.

3.        Interpretation. The term “Agreement” as used in the Agreement shall be deemed to refer to the Agreement as amended hereby.

4.        Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment, and of the Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

5.        Waiver of Notice. The Rights Agent and the Company hereby waive any notice requirement under the Agreement pertaining to the matters covered by this Amendment.

6.        Governing Law. Section 32 of the Agreement shall apply mutatis mutandis to this Amendment.

7.        Binding Effect. This Amendment shall be binding upon and inure to the benefit of each party hereto, and their respective successors and assigns.

8.        Headings. Descriptive headings of the several sections of this Amendment are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

9.        Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. In the event that any signature to this Agreement or any amendment hereto is delivered by e-mail delivery of a portable document format (.pdf or similar format) data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page was an original thereof. No party hereto may raise the use of such electronic execution or transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

10.     Effectiveness. This Amendment shall be deemed effective as of the date first written above. Except as expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect and otherwise shall be unaffected hereby.

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APPENDIX A

IN WITNESS WHEREOF, the Company and the Rights Agent have caused this Amendment No. 2 to the Agreement to be executed and delivered by its duly authorized officers or representatives as of the day and year first written above.

WISDOMTREE, INC.
By:	/s/ Jonathan Steinberg
Name: Jonathan Steinberg
Title: Chief Executive Officer
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT
By:	/s/ Henry Farrell
Name: Henry Farrell
Title: Vice President

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APPENDIX A

Amendment No. 3 to Stockholder Rights Agreement

This AMENDMENT NO. 3 TO STOCKHOLDER RIGHTS AGREEMENT, dated as of March 18, 2024 (this “Amendment”), is made and entered into by and between WisdomTree, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a federally chartered trust company, as Rights Agent (the “Rights Agent”). Except as otherwise provided herein, capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the Company and the Rights Agent previously entered into that certain Stockholder Rights Agreement, dated as of March 17, 2023 (as amended pursuant to Amendment No. 1 thereto, dated May 4, 2023 and Amendment No. 2 thereto, dated May 10, 2023, the “Agreement”);

WHEREAS, defined terms herein shall have meanings set forth in the Agreement unless otherwise specified herein;

WHEREAS, the Board of the Directors of the Company finds it desirable to extend the Expiration Date of the Agreement and amend the Exercise Price of the Rights;

WHEREAS, pursuant to Section 27 of the Agreement, prior to the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Board of Directors of the Company so directs, supplement or amend any provision of the Agreement as the Board of Directors of the Company may deem necessary or desirable without the approval of any holders of certificates representing shares of Common Stock or Series A Preferred Stock of the Company;

WHEREAS, as of the date hereof, a Section 11(a)(ii) Event has not occurred; and

WHEREAS, pursuant to the terms of the Agreement and in accordance with Section 27 thereof, the Board of Directors of the Company has directed that the Agreement be amended as set forth in this Amendment, and by its execution and delivery hereof, the Company directs the Rights Agent to execute this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Agreement and this Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

1.        Section 7(a). Section 7(a) of the Rights Agreement is hereby amended by deleting the reference to “March 16, 2024” therein and inserting “March 17, 2025” in place thereof and by deleting the reference to “2023 meeting of stockholders” therein and inserting “2024 meeting of stockholders” in place thereof.

2.        Exhibit B. Exhibit B to the Rights Agreement is hereby amended by deleting all references therein to “March 16, 2024” and inserting “March 17, 2025” in place thereof.

3.        Exhibit C (Expiration Date). Exhibit C to the Rights Agreement is hereby amended by deleting the reference therein to “March 16, 2024” and inserting “March 17, 2025” in place thereof and by deleting the reference to “2023 meeting of stockholders” therein and inserting “2024 meeting of stockholders” in place thereof.

4.        Section 7(b). Section 7(b) of the Rights Agreement is hereby amended by deleting the reference to “$32.00” therein and inserting “$45.00” in place thereof.

5.        Exhibit C (Exercise Price). Exhibit C to the Rights Agreement is hereby amended by deleting the reference to “$32.00” therein and inserting “$45.00” in place thereof.

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A-60     WisdomTree, Inc. | 2024 Proxy Statement

APPENDIX A

6.        Officer’s Certificate. By executing this Amendment below, the undersigned duly appointed officer of the Company certifies that this Amendment has been executed and delivered in compliance with the terms of Section 27 of the Agreement and directs the Rights Agent to execute this Amendment.

7.        Interpretation. The term “Agreement” as used in the Agreement shall be deemed to refer to the Agreement as amended hereby.

8.        Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment, and of the Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

9.        Waiver of Notice. The Rights Agent and the Company hereby waive any notice requirement under the Agreement pertaining to the matters covered by this Amendment.

10.     Governing Law. Section 32 of the Agreement shall apply mutatis mutandis to this Amendment.

11.     Binding Effect. This Amendment shall be binding upon and inure to the benefit of each party hereto, and their respective successors and assigns.

12.     Headings. Descriptive headings of the several sections of this Amendment are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

13.     Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. In the event that any signature to this Agreement or any amendment hereto is delivered by e-mail delivery of a portable document format (.pdf or similar format) data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page was an original thereof. No party hereto may raise the use of such electronic execution or transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

14.     Effectiveness. This Amendment shall be deemed effective as of the date first written above. Except as expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect and otherwise shall be unaffected hereby.

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WisdomTree, Inc. | 2024 Proxy Statement       A-61

APPENDIX A

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Agreement to be duly executed as of the day and year first above written.

WISDOMTREE, INC.
By:	/s/ Jonathan Steinberg
Name: Jonathan Steinberg
Title: Chief Executive Officer
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT
By:	/s/ Henry Farrell
Name: Henry Farrell
Title: Vice President

[Signature Page to Amendment No. 3 to Rights Agreement]

A-62     WisdomTree, Inc. | 2024 Proxy Statement

APPENDIX A

Amendment No. 4 to Stockholder Rights Agreement

This AMENDMENT NO. 4 TO STOCKHOLDER RIGHTS AGREEMENT, dated as of March 25, 2024 (this “Amendment”), is made and entered into by and between WisdomTree, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a federally chartered trust company, as Rights Agent (the “Rights Agent”). Except as otherwise provided herein, capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the Company and the Rights Agent previously entered into that certain Stockholder Rights Agreement, dated as of March 17, 2023 (as amended pursuant to Amendment No. 1 thereto, dated May 4, 2023, Amendment No. 2 thereto, dated May 10, 2023, and Amendment No. 3 thereto, dated March 18, 2024, the “Agreement”);

WHEREAS, pursuant to Section 27 of the Agreement, prior to the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Board of Directors of the Company so directs, supplement or amend any provision of the Agreement as the Board of Directors of the Company may deem necessary or desirable without the approval of any holders of certificates representing shares of Common Stock or Series A Preferred Stock of the Company;

WHEREAS, as of the date hereof, a Section 11(a)(ii) Event has not occurred; and

WHEREAS, pursuant to the terms of the Agreement and in accordance with Section 27 thereof, the Board of Directors of the Company has directed that the Agreement be amended as set forth in this Amendment, and by its execution and delivery hereof, the Company directs the Rights Agent to execute this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Agreement and this Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

1.        Amendment No. 3 to Definition of “Beneficial Owner,” “Beneficially Own,” and “Beneficial Ownership.” The definition of “Beneficial Owner,” “Beneficially Own,” and “Beneficial Ownership” in Section 1(d) of the Agreement is amended by replacing Section 1(d)(ii)(B) in its entirety with the following: “the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” or have “Beneficial Ownership” of, any security under this clause (B) if the agreement, arrangement or understanding to vote such security (x) (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation, or exempt solicitation, made pursuant to a written proxy or consent solicitation statement filed with the Securities and Exchange Commission in accordance with the Rules of the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report) or (y) is an agreement, arrangement or understanding with respect to voting on a proposal to approve and ratify this Agreement (as amended from time to time), including any amendment thereto or extension thereof, presented to the Company’s stockholders at any annual or special meeting of the Company’s stockholders (including any adjournments or postponements thereof) (the “Ratification Proposal”); or”.

2.        Officer’s Certificate. By executing this Amendment below, the undersigned duly appointed officer of the Company certifies that this Amendment has been executed and delivered in compliance with the terms of Section 27 of the Agreement and directs the Rights Agent to execute this Amendment.

3.        Interpretation. The term “Agreement” as used in the Agreement shall be deemed to refer to the Agreement as amended hereby.

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WisdomTree, Inc. | 2024 Proxy Statement       A-63

APPENDIX A

4.        Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment, and of the Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

5.        Waiver of Notice. The Rights Agent and the Company hereby waive any notice requirement under the Agreement pertaining to the matters covered by this Amendment.

6.        Governing Law. Section 32 of the Agreement shall apply mutatis mutandis to this Amendment.

7.        Binding Effect. This Amendment shall be binding upon and inure to the benefit of each party hereto, and their respective successors and assigns.

8.        Headings. Descriptive headings of the several sections of this Amendment are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

9.        Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. In the event that any signature to this Agreement or any amendment hereto is delivered by e-mail delivery of a portable document format (.pdf or similar format) data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page was an original thereof. No party hereto may raise the use of such electronic execution or transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

10.     Effectiveness. This Amendment shall be deemed effective as of the date first written above. Except as expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect and otherwise shall be unaffected hereby.

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A-64     WisdomTree, Inc. | 2024 Proxy Statement

APPENDIX A

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to the Agreement to be duly executed as of the day and year first above written.

WISDOMTREE, INC.
By:	/s/ Jonathan Steinberg
Name: Jonathan Steinberg
Title: Chief Executive Officer
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT
By:	/s/ Henry Farrell
Name: Henry Farrell
Title: Vice President

[Signature Page to Amendment No. 4 to Rights Agreement]

WisdomTree, Inc. | 2024 Proxy Statement       A-65

APPENDIX B

Appendix B

Supplemental Information Concerning Participants in the Company’s Solicitation of Proxies

The following tables (“Director Nominees” and “Executive Officers”) list the name and business address of each of our director nominees and the name, present principal occupation and business address of each of our executive officers who, under SEC rules, are considered to be participants in our solicitation of proxies from our stockholders in connection with the Annual Meeting (collectively, the “Participants”).

Director Nominees

The principal occupations of our directors and nominees are either included herein or in the biographies located elsewhere in this proxy statement under the section titled “Proposal No. 1 – Election of Directors.” The names of each of our director nominees are listed below, and except as otherwise described below, the business address for all of the director nominees is c/o WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119.

Name
Lynn S. Blake
Anthony Bossone
Smita Conjeevaram
Rilla Delorier
Daniela Mielke
Shamla Naidoo
Tonia Pankopf
Win Neuger
Jonathan Steinberg

Executive officers

Set forth in the table below are the names of our executive officers (who do not also serve as a director of the Company) who are considered Participants, as well as their positions with the Company, which constitute their respective principal occupations. The business address for each executive officer set forth in the table below is c/o WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, NY 10119.

Name	Title
Bryan Edmiston	Chief Financial Officer
Marci Frankenthaler	Chief Legal Officer and Secretary
R. Jarrett Lilien	President and Chief Operating Officer
Alexis Marinof	Head of Europe
William Peck	Head of Digital Assets
David Yates	Chief Information Officer
Peter M. Ziemba	Senior Advisor to the CEO and Chief Administrative Officer

WisdomTree, Inc. | 2024 Proxy Statement       B-1

APPENDIX B

Information Regarding Ownership of Company Securities by Participants

The number of shares of our common stock beneficially held as of the record date by the Participants appears elsewhere in this proxy statement under the section titled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Except as described in this Appendix B or otherwise in this proxy statement, none of the Participants owns any debt or equity security issued by the Company of record that he or she does not also own beneficially.

Transactions in the Company’s Securities by Participants – Last Two Years

The following table sets forth information regarding purchases and sales of our securities by each Participant during the past two years. Unless otherwise indicated, all transactions were (i) in the public market, or (ii) pursuant to our equity compensation plans, and no part of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares	Transaction Description
Lynn S. Blake
	5/25/2022	1,073	Acquisition of shares
	7/25/2022	19,762	Grant of Restricted Stock Units
	6/26/2023	14,662	Grant of Restricted Stock Units
Anthony Bossone
	7/25/2022	19,762	Grant of Restricted Stock Units
	6/26/2023	14,662	Grant of Restricted Stock Units
Smita Conjeevaram
	7/25/2022	19,762	Acquisition of shares
	6/26/2023	14,662	Acquisition of shares
Rilla Delorier
	8/18/2023	11,828	Acquisition of shares
Daniela Mielke
	9/21/2022	16,639	Grant of Restricted Stock Units
	6/26/2023	14,662	Grant of Restricted Stock Units
Shamla Naidoo
	6/26/2023	14,662	Acquisition of shares
Win Neuger
	7/25/2022	19,762	Acquisition of shares
	6/26/2023	14,662	Acquisition of shares
Tonia Pankopf
	6/26/2023	14,662	Acquisition of shares
Jonathan Steinberg
	1/25/2023	69,057	Disposition of shares for taxes
	1/25/2023	320,142	Acquisition of shares
	1/25/2023	276,240	Grant of Performance Based Restricted Stock Units
	1/30/2023	44,715	Vesting of Performance Based Restricted Stock Units
	1/30/2023	22,828	Disposition of shares for taxes

B-2     WisdomTree, Inc. | 2024 Proxy Statement

APPENDIX B
Name	Transaction Date	Number of Shares	Transaction Description
	1/25/2024	92,355	Disposition of shares for taxes
	1/25/2024	269,410	Acquisition of shares
	1/25/2024	222,842	Grant of Performance Based Restricted Stock Units
	1/29/2024	260,618	Vesting of Performance Based Restricted Stock Units
	1/29/2024	133,046	Disposition of shares for taxes
	2/13/2024	303,781	Acquisition of shares
Bryan Edmiston
	1/25/2023	6,687	Disposition of shares for taxes
	1/25/2023	73,660	Acquisition of shares
	1/25/2023	21,186	Grant of Performance Based Restricted Stock Units
	1/25/2024	14,719	Disposition of shares for taxes
	1/25/2024	72,317	Acquisition of shares
	1/25/2024	19,939	Grant of Performance Based Restricted Stock Units
Marci Frankenthaler
	1/25/2023	13,082	Disposition of shares for taxes
	1/25/2023	73,660	Acquisition of shares
	1/25/2023	21,186	Grant of Performance Based Restricted Stock Units
	1/30/2023	5,199	Vesting of Performance Based Restricted Stock Units
	1/30/2023	1,875	Disposition of shares for taxes
	1/25/2024	18,728	Disposition of shares for taxes
	1/25/2024	71,002	Acquisition of shares
	1/25/2024	19,576	Grant of Performance Based Restricted Stock Units
	1/29/2024	22,716	Vesting of Performance Based Restricted Stock Units
	1/29/2024	8,190	Disposition of shares for taxes
R. Jarrett Lilien
	1/25/2023	29,156	Disposition of shares for taxes
	1/25/2023	195,495	Acquisition of shares
	1/25/2023	168,686	Grant of Performance Based Restricted Stock Units
	1/30/2023	10,830	Vesting of Performance Based Restricted Stock Units
	1/30/2023	4,366	Disposition of shares for taxes
	1/25/2024	48,212	Disposition of shares for taxes
	1/25/2024	164,537	Acquisition of shares
	1/25/2024	136,096	Grant of Performance Based Restricted Stock Units
	1/29/2024	143,386	Vesting of Performance Based Restricted Stock Units
	1/29/2024	76,016	Disposition of shares for taxes
Alexis Marinof
	1/25/2023	16,169	Disposition of shares for taxes
	1/25/2023	76,535	Acquisition of shares
	1/25/2023	22,013	Grant of Performance Based Restricted Stock Units
	1/30/2023	9,009	Vesting of Performance Based Restricted Stock Units

WisdomTree, Inc. | 2024 Proxy Statement       B-3

APPENDIX B
Name	Transaction Date	Number of Shares	Transaction Description
	1/30/2023	3,154	Disposition of shares for taxes
	1/25/2024	26,881	Disposition of shares for taxes
	1/25/2024	80,605	Acquisition of shares
	1/25/2024	22,224	Grant of Performance Based Restricted Stock Units
	1/29/2024	33,072	Vesting of Performance Based Restricted Stock Units
	1/29/2024	15,544	Disposition of shares for taxes
William Peck
	1/25/2023	10,273	Disposition of shares for taxes
	1/25/2023	66,964	Acquisition of shares
	1/25/2023	19,260	Grant of Performance Based Restricted Stock Units
	1/25/2024	16,922	Disposition of shares for taxes
	1/25/2024	55,224	Acquisition of shares
	1/25/2024	15,226	Grant of Performance Based Restricted Stock Units
	1/29/2024	15,830	Vesting of Performance Based Restricted Stock Units
	1/29/2024	5,707	Disposition of shares for taxes
David Yates
	1/25/2023	11,124	Disposition of shares for taxes
	1/25/2023	63,616	Acquisition of shares
	1/25/2023	18,297	Grant of Performance Based Restricted Stock Units
	1/25/2024	17,278	Disposition of shares for taxes
	1/25/2024	50,227	Acquisition of shares
	1/25/2024	13,848	Grant of Performance Based Restricted Stock Units
Peter M. Ziemba
	6/03/2022	5,000	Gift/disposition of shares
	6/03/2022	5,000	Gift/disposition of shares
	6/06/2022	8,400	Gift/disposition of shares
	6/06/2022	850	Gift/disposition of shares
	1/25/2023	18,513	Disposition of shares for taxes
	1/25/2023	102,120	Acquisition of shares
	1/25/2023	29,372	Grant of Performance Based Restricted Stock Units
	1/30/2023	8,232	Vesting of Performance Based Restricted Stock Units
	1/30/2023	2,969	Disposition of shares for taxes
	6/6/2023	7,150	Gift/disposition of shares
	8/16/2023	50,000	Disposition of shares
	8/17/2023	50,000	Disposition of shares
	1/25/2024	25,817	Disposition of shares for taxes
	1/25/2024	65,743	Acquisition of shares
	1/25/2024	18,126	Grant of Performance Based Restricted Stock Units
	1/29/2024	31,866	Vesting of Performance Based Restricted Stock Units
	1/29/2024	11,488	Disposition of shares for taxes
B-4     WisdomTree, Inc. | 2024 Proxy Statement

APPENDIX B

Miscellaneous Information Regarding Participants

Except as described in this proxy statement, including this Appendix B, to the Company’s knowledge: none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of the Company’s subsidiaries, (ii) has purchased or sold any of such securities within the past two years, or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this proxy statement, including this Appendix B, no associates of a Participant beneficially owns, directly or indirectly, any of the Company’s securities. Other than as disclosed in this proxy statement, including this Appendix B, neither the Company nor any of the Participants has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, except as disclosed in this proxy statement, including this Appendix B, neither the Company nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. During the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Other than as set forth in this proxy statement, including this Appendix B, none of the Participants nor any of their respective associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or the Company’s affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $120,000.

WisdomTree, Inc. | 2024 Proxy Statement       B-5

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED WISDOMTREE, INC. 2024 Annual Meeting of Stockholders June 12, 2024 This proxy is solicited by the Board of Directors WHITE PROXY CARD The undersigned stockholder(s) hereby appoint(s) Marci Frankenthaler and Peter M. Ziemba, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them, or either of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WISDOMTREE, INC. that the stockholder(s) is/are entitled to vote at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) to be held on June 12, 2024, at 10:00 a.m. Eastern Time at Paul Hastings LLP, 200 Park Avenue, 26th Floor, New York, NY 10166, and any adjournment or postponement thereof. The undersigned hereby revokes any other proxy heretofore given by the undersigned for the 2024 Annual Meeting, including any proxy previously given by telephone or the Internet, and acknowledges receipt of the Notice of the 2024 Annual Meeting and Proxy Statement dated April 29, 2024. The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the 2024 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY (continued on the reverse side)

WISDOMTREE, INC. YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of WisdomTree, Inc. for the upcoming 2024 Annual Meeting of Stockholders. YOU CAN VOTE TODAY IN ONE OF THREE WAYS: By Internet: Please access www.proxyvotenow.com/wt. Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below. By Telephone: Please call toll-free in the U.S. or Canada at 855-429-7917 on a touch-tone telephone. (If outside the U.S. or Canada, call 575-208-6225.) Then, follow the voice prompts. You will be required to provide the unique Control Number printed below. CONTROL NUMBER: You may submit your proxy by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the proxyholder(s) to vote your shares in the same manner as if you had completed, signed and returned a proxy card. By Mail: If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return this proxy card in the enclosed postage-paid envelope to: WisdomTree, Inc., c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095. TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Please mark vote as in this sample The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1A. Lynn S. Blake FOR AGAINST ABSTAIN 1B. Anthony Bossone FOR AGAINST ABSTAIN 1C. Smita Conjeevaram FOR AGAINST ABSTAIN 1D. Rilla Delorier FOR AGAINST ABSTAIN 1E. Daniela Mielke FOR AGAINST ABSTAIN 1F. Shamla Naidoo FOR AGAINST ABSTAIN 1G. Win Neuger FOR AGAINST ABSTAIN 1H. Tonia Pankopf FOR AGAINST ABSTAIN 1I. Jonathan Steinberg FOR AGAINST ABSTAIN The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. FOR AGAINST ABSTAIN 3. To vote on an advisory resolution to approve the compensation of the Company’s named executive officers. FOR AGAINST ABSTAIN The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. To vote, on a non-binding, advisory basis, on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. 1 year 2 years 3 years ABSTAIN The Board of Directors recommends you vote FOR the following proposal: 5. To ratify the approval by the Board of Directors of the extension of the Stockholder Rights Agreement, dated March 17, 2023, as amended, by and between the Company and Continental Stock Transfer & Trust Company. FOR AGAINST ABSTAIN NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Date: , 2024 Signature Signature (Joint Owners) Title(s) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.